Filed with the Securities and Exchange Commission on April 24, 2020

Registration No. 333-142455

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 23	☒

(Check appropriate box or boxes)

AXA EQUITABLE LIFE INSURANCE COMPANY

(Exact Name of Registrant)

AXA EQUITABLE LIFE INSURANCE COMPANY

(Name of Depositor)

1290 Avenue of the Americas, New York, New York 10104

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (212) 554-1234

SHANE DALY

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, New York, New York 10104

(Names and Addresses of Agents for Service (212)554-1234)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2020 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

Units of interest in Separate Accounts under variable annuity contracts.

EXPLANATORY NOTE:

This Post-Effective Amendment No. 23 (“PEA”) to the Registration Statement No. 333-142455 (“Registration Statement”) of AXA Equitable Life Insurance Company (“AXA Equitable”) and its Separate Account No. 206 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus, supplement and the Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated May 1, 2020 to the current variable life and variable annuity prospectuses

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged and the Prospectus is hereby incorporated by reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

PLEASE NOTE: The name changes, mergers and additions described below may not all be applicable to your contract or policy.

COMPANY NAME CHANGES. Subject to regulatory approval, effective on or about June 15, 2020:

Existing Name		New Name
AXA Equitable Life Insurance Company	will change its name to	Equitable Financial Life Insurance Company
AXA Advisors, LLC	will change its name to	Equitable Advisors, LLC
AXA Distributors, LLC	will change its name to	Equitable Distributors, LLC
AXA Equitable Funds Management Group, LLC	will change its name to	Equitable Investment Management Group, LLC
AXA Equitable Network, LLC	will change its name to	Equitable Network, LLC

Until each name change occurs, please read the prospectus using the corresponding “existing name” listed above. For some period of time after each name change occurs, you may still receive correspondence or documents using the corresponding existing name.

TRUST AND VARIABLE INVESTMENT OPTION NAME CHANGES. Subject to regulatory approval and any necessary conditions precedent, effective on or about June 15, 2020:

Existing Name		New Name
AXA Premier VIP Trust	will change its name to	EQ Premier VIP Trust
Charter Multi-Sector Bond	will change its name to	EQ/Core Plus Bond
EQ/Oppenheimer Global	will change its name to	EQ/Invesco Global
All Asset Growth-Alt 20	will change its name to	EQ/All Asset Growth Allocation
EQ/Capital Guardian Research	will change its name to	EQ/Capital Group Research
EQ/MFS International Value	will change its name to	EQ/MFS International Intrinsic Value

Until each name change occurs, please read the prospectus using the corresponding “existing name” listed above. For some period of time after each name change occurs, you may still receive correspondence or documents using the corresponding existing name.

UNDERLYING FUND PORTFOLIO AND VARIABLE INVESTMENT OPTION MERGERS. Subject to regulatory approval and any necessary conditions precedent, effective on or about June 8, 2020:

Acquired Variable Investment Option & Underlying Fund Portfolio		Acquiring Variable Investment Option & Underlying Fund Portfolio
Charter Aggressive Growth	will be merged into	EQ/All Asset Growth Allocation
Charter Growth	will be merged into	EQ/All Asset Growth Allocation
Charter Moderate	will be merged into	EQ/All Asset Growth Allocation
Charter Moderate Growth	will be merged into	EQ/All Asset Growth Allocation
Multimanager Mid Cap Growth	will be merged into	EQ/Janus Enterprise
EQ/UBS Growth and Income	will be merged into	EQ/Capital Guardian Research
EQ/Franklin Templeton Allocation Managed Volatility	will be merged into	EQ/Aggressive Growth Strategy
EQ/MFS Technology II	will be merged into	EQ/MFS Technology

Subject to regulatory approval and any necessary conditions precedent, effective on or about June 15, 2020:

Acquired Variable Investment Option & Underlying Fund Portfolio		Acquiring Variable Investment Option & Underlying Fund Portfolio
Charter Conservative	will be merged into	EQ/Conservative Allocation
Charter Small Cap Growth	will be merged into	EQ/Morgan Stanley Small Cap Growth
Charter Small Cap Value	will be merged into	1290 VT Small Cap Value
Multimanager Mid Cap Value	will be merged into	EQ/American Century Mid Cap Value
EQ/Templeton Global Equity Managed Volatility	will be merged into	1290 VT SmartBeta Equity

Until each merger occurs, the variable investment option that invests in the underlying portfolio being acquired will be available for investment. Once each merger occurs, the variable investment option that invests in the underlying portfolio that was acquired will no longer be available for investment. For some period of time after each merger occurs, you may still receive correspondence or documents using the corresponding acquired fund name.

NEW VARIABLE INVESTMENT OPTIONS. Subject to regulatory approval and any necessary conditions precedent, the following variable investment options and corresponding underlying fund portfolios will be available in the corresponding products on or about June 8, 2020:

Variable Investment Option & Underlying Fund Portfolio		Product(s)
EQ/Aggressive Growth Strategy	will be added to	Accumulator®; The Accumulator® Series; The Accumulator® Series 11.0; The Accumulator® Series 13.0; The Accumulator® Series 13A; EQUI-VEST® (Series 100-500); EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® (Series 201); EQUI-VEST® (Series 700); EQUI-VEST® (Series 701); EQUI-VEST® (Series 800); EQUI-VEST® (Series 801); EQUI-VEST® (Series 900); EQUI-VEST® (Series 901); EQUI-VEST® Employer-Sponsored Retirement Plans TSA Advantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans TSA Vantagesm; Retirement Cornerstone® Series
EQ/MFS Technology	will be added to	Champion 2000; COLI Institutional Series; Incentive Life®; Incentive Life® 2000; Incentive Life® ’02; Incentive Life® ’06; Incentive Life Legacy®; Incentive Life Legacy® (EFLOA); Incentive Life Legacy® II; IncentiveLife Legacy® III; Incentive Life Legacy® II (EFLOA); IncentiveLife Legacy® III (EFLOA); Incentive Life Optimizer®; Incentive Life Optimizer® II; IncentiveLife Optimizer® III; IncentiveLife Optimizer® III (EFLOA); Incentive Life Plus®; Retirement Cornerstone® Series 15.0; Retirement Cornerstone® Series 15A; Retirement Cornerstone® Series 15B; Special Offer Policy; Survivorship Incentive Lifesm Legacy

Subject to regulatory approval and any necessary conditions precedent, the following variable investment options and corresponding underlying fund portfolios will be available in the corresponding products on or about June 15, 2020 (as indicated below):

Variable Investment Option & Underlying Fund Portfolio		Product(s)
1290 VT Small Cap Value	will be added to	300+ Series; The Accumulator® Series 11.0; The Accumulator® Series 13.0; The Accumulator® Series 13A; Champion 2000; EQUI-VEST® (Series 100-500); EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® (Series 700); EQUI-VEST® (Series 701); EQUI-VEST® (Series 800); EQUI-VEST® Employer-Sponsored Retirement Plans TSA Advantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans TSA Vantagesm; Incentive Life®; Incentive Life® 2000; Incentive Life® ’02; Incentive Life® ’06; Incentive Life Legacy®; Incentive Life Legacy® (Equitable Financial Life Insurance Company of America “EFLOA”); Incentive Life Legacy® II; IncentiveLife Legacy® III; Incentive Life Legacy® II (EFLOA); IncentiveLife Legacy® III (EFLOA); Incentive Life Optimizer®; Incentive Life Optimizer® II; IncentiveLife Optimizer® III; IncentiveLife Optimizer® III (EFLOA); Incentive Life Plus®; Momentumsm; Momentumsm Plus; Retirement Cornerstone® Series 12.0; Retirement Cornerstone® Series 13.0; Retirement Cornerstone® Series 15.0; Retirement Cornerstone® Series 15A; Retirement Cornerstone® Series 15B; Retirement Investment Account®; Special Offer Policy; Survivorship Incentive LifeSM Legacy
1290 VT SmartBeta Equity	will be added to	Accumulator®; The Accumulator® Series; The Accumulator® Series 11.0; The Accumulator® Series 13.0; The Accumulator® Series 13A; American Dental Association; EQUI-VEST® (Series 100-500); EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® (Series 700); EQUI-VEST® (Series 701); EQUI-VEST® (Series 800); EQUI-VEST® Employer-Sponsored Retirement Plans TSA Advantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans TSA Vantagesm; Retirement Cornerstone® Series; Retirement Cornerstone® Series 12.0

Variable Investment Option & Underlying Fund Portfolio		Product(s)
EQ/American Century Mid Cap Value	will be added to	The Accumulator® Series 11.0; The Accumulator® Series 13.0; The Accumulator® Series 13A; EQUI-VEST® (Series 100-500); EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® (Series 700); EQUI-VEST® (Series 701); EQUI-VEST® (Series 900); EQUI-VEST® Employer-Sponsored Retirement Plans TSA Advantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans TSA Vantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® Vantagesm Additional Contributions Tax-Sheltered (ACTS) Program, New Jersey Department of Higher Education; Momentumsm; Momentumsm Plus
EQ/Conservative Allocation	will be added to	Investment Edge® 15.0
EQ/Morgan Stanley Small Cap Growth	will be added to	The Accumulator® Series 11.0; The Accumulator® Series 13.0; The Accumulator® Series 13A; Champion 2000; EQUI-VEST® (Series 100-500); EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® (Series 700); EQUI-VEST® (Series 701); EQUI-VEST® (Series 800); EQUI-VEST® (Series 801); EQUI-VEST® (Series 900); EQUI-VEST® (Series 901); EQUI-VEST® Employer-Sponsored Retirement Plans TSA Advantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans TSA Vantagesm; Incentive Life®; Incentive Life® 2000; Incentive Life® ’02; Incentive Life® ’06; Incentive Life Legacy®; Incentive Life Legacy® (EFLOA); Incentive Life Legacy® II; IncentiveLife Legacy® III; Incentive Life Legacy® II (EFLOA); IncentiveLife Legacy® III (EFLOA); Incentive Life Optimizer®; Incentive Life Optimizer® II; IncentiveLife Optimizer® III; IncentiveLife Optimizer® III (EFLOA); Incentive Life Plus®; Investment Edge® 15.0; Momentumsm; Momentumsm Plus; Special Offer Policy; Survivorship Incentive Lifesm Legacy

This means if you own one of the products listed above you can allocate contributions or transfer account value into the corresponding variable investment options once they are available. However, this also means if you own one of the products listed above you cannot allocate contributions or transfer account value into the corresponding variable investment options before they are available, and any premature allocation instructions will not be in good order.

3

American Dental Association

Members Retirement Program

Prospectus dated May 1, 2020

Please read and keep this prospectus for future reference. It contains important information that you should know before participating in the Program or allocating amounts under the contract. You should read the prospectuses for each Investment Trust which contain important information about the portfolios.

About the ADA Program

The Program provides members of the American Dental Association (the “ADA”) and their eligible employees several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts (“Plan Trusts”) maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: the Guaranteed Interest Option (“GIO”) and the variable investment options (the “Funds”) listed in the table below.

As previously notified, the Guaranteed Rate Accounts (3-year and 5-year) and Money Market Guarantee Account were closed to contributions, transfers and loan repayments on July 10, 2015 and January 27, 2017, respectively.

What is the ADA Members Retirement Program contract?

The ADA Members Retirement Program contract is a deferred group annuity contract issued by Equitable Financial Life Insurance Company (the “Company,” “we,” “our,” and “us”), formerly AXA Equitable Life Insurance Company. Contributions to the Plan trusts retained under the plans will be allocated among the Funds, and the Guaranteed Interest Option, in accordance with participant instructions.

Funds

Asset Allocation Risk-Based

•	1290 VT DoubleLine Dynamic Allocation
•	EQ/All Asset Growth Allocation(3)
•	EQ/Aggressive Allocation
•	EQ/Conservative Allocation
•	EQ/Conservative-Plus Allocation
•	EQ/Moderate Allocation
•	EQ/Moderate-Plus Allocation

Asset Allocation Age-Based

•	Target 2015 Allocation(2)
•	Target 2025 Allocation(2)
•	Target 2035 Allocation(2)
•	Target 2045 Allocation(2)
•	Target 2055 Allocation(2)
•	1290 Retirement 2020
•	1290 Retirement 2025
•	1290 Retirement 2030
•	1290 Retirement 2035
•	1290 Retirement 2040
•	1290 Retirement 2045
•	1290 Retirement 2050
•	1290 Retirement 2055
•	1290 Retirement 2060

Cash Equivalents

•	Guarantee Interest Option

International/Global Stocks

•	EQ/Global Equity Managed Volatility
•	EQ/International Core Managed Volatility
•	1290 VT SmartBeta Equity(4)
•	EQ/MFS International Growth

Bonds

•	EQ/Core Plus Bond(3)
•	EQ/Core Bond Index
•	EQ/PIMCO Global Real Return
•	Multimanager Core Bond
•	Vanguard VIF Total Bond Market Index

Large Cap Stocks

•	1290 VT Equity Income
•	EQ/Large Cap Growth Managed Volatility
•	EQ/Large Cap Value Managed Volatility
•	EQ/ClearBridge Large Cap Growth
•	EQ/Equity 500 Index
•	EQ/Invesco Comstock
•	EQ/JPMorgan Value Opportunities
•	EQ/Large Cap Growth Index
•	EQ/T. Rowe Price Growth Stock
•	Vanguard VIF Total Stock Market Index

Mid Cap Stocks

•	EQ/Mid Cap Index
•	EQ/Janus Enterprise
•	EQ/Mid Cap Value Managed Volatility

Small Cap Stocks

•	1290 VT GAMCO Small Company Value
•	EQ/AB Small Cap Growth
•	EQ/Small Company Index

Specialty

•	1290 VT GAMCO Mergers & Acquisitions

Sector

•	Multimanager Technology

(1)	The “All Asset” Portfolios.
(2)	This variable investment option was closed to contributions on or about July 12, 2018.
(3)

This is the variable investment option’s new name. Please see “Portfolios of the Trusts” later in this prospectus for the variable investment option’s former name which may continue to be used in certain documents for a period of time after the date of this prospectus.

(4)

This is the surviving variable investment option of a Portfolio merger. Please see ”Portfolios of the Trust” later in this prospectus for the name of the acquired variable investment option which may continue to be used in certain documents for a period of time after the date of this prospectus.

You may allocate amounts to any of the Funds. Each Fund is a subaccount of Separate Account No. 206. Each of the Funds invests in shares of a corresponding portfolio (“Portfolio”) of EQ Premier VIP Trust, EQ Advisors Trust, Vanguard Variable Insurance Fund and 1290 Funds® (the “Investment Trusts”). You should also read the prospectuses for the Investment Trusts and keep them for future reference. As described in more detail in the “Portfolios of the Investment Trusts” section of the prospectus, the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio was closed to contributions on or about July 12, 2018.

Guaranteed option.  The guaranteed option we offer is the Guaranteed Interest Option. If you are an existing contract holder you may still have allocated values to the Money Market Guarantee Account or the 5-year Guaranteed Rate Account. The 5-year Guaranteed Rate Account and the Money Market Guarantee Account are closed to contributions, transfers and loan repayments.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. The securities are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

#823111

the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

A Statement of Additional Information (“SAI”), dated May 1, 2020, which is part of the registration statement, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at the ADA Members Retirement Program, c/o Equitable Financial Life Insurance Company, Box 4872, Syracuse, NY 13221 or calling 1-800-223-5790.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3).  Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company by calling 1-800-223-5790 or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling (877) 522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Contents of this Prospectus

Index of key words and phrases	5
The Company	6
How to reach us	7
The Program at a glance — key features	9
Employer choice of retirement plans	9
Plan features	9
The Contract at a glance — key features	10

Fee table	11

Example	12
Condensed financial information	12
Financial statements of Funds	12

1. Program investment options	13
Investment options	13
About Separate Account No. 206	13
The Investment Trusts	13
About your voting rights	14
Portfolios of the Investment Trusts	15
The guaranteed options	22

2. How we value your account balance	24
For amounts in the Funds	24
How we determine the unit value	24
How we value the assets of the Funds	24

Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.

When we address the reader of this prospectus with words such as “you” and “your,” we generally mean the individual plan participant in one or more of the plans available in the Program. For example, “you” and “your” may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract owner’s instructions under the contract. For example, in “Transfers and access to your account.”

As explained in certain sections, “you” and “your” may sometimes refer to the employer. For example, “The Program” section of this prospectus is primarily directed at the employer.

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by us. You should not rely on any other information or representation.

3. Transfers and access to your account	25
Transfers among investment options	25
Disruptive transfer activity	25
Our Automated Voice Response System and our internet website	26
Participant loans	26
Choosing benefit payment options	26
Spousal consent	28
Proof of correct information	28
Required minimum distribution payments after you die	28

4. The Program	30
Eligible employers	30
Summary of plan choices	30
Getting started	30
How to make Program contributions	30
Discontinuance of Program Contributions	31
Allocating Program contributions	31
Distributions from the investment options	31
Rules applicable to participant distributions	32

5. Charges and expenses	33
Charges for state premium and other applicable taxes	33
Fees paid to the American Dental Association	34
General information on fees and charges	34
Charges that the Trusts deduct	34

6. Tax information	35
CARES Act	35
Buying a contract to fund a retirement arrangement	35
Lifetime required minimum distributions	35
Income taxation of distributions to qualified plan participants	35
In-Plan Roth rollover	36
Tax withholding and information reporting	37
Impact of taxes to the Company	37

7. More information	38
About program changes or terminations	38
IRS disqualification	38
About the separate account	38
About the general account	38
COVID-19	39
Cybersecurity risks and catastrophic events	39
About legal proceedings	39
Financial statements	39
Distribution of the contracts	39
Reports we provide and available information	39
Acceptance	39

Appendix

I	—	Condensed financial information	I-1

II	—	State contract variations of certain features and benefits	II-1

Statement of Additional Information Table of contents

Index of key words and phrases

This index should help you locate more information on the terms used in this prospectus.

Page

Automated Voice Response System	26
The Company	6
beneficiary	27
benefit payment options	10, 26
business day	24
contract	1
contributions	10
disruptive transfer activity	25
eligible rollover distributions	36
Fair valuation	24
Funds	1
GRA	10, 22
guaranteed options	10
individually designed plan	30
IRA	36

Page

IRS Pre-Approved Plan	9, 30
internet website	26
investment options	13
market timing	25
Money Market Guarantee Account	22
Pooled Trust	30
Portfolio	1
Program	30
Roth 401(k)	9
separate accounts	38
Separate Trust	30
Underlying Portfolios	34
unit value	24
unit	24

The Company

We are Equitable Financial Life Insurance Company, a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $734.4 billion in assets as of December 31, 2019. For more than 160 years the Company has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

How to reach us

You may communicate with us at the mailing addresses listed below for the purposes described. You can also use the Internet to access information about your account and to complete certain requests. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

•	Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

•	Unit values and other account information under your plan.

•	Any other information or materials that we provide in connection with the Program.

Information on joining the Program

By Internet:

The ADA Members Retirement Program Website ada.equitable.com, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on “Contact us.”

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by the Company. You should not rely on any other information or representation.

By phone:

1-800-523-1125

(Retirement Program Specialists

available weekdays 9 a.m. to 5 p.m. Eastern Time)

By regular mail:

The ADA Members Retirement Program

c/o Equitable Financial Life Insurance Company

Box 4875

Syracuse, NY 13221

By registered, certified, or overnight delivery:

The ADA Members Retirement Program

c/o Equitable Financial Life Insurance Company

100 Madison St., MD-34-42

Syracuse, NY 13202

Information once you join the Program

By phone:

1-800-223-5790 (U.S.) or 1-800-223-5790-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. (Retirement Plan Account Managers available weekdays 9 a.m. to 5 p.m. Eastern Time)

By Internet for amounts in the Plan Trust:

By logging on to ada.equitable.com, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their credentials. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:

•	Investment performance, current Fund unit values, and current guaranteed option interest rates.

•	Transfer assets between investment options and obtain account balance information.

•	Change the allocation of future contributions.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

•	Online remittal of Contributions

•	Online remittal of annual Plan and Participant Census Information

•	Online Form 5500 preparation and filing (IRS Pre-Approved Plans only)

Toll-free Automated Voice Response System for amounts in the Plan Trust:

By calling 1-800-223-5790 or 1-800-223-5790-0 you may, with your assigned personal security code, use our Automated Voice Response System to:

•	Transfer assets between investment options and obtain account information.

•	Change the allocation of future contributions.

•	Hear personalized performance information and Fund unit values.

Our Automated Voice Response System operates 24 hours a day. You may speak with our Retirement Plan Account Managers during regular business hours.

For correspondence without contribution checks sent by regular mail:

The ADA Members Retirement Program

P.O. Box 4872

Syracuse, NY 13221

For correspondence with contribution checks sent by regular mail:

The Association Members Retirement Program

P.O. Box 13678

Newark, NJ 07188-3678

For all correspondence (with or without contribution checks) sent by registered, certified, or overnight delivery:

Equitable Financial Life Insurance Company

Association Service MD-34-42

100 Madison Street

Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.

By E-Mail:

We welcome your comments and questions regarding the ADA Members Retirement Program or website. If you have a comment or suggestion please email us from the Program website. Go to ada.equitable.com, Participant Services and click on “Contact Us.”

The Program at a glance — key features

Employer choice of retirement plans

Our IRS Pre-Approved Plan (“Plan”) is a defined contribution prototype or volume submitter plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A “designated Roth contribution” (“Roth 401(k)”) may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See “Tax Information” below.

The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 (“ERISA”). The Program’s investment options are the only investment choices under the IRS Pre-Approved Plan.

If you maintain your own individually-designed plan, which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.

Plan features

IRS Pre-Approved Plan:

•	Program investment options used as the only investment choices.

•	Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

•	Use of our Separate Trust.

•	No minimum amount must be invested.

•	Online Form 5500 reporting.

•	Automatic updates for law changes (may require employer adoption) and reporting.

Investment Only:

•	Our Pooled Trust is adopted for investment use only.

•	Recordkeeping services provided for plan assets in Pooled Trust.

Plan charges and expenses:

•	Plan and transaction charges vary by type of plan adopted, or by specific transaction.

Additional features for amounts held in the Plan Trusts:

•	Toll-free number available for transfers and account information.

•	Internet website access to account information and transactions.

•	Participant loans (if elected by your employer; some restrictions apply; not applicable to Investment Only).

•	Regular statements of account.

•	Retirement Program Specialist and Retirement Plan Account Manager support.

•	Daily valuation of accounts.

	IRS Pre-Approved Plan	Pooled Trust for Individually Designed Plans
Who selects investments?	Participant	Participant or trustee, as specified under your Plan
Are loans available?	Yes, if permitted under your Plan	No
When are you eligible for distributions?	Upon retirement, death, disability or termination of employment	Benefits depend upon the terms of your Plan

The Contract at a glance — key features

Guaranteed options:

The guaranteed options include the 5-year Guaranteed Rate Account (“GRA”), the Guaranteed Interest Option and a Money Market Guarantee Account. The Money Market Guarantee Account and the 5-year Guaranteed Rate Account are closed to contributions, transfers and loan repayments. See “Guaranteed investment options” under “Program investment options” later in this prospectus.

Tax advantages:

•	On earnings: No tax on investment earnings until withdrawn.

•	On transfers: No tax on internal transfers.

Tax note:

Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code (the “Code”). Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see “Tax information” later in this prospectus.)

Contract charges and expenses:

•	Program expense charge assessed against combined value of Program assets in the Plan Trust.

•	Administration fees and other expenses charged on a Fund-by-Fund basis, as applicable.

•	Record maintenance and report fee.

•	Enrollment fee.

•	Annuity administrative fee.

•	Indirectly, charges of underlying investment vehicles for investment management, administrative fees and other expenses.

Benefit Payment Options:

•	Lump sum.

•	Installments on a time certain or dollar certain basis including automated minimum distributions if elected.

•	Fixed annuity benefit payout options as available under your employer’s plan.

•	Variable annuity benefit payout options as available under your employer’s plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.

Contributions:

•	Can be allocated to any one option or divided among them.

•	Must be made by check or money order payable to The Company or remitted online.

•	Must be sent along with the form acceptable to us.

•

Are credited on the day of receipt if accompanied by properly completed forms. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Transfers among investment options:

•	Generally, amounts may be transferred among the investment options at any time.

•	Transfers may be made through our Automated Voice Response System or Program website.

•	There is no charge for transfers and no tax liability.

•	Transfers from the Guaranteed Rate Account may not be made prior to maturity.

Fee table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in “Charges and expenses” later in this prospectus.

The first table describes fees and expenses that you will pay if you purchase a variable annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may apply. Charges for certain features shown in the fee table are mutually exclusive.

Charges we deduct from your account value at the time you request certain transactions

Charge if you purchase a variable annuity payout option (which is described in a separate prospectus for that option)	$350

Premium tax charge if you select an annuity payout option(1)	0.00%-1.00%

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying Portfolio or Investment Trust fees and expenses.

Charges we deduct from your investment options expressed as an annual percentage of daily net assets
Program expense charge(2)	1.00% (Maximum)
0.47% (Current)
Fund related other expenses(3)	0.01%

Charges we deduct from your account value at the end of each calendar quarter
Record maintenance and report fee(4)	$3.00

Charges we may deduct from your account value
Enrollment fee(5)	$25 per participant

You also bear your proportionate share of all fees and expenses paid by a “Portfolio” that corresponds to any Fund you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio’s net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related Fund. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio’s fees and expenses is contained in the Investment Trust prospectus for the Portfolio.

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets including management fees, service fees, and/or other expenses)(*)	Lowest 0.13%	Highest 4.96%

(*)

“Total Annual Portfolio Operating Expenses” may be based, in part, on amounts estimated by the underlying Funds. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2021 (“Expense Limitation Arrangement”) (unless the Investment Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2021. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses after the effect of Expense Limitation Arrangements(**)	Lowest 0.13%	Highest 1.50%

(**)	“Total Annual Portfolio Operating Expenses” may be based, in part, on amounts estimated by the underlying Funds.

For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.

(1)	We reserve the right to deduct the premium tax charge from each contribution or from distributions or upon termination of your contract.

(2)

This charge will fluctuate from year to year based on assets in the Investment Trusts and the number of participants enrolled in the Program. Based on the number of participants in the program and the assets in the Investment Trusts, we anticipate that the program expense charge for the 12 month period beginning May 1, 2020 will be 0.47%. This charge is also deducted from amounts in the GRA, GIO and the Money Market Guarantee Account. For a description of how it is calculated for amounts in the Funds, GRA, GIO and the Money Market Guarantee Account, see “Charges based on amounts in the Program” in “Charges and expenses” later in this Prospectus.

(3)

These expenses vary by investment Fund and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2019. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2020.

(4)	For Investment Only retirement arrangements, the fee is $1.00 per quarter.

(5)	This fee is charged to the employer. If the employer fails to pay this charge, we may deduct it from participant’s account value or from subsequent contributions.

Example

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Underlying Portfolio fees and expenses.

This example below shows the expenses that a hypothetical contract owner would pay in the situations illustrated and assumes the maximum charges applicable under the contract, including the maximum program expense charge and the maximum program-related other expenses, as well as the record maintenance and report fee and the enrollment fee. For purposes of this example, the program expense charge has been rounded to 1.00%. Since under the example assumptions no surrender charge or redemption charge would apply in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The charges used in the example are the maximum expenses. The 5-year Guaranteed Rate Account, the Guaranteed Interest Option and Money Market Guarantee Account are not covered by the fee table and example. However, the ongoing expenses do apply to the 5-year Guaranteed Rate Account, the Guaranteed Interest Option and Money Market Guarantee Account. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

This example assumes that you invest $10,000 in the indicated options under the contract for the time periods shown. The example also assumes that your investment has a 5% return each year and assumes the maximum contract charges and total annual expenses of the portfolios (before expense limitations) described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you surrender or do not surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period
Portfolio Name	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	$632	$1,823	$2,986	$5,773	$982	$2,173	$3,336	$6,123
(b) assuming minimum fees and expenses of any of the Portfolios	$153	$422	$710	$1,519	$503	$772	$1,060	$1,869

Condensed financial information

Please see Appendix I at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2019.

Financial statements of Funds

Each of the Funds is part of our Separate Account No. 206 as described in “About the separate account” under “More information” later in this prospectus. The financial statements for Separate Account No. 206 may be found in the SAI for this prospectus.

1. Program investment options

Investment options

We offer various investment options under the contract which include: variable investment options that we call the “Funds”, and the Guaranteed Interest Option. The 5-year Guaranteed Rate Account and the Money Market Guarantee Account are no longer being offered. We reserve the right to discontinue the offering of any Funds or any guaranteed options at any time.

You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The prospectuses for the Investment Trusts contain this and other important information about those funds. The prospectuses should be read carefully before investing.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Retirement Plan Account Manager is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

About Separate Account No. 206

Each variable investment option is a subaccount of Separate Account No. 206. We established Separate Account No. 206 in 1999 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 206 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 206 operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 206. However, the obligations themselves are obligations of the Company.

Separate Account No. 206 and the Company are not required to register, and are not registered, as investment companies under the Investment Company Act of 1940.

Each sub-account (Fund) within the Separate Account invests (i) with respect to the Insurance company dedicated Portfolios, solely in class K shares issued by the corresponding portfolio of its Investment Trust and (ii) with respect to the Retail Portfolios, solely in class I shares issued by the corresponding portfolio of its Investment Trust. Please note that the Vanguard portfolios do not have separate share classes.

We reserve the right subject to compliance with laws that apply:

(1)	to add Funds to, or to remove Funds from, the Separate Account, or to add other separate accounts;

(2)	to combine any two or more Funds;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any Fund to another Fund;

(4)

to operate the Separate Account or any Fund as a management investment company (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account or a Fund directly);

(5)	to restrict or eliminate any voting rights as to the Separate Account;

(6)	to register or deregister the Separate Account or any variable investment option under the Investment Company Act of 1940, provided that such action conforms with the requirements of applicable law;

(7)	to cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies; and

(8)

to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

The Investment Trusts

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Investment Trusts do not impose sales charges or “loads” for buying and selling their shares. All dividends and other distributions on Investment Trust shares are reinvested in full. The Board of Trustees of each Investment Trust serves for the benefit of each Investment Trust’s shareholders. The

Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Investment Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Investment Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

The Funds invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios.

About your voting rights

No voting rights apply to any of the separate accounts or to the Guaranteed Options.

However, as the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

•	the election of trustees;

•	the formal approval of independent public accounting firms selected for each Investment Trust; or

•	any other matters described in each prospectus for the Investment Trusts or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners/participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners/participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners/participants vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Investment Trusts sell their shares to our separate accounts in connection with the Company’s annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with us. EQ Premier VIP Trust, Vanguard Variable Insurance Fund and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for the Company. 1290 Funds® also sells its shares directly to the public. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees of each

Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

Separate Account No. 206 voting rights

If actions relating to the Separate Account require contract owner/participant approval, contract owners/participants will be entitled to one vote for each unit they have in the variable investment options. Each contract owner/participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners/participants.

Portfolios of the Investment Trusts

We offer both affiliated and unaffiliated Investment Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), formerly AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust, EQ Advisors Trust and 1290 Funds®. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out the investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the Investment Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”) and Equitable Distributors, LLC (“Equitable Distributors”), (together, the “Distributors”) may directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees, if any will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios. As such, it is generally more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, if any as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”), and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in other Portfolios that use the EQ volatility management strategy, are identified below in the chart by a “✓” under the column entitled “Volatility Management.”

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the EQ volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified below in the chart by a “Δ” under the column entitled “Volatility Management”. Any such unaffiliated Portfolio is not identified under “Volatility Management” below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Asset Transfer Program.  Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Special note about Portfolio closures:  In July 2018, the following Portfolios (the “Target Allocation Portfolios”) were closed to contributions and loan repayments:

•	Target 2015 Allocation Portfolio

•	Target 2025 Allocation Portfolio

•	Target 2035 Allocation Portfolio

•	Target 2045 Allocation Portfolio

•	Target 2055 Allocation Portfolio

Any amounts you have in a Target Allocation Portfolio can remain in that Portfolio, but you cannot transfer or contribute any additional amounts to that Portfolio. You can always transfer amounts out of a Target Allocation Portfolio to another investment option, or take distributions, subject to plan provisions, from a Target Allocation Portfolio, but you cannot transfer any such amounts back into that Portfolio.

Insurance company dedicated Portfolios

These Portfolios are exclusively for purchase by insurance company separate accounts on behalf of contract holders. These Portfolios are not available directly to the general public.

EQ Premier VIP Trust — Class K Shares(1) Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/AGGRESSIVE ALLOCATION	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC	✓
EQ/CONSERVATIVE ALLOCATION	Seeks to achieve a high level of current income.	• Equitable Investment Management Group, LLC	✓
EQ/CONSERVATIVE-PLUS ALLOCATION	Seeks to achieve current income and growth of capital, with a greater emphasis on current income.	• Equitable Investment Management Group, LLC	✓
EQ/CORE PLUS BOND**(2)	Seeks to achieve high total return through a combination of current income and capital appreciation.	• Equitable Investment Management Group, LLC

EQ Premier VIP Trust — Class K Shares(1) Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/MODERATE ALLOCATION	Seeks to achieve long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC	✓
EQ/MODERATE-PLUS ALLOCATION	Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	• Equitable Investment Management Group, LLC	✓
TARGET 2015 ALLOCATION*	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2025 ALLOCATION*	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2035 ALLOCATION*	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2045 ALLOCATION*	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2055 ALLOCATION*	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC

EQ Advisors Trust — Class K Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
1290 VT DOUBLELINE DYNAMIC ALLOCATION	Seeks to achieve total return from long-term capital appreciation and income.	• Equitable Investment Management Group, LLC • DoubleLine Capital LP
1290 VT EQUITY INCOME	Seeks a combination of growth and income to achieve an above-average and consistent total return.	• Equitable Investment Management Group, LLC • Barrow, Hanley, Mewhinney & Strauss LLC
1290 VT GAMCO MERGERS & ACQUISITIONS	Seeks to achieve capital appreciation.	• Equitable Investment Management Group, LLC • GAMCO Asset Management, Inc.
1290 VT GAMCO SMALL COMPANY VALUE	Seeks to maximize capital appreciation.	• Equitable Investment Management Group, LLC • GAMCO Asset Management, Inc.
1290 VT SMARTBETA EQUITY***(4)	Seeks to achieve long-term capital appreciation.	• AXA Rosenberg Management, LLC • Equitable Investment Management Group, LLC
EQ/ALL ASSET GROWTH ALLOCATION**(3)	Seeks long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC
EQ/AB SMALL CAP GROWTH	Seeks to achieve long-term growth of capital.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/CLEARBRIDGE LARGE CAP GROWTH	Seeks to achieve long-term capital growth.	• Equitable Investment Management Group, LLC • ClearBridge Investments, LLC
EQ/CORE BOND INDEX	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.	• Equitable Investment Management Group, LLC • SSgA Funds Management, Inc.

EQ Advisors Trust — Class K Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/EQUITY 500 INDEX	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500 Composite Stock Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s 500 Composite Stock Index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/GLOBAL EQUITY MANAGED VOLATILITY	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Morgan Stanley Investment Management Inc. • Invesco Advisers, Inc.	✓
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   EARNEST Partners, LLC

•   Massachusetts Financial Services Company d/b/a MFS Investment Management

•   Federated Global Investment Management Corp.

✓
EQ/INVESCO COMSTOCK	Seeks to achieve capital growth and income.	• Equitable Investment Management Group, LLC • Invesco Advisers, Inc.
EQ/JANUS ENTERPRISE	Seeks to achieve capital growth.	• Equitable Investment Management Group, LLC • Janus Capital Management LLC
EQ/JPMORGAN VALUE OPPORTUNITIES	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC • J.P. Morgan Investment Management Inc.
EQ/LARGE CAP GROWTH INDEX	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000® Growth Index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   HS Management Partners, LLC

•   Loomis, Sayles & Company, L.P.

•   Polen Capital Management, LLC

•   T. Rowe Price Associates, Inc.

✓

EQ Advisors Trust — Class K Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/LARGE CAP VALUE MANAGED VOLATILITY	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management	✓
EQ/MFS INTERNATIONAL GROWTH	Seeks to achieve capital appreciation.	• Equitable Investment Management Group, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management
EQ/MID CAP INDEX	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s MidCap 400® Index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/MID CAP VALUE MANAGED VOLATILITY	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Diamond Hill Capital Management, Inc. • Wellington Management Company, LLP	✓
EQ/PIMCO GLOBAL REAL RETURN	Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.	• Equitable Investment Management Group, LLC • Pacific Investment Management Company LLC
EQ/SMALL COMPANY INDEX	Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/T. ROWE PRICE GROWTH STOCK	Seeks to achieve long-term capital appreciation and secondarily, income.	• Equitable Investment Management Group, LLC • T. Rowe Price Associates, Inc.
MULTIMANAGER CORE BOND	Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.	• Equitable Investment Management Group, LLC • BlackRock Financial Management, Inc. • DoubleLine Capital LP • Pacific Investment Management Company LLC • SSgA Funds Management, Inc.

EQ Advisors Trust — Class K Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
MULTIMANAGER TECHNOLOGY	Seeks to achieve long-term growth of capital.	• AllianceBernstein L.P. • Allianz Global Investors U.S. LLC • Equitable Investment Management Group, LLC • Wellington Management Company, LLP

Vanguard Variable Insurance Fund Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)
VANGUARD® VIF TOTAL BOND MARKET INDEX PORTFOLIO	Seeks to track the performance of a broad, market-weighted bond index.	• Vanguard Fixed Income Group
VANGUARD® VIF TOTAL STOCK MARKET INDEX PORTFOLIO	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	• Vanguard Equity Index Group
†	The “All Asset” Portfolios.
*	This Portfolio was closed to contributions on or about July 12, 2018. For more information, please see “Special note about Portfolio closures” earlier in this section.
(1)	Formerly known as AXA Premier VIP Trust
(**)

This information reflects the variable investment option’s name. The chart below reflects the variable investment option’s former name which may continue to be used in certain documents for a period of time after the date of this prospectus. The number in the “FN” column corresponds with the number contained in the table above.

FN	Variable Investment Option Name

(2)	Charter Multi-Sector Bond

(3)	All Asset-Growth Alt 20

(***)

This information reflects the merger of variable investment options. The chart below reflects the acquired variable investment which may continue to be used in certain documents for a period of time after the date of this prospectus, and the acquiring variable investment option. The number in the “FN” column corresponds with the number contained in the table above.

FN	Acquired Variable Investment Option	Acquiring Variable Investment Option

(4)	EQ/Templeton Global Equity Managed Volatility	1290 VT SmartBeta Equity

Retail portfolios

These Portfolios are retail mutual funds that are also directly available to the general public and do not require investing through a Separate Account. If you were to purchase these Portfolios directly from a broker or mutual fund company, you would not receive the death benefit or incur the expenses of the Separate Account.

1290 Funds® — Class I Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
1290 RETIREMENT 2020	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2025	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2030	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ

1290 Funds® — Class I Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
1290 RETIREMENT 2035	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2040	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2045	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2050	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2055	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2060	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ

You should consider the investment objectives, risks, charges, and expenses of the Portfolios carefully before investing. The prospectuses for the Portfolios contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-223-5790.

The guaranteed options

We currently offer one guaranteed option:

•	the Guaranteed Interest Option (“GIO”).

We also have other guaranteed options for existing contract owners who have allocated amounts to them:

•	5-year Guaranteed Rate Account (“GRA”), and

•	our Money Market Guarantee Account.

The GRA and the Money Market Guarantee Account are no longer being offered for contribution or transfer of additional amounts.

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the GRA and GIO become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the New York Department of Financial Services and to insurance laws and regulations of all jurisdictions in which we are authorized to do business. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities Act of 1933 or Investment Company Act of 1940. Disclosures relating to interests in the general account are, however, subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

Guaranteed Rate Account

As of July 10, 2015, you were able to maintain any amounts you have in the Guaranteed Rate Account, but you were no longer able to contribute or transfer additional amounts to this account as of that date. Any amounts that currently remain in the Guaranteed Rate Account will continue to earn interest at the quoted interest rate until maturity or withdrawn. See “Maturing GRA” in the SAI for more information.

Restrictions on withdrawals and transfers

•	You may not transfer from a GRA to another investment option except at maturity.

•	Withdrawals may be made from the GRA before maturity if: you are disabled; you attain age 72 (or age 70 1/2 if applicable); you die; or your employment is terminated.

•	You may not remove GRA funds to take a loan.

•	Certain other withdrawals prior to maturity are permitted. See “Procedures for withdrawals, distributions and transfers from a GRA” in the SAI.

The GRA Guarantees

The Company guarantees all contributions allocated to the GRA.

Guaranteed Interest Option

The GIO is part of our general account, pays interest at guaranteed rates, and provides an investment option in which the value of the principal will not fluctuate. Contributions allocated to the GIO will receive the interest rate in effect for that business day.

We credit interest daily to amounts in the GIO. We set interest rates monthly. All interest rates are effective annual rates net of program expense and other expenses. Your lifetime minimum rate is 1.00%. The current interest rate will never be less than the lifetime minimum rate.

Transfers to and from the GIO to other investment options are permitted. Withdrawals are also permitted from the GIO, subject to a market value adjustment if plan-initiated. See “Procedures for withdrawals, distributions and transfers — Plan-initiated withdrawals and the market value adjustment” in the SAI for more information.

Money Market Guarantee Account

The Money Market Guarantee Account is not a “money market fund” subject to Rule 2a-7 of the Investment Company Act of 1940, and investors in the Money Market Guarantee Account are not entitled to any protections afforded by Rule 2a-7. In addition, an investment in the Money Market Guarantee Account is not insured by the FDIC or other governmental agency.

On January 27, 2017, the Money Market Guarantee Account was closed to new contributions and loan repayments. Any amounts you have in the Money Market Guarantee Account can remain in your account, but you can no longer transfer or contribute any additional amounts to your account. Any amounts that remained in your Money Market Guarantee Account will continue to accrue interest as described below.

You can always transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you can no longer transfer any such amounts back into the Money Market Guarantee Account.

The Money Market Guarantee Account Guarantee

We guarantee the amount of your contributions to the Money Market Guarantee Account and the interest credited. We hold assets in our Separate Account No. 43 sufficient to pay all principal and accrued interest under the Money Market Guarantee Account option, less applicable fees, as required by law. Assets we hold in Separate Account No. 43 attributable to ADA participants are available to Program participants who have allocated amounts to the Money Market Guarantee Account. We may not use these amounts to satisfy obligations that may arise out of any other business we conduct. If the assets in Separate Account No. 43 are insufficient to provide for payment of all principal and accrued interest under the Money Market Guarantee Account, we will transfer additional assets into Separate Account No. 43 from the Company’s general account, to make up for any shortfall. We may remove assets from Separate Account No. 43 that are in excess of those attributable to the combined account values of all ADA participants.

Please see Appendix I later in this prospectus for variations that may apply in your state.

Calculation of our rates.  The interest rate we credit to the Money Market Guarantee Account approximates:

(1)	the average over each calendar year of “domestic prime” money market funds (funds with the highest quality investments); plus

(2)	an amount which approximates the average expenses deducted from such funds; less

(3)	0.15% (Administration Fee) and the applicable Program Expense Charge. See “Charges and expenses” later in this prospectus.

2. How we value your account balance

We credit the full amount of your contributions under the Program. At any time, your value under the Program is the “account balance” in the Funds, the GRA, GIO and the Money Market Guarantee Account to which you have allocated contributions. These amounts are subject to certain fees and charges that are reflected in your account balance, as applicable. See “Charges and expenses” in your prospectus.

For amounts in the Funds

When you invest in a Fund, your contribution or transfer purchases “units” of that Fund. The unit value on any day reflects the value of the Fund’s investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur.”

On any given day, your account value in any Fund equals the number of the Fund’s units credited to your account, multiplied by that day’s value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

How we determine the unit value

We determine the unit value for each Fund at the end of each business day. The unit value for each Fund is calculated by first determining a gross unit value, which reflects only investment performance, and then adjusting it for Fund expenses to obtain the Fund unit value. We determine the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day. We calculate the net investment factor as follows:

•	First, we take the value of the Fund’s assets at the close of business on the preceding business day.

•

Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

•	Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

•	Finally, we divide this amount by the value of the Fund’s assets at the close of the preceding business day.

The Fund unit value is calculated on every business day by multiplying the Fund unit value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a)	is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b)	is the charge to the Fund for that month for the daily accrual of fees and other expenses times the number of days since the end of the preceding month.

How we value the assets of the Funds

The Funds invest in corresponding Portfolios of EQ Premier VIP Trust, EQ Advisors Trust, Vanguard Variable Insurance Fund and 1290 Funds® (the “Investment Trusts”), and the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding Portfolios.

Fair valuation

The Funds may invest in securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable), which are valued at their fair value under policies and procedures established by the Investment Trusts. For more information, please see the prospectus for the applicable Investment Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

3. Transfers and access to your account

Transfers among investment options

You may transfer some or all of your amounts among the investment options if you participate in the IRS Pre-Approved Plan. Participants in other plans may make transfers as allowed by the plan.

No transfers from the GRA to other investment options are permitted prior to maturity. Transfers to the GRA are no longer permitted as of July 10, 2015. No transfers to the Money Market Guarantee Account are permitted as of January 27, 2017. Transfers to and from the other investment options are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Investment Trusts. In addition, we reserve the right to restrict transfers among investment options as described in your contract including limitations on the number, frequency or dollar amount of transfers.

Please see “Allocating Program contributions” in “The Program” for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectus for the Investment Trusts for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of EQ Premier VIP Trust, EQ Advisors Trust and 1290 Funds® (together, the “affiliated Investment Trusts”) as well as investment options with underlying Portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated Investment Trusts”. The affiliated Investment Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated Investment Trust obtains from us owner trading activity. The affiliated Investment Trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity.

When a contract owner/participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that the Company has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or an Investment Trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated Investment Trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners/participants, we will work with the unaffiliated trust to review contract owner/participant trading activity. Each Investment Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the Investment Trusts for more information.

It is possible that the Investment Trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the Investment Trusts had not implemented such a fee. If a redemption fee is implemented by the Investment Trusts, that fee, like any other Investment Trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the Investment Trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the Investment Trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the Investment Trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Our Automated Voice Response System and our internet website

Participants may use our Automated Voice Response System, or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and hear investment performance information. To use our Automated Voice Response System, you must have a touch-tone telephone. Our internet website can be accessed at ada.equitable.com.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at ada.equitable.com.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the Automated Voice Response System and by the Program website. The procedures require personal identification information, including entering credentials, prior to acting on telephone instructions or accessing information on the internet website, and providing written confirmation of the transfers. We assign credentials to you after we receive your completed enrollment form. Thus, we will not be liable for following telephone instructions, or internet instructions, we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see “Disruptive transfer activity” above).

Participant loans

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Retirement Plan Account Managers. The number of plan loans outstanding are subject to the terms of the employer’s plan.

Loans are subject to restrictions under federal tax laws and ERISA, and are also subject to the limits of the plan. A loan may not be taken from the Guaranteed Rate Account prior to maturity. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must pay the interest as required by federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.

Choosing benefit payment options

Benefit payments are subject to plan provisions. Legislation enacted at the end of 2019 which is generally effective January 1, 2020 significantly amends the required minimum distribution rules and it may restrict the availability of payment options. Because these rules are statutory and regulatory, in many cases IRS guidance will be required to implement these changes. See the discussion under “Required minimum distribution payments after you die” later in the prospectus.

The Program offers a variety of benefit payment options for participants in the IRS Pre-Approved Plan. Your plan may allow you a choice of one or more of the following forms of distribution:

•	Qualified Joint and Survivor Annuity

•	Lump Sum Payment

•	Installment Payments

•	Life Annuity

•	Life Annuity — Period Certain

•	Joint and Survivor Annuity

•	Joint and Survivor Annuity — Period Certain

•	Cash Refund Annuity

Types of benefits

Under the IRS Pre-Approved Plan, you may select one or more of the forms of distribution explained below once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The minimum amount that can be used to purchase any type of annuity is $5,000. If the amount to be applied is less than $5,000 or would result in an initial monthly payment of less than $300, we will pay the amount in a lump sum. In most cases a variable annuity administrative charge of $350 will be deducted from the amount used to purchase an annuity from the Company. The remaining amount will be applied to purchase an annuity on the basis of the Table of Guaranteed Annuity Payments contained in the contract or our then-current annuity rates applicable at that time, whichever would provide a larger benefit. Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. After the contract’s fifth anniversary, we may change the actuarial basis used in the Table of Guaranteed Annuity Payments no more often than once every five years. We will provide advance notice of this change, and it will not apply to any annuity benefit that began before the change. Annuities purchased from other providers may also be subject to fees and charges.

Qualified Joint and Survivor Annuity.  An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse’s life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. In some plans, the law requires that if the value of your vested benefits exceeds $5,000, you must receive a Qualified Joint and Survivor Annuity unless your spouse consents in writing to a contrary election. Please see “Spousal consent requirements” below.

Lump sum payment.  A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. You may designate the investment options from which a partial payment will be made. If you do not designate the investment options from which you want the partial payment to be drawn, it will be drawn pro rata from all the investment options in which your account balance is invested. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

Periodic installments.  Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election.

Life Annuity.  An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

Life Annuity — Period Certain.  An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period subject to required minimum distribution rules. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

Joint and Survivor Annuity.  An annuity providing monthly payments for your life and that of your beneficiary subject to required minimum distribution rules. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

Joint and Survivor Annuity — Period Certain.  An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time subject to required minimum distribution rules. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

Cash Refund Annuity.  An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

Fixed and variable annuity choices

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity — Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity — Period Certain, you may select either fixed or variable payments. All forms of fixed and variable annuity benefits under the Program will be provided by us. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Retirement Plan Account Managers for our variable annuity prospectus.

Spousal consent requirements

Under the IRS Pre-Approved Plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to you reaching age 35, your spouse must consent to the designation and, upon you reaching age 35, must again give his or her consent or the designation will lapse. In some plans, in order for you to make a withdrawal or elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. In addition if you want to designate a non-spouse beneficiary, to consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse’s signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse’s consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent. No spousal consent to a withdrawal or benefit in a form other than a Qualified Joint and Survivor Annuity is required under certain plans that do not offer life annuity benefits.

All of these options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

Fixed annuity payout options

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

Variable Immediate Annuity payout options

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available Funds investing in Portfolios of EQ Premier

VIP Trust, EQ Advisors Trust and 1290 Funds®. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the Funds, and whether the actual rate of investment return is higher or lower than an assumed base rate.

Spousal consent

If a participant is married and has an account balance greater than $5,000 (except for amounts contributed to the Rollover Account), federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see “Spousal consent requirements” above.

Proof of correct information

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. The Company will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. The Company will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. The Company’s liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.

Required minimum distribution payments after you die

These vary, depending on the status of your beneficiary (individual or entity) and when you die. Legislation enacted at the end of 2019 significantly amends the post-death required minimum distribution rules for distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December 31, 2019 deaths. IRS guidance will be needed to implement these changes.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan following your death must be distributed within 10 years. IRS guidance will be needed regarding the mechanics of implementation of this “10-year” rule.

Individual beneficiary who has “eligible designated beneficiary” or “EDB” status. An individual beneficiary who is an “eligible designated beneficiary” or “EDB” is able to take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death (to be prescribed in Treasury Regulations).

The following individuals are EDBs:

•	your surviving spouse (see spousal beneficiary, below);

•	your minor children (only while they are minors);

•	a disabled individual (Code definition applies);

•	a chronically ill individual (Code definition applies); and

•	any individual who is not more than 10 years younger than you.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not an entity beneficiary. When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of this EDB status shift provision.

Spousal beneficiary. If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Your spouse may delay starting payments over his/her life or life expectancy period until the year in which you would have attained age 72. Your surviving spouse may be able to roll over amounts from your plan into an IRA or other eligible retirement plan.

Non-individual beneficiary

Pre-January 1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth anniversary of the participant’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the participant’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

Please note that under the legislation enacted in 2019, for participant deaths on or after January 1, 2020, it appears that trusts which would have qualified under pre-January 2020 rules as “see-through trusts” will now be treated as entity beneficiaries.

Additional Changes to post-death distributions after the 2019 legislation

The legislation enacted at the end of 2019 applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the participant’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the participant’s death on a term certain method. In certain cases a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the legislation enacted at the end of 2019 views the death of the original individual beneficiary as an event that triggers the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the participant’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the participant in this example died before December 31, 2019 the legislation caps the length of any post-death payment period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches majority-the remaining interest must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of these beneficiary status shift provisions.

Under the IRS Pre-Approved Plan, on the day we receive proof of death, we automatically transfer the participant’s account balance in the Funds to the investment option designated in the contract unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Account will remain in the Guaranteed Rate Account.

A non-spousal beneficiary may be able to directly roll over a death benefit into an inherited individual retirement arrangement dedicated to making post-death payments. Legislation enacted at the end of 2019 may restrict the availability of payment options under such individual retirement arrangements.

4. The Program

This section explains the ADA Members Retirement Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to “you” and “your” in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds operate within the Program.

ADA Members Retirement Program consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust (“IRS Pre-Approved Plan and Trust”) that is sponsored by the Company or, for Employers who prefer to use their own individually designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan’s Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, a group variable annuity Contract as a funding vehicle for employers who sponsor qualified retirement Plans. The Program is endorsed by the ADA, and the Trustee under the Separate Trust is Reliance Trust Company. The Program has 11,466 participants and $1.69 billion in assets on December 31, 2019.

Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under “How to reach us — Information on joining the Program” earlier in the prospectus.

Eligible employers

You can adopt the Program if you or at least one of your partners or other shareholders is a member of: (1) the ADA, (2) a constituent or component society of the ADA, or (3) an ADA-affiliated organization. Participation by an affiliated organization must first be approved by the ADA’s Council on Insurance and Retirement Programs.

Summary of plan choices

You have a choice of two retirement plan arrangements under the Program. You can:

•

Choose the IRS Pre-Approved Plan and Trust — which automatically gives you a full range of services from the Company. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the IRS Pre-Approved Plan and Trust, your only investment choices are from the Investment Options.

The IRS Pre-Approved Plan is a defined contribution master plan that can be adopted as a profit sharing plan, a defined contribution pension plan, or both. Traditional 401(k), SIMPLE 401(k), and Safe Harbor 401(k) are also available. A Roth 401(k) option is available for all 401(k) plan types.

•

Maintain your own individually designed plan — and use the Pooled Trust for investment options in the Program and your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans.

The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

Getting started

If you choose the IRS Pre-Approved Plan, you must complete an Adoption Agreement. If you have your own individually designed plan and wish to use the Pooled Trust as an investment vehicle, the trustee of your plan must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see “Your responsibilities as employer” in the SAI.

How to make Program contributions

Contributions can be made using the online contribution feature at ada.equitable.com by clicking Employer Log-In or by mail to the Association Members Retirement Program, PO Box 13678, Newark, NJ 07188-3678. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to the Company. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a contribution if it is received in an unacceptable form. All contributions sent in by mail must be accompanied by a form acceptable to us which designates the amount to be allocated to each participant by contribution type. The Statement of Additional Information provides additional details on how to make contributions to the Program.

Contributions are normally credited on the business day that we receive them, provided the Contribution Remittance form is properly completed and matches the check/contribution amount. Contributions are only accepted from the employer for properly enrolled participants. Employees may not send contributions directly to the Program. There is no minimum amount which must be contributed for investment if you adopt either Plan or if you have your own individually designed plan that uses the Pooled Trust.

Discontinuance of Program Contributions

Contributions under the group annuity contract will continue with respect to the Plan unless one of the following circumstances occurs which would result in the discontinuance of such contributions:

(a)	the Internal Revenue Service has determined that the Plan fails to qualify under Section 401(a) of the Code and applicable Treasury Regulation and we receive notice of such fact,

(b)	the contract owner notifies us that participation of the Plan under the group annuity contract is to be terminated, in which case the contract owner will discontinue contributions to the contract,

(c)	the contract fails to qualify as an annuity; if this occurs, we will have the right, upon receiving notice of such fact, to terminate the group annuity contract, or

(d)

we decide to replace the terms of the group annuity contract with terms available under a different group annuity contract issued by the Company or one of its affiliated or subsidiary life insurance companies for plans qualified under Section 401(a) of the Code and the contract owner disapproves of such change after we provide notice to the contract owner of such change.

Written notice regarding the discontinuance of contributions will be provided.

Allocating Program contributions

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate future contributions

(e.g., employer contributions, 401(k) salary deferral contributions) in different percentages than your GRA Maturity Allocations.

The Employee Retirement Income Security Act of 1974 provides relief to a plan fiduciary of a qualified plan with participant directed accounts, if the fiduciary allocates to a Qualified Default Investment Alternative (QDIA) contributions which the participant has failed to direct to an investment option under the plan after notice by the plan. The QDIA under the ADA Program is the EQ/Moderate Allocation fund unless the plan fiduciary has chosen an alternate QDIA. If you have not selected an investment option(s) under the Program to allocate your contributions, the plan fiduciary will allocate your contributions to the plan’s QDIA, after the fiduciary has given you notice in accordance with the regulations. After funds have been allocated to the plan’s QDIA, you may reallocate those funds to any other investment option under the Program.

When transaction requests are effective.  Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the IRS Pre-Approved Plan, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.

Distributions from the investment options

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those “Rules applicable to participant distributions” below. Certain plan distributions may be subject to federal income tax, and penalty taxes. See “Tax information” later in this prospectus and the SAI.

Amounts in the Funds , the Guaranteed Interest Option and Money Market Guarantee Account.  These are generally available for distribution at any time, subject to the provisions of your plan. However, there may be a delay for withdrawals from the Funds if there is any delay in redemptions from the corresponding portfolio of the Investment Trusts.

Amounts in the Guaranteed Rate Account.  Withdrawals generally may not be taken from the GRA prior to maturity. See “Guaranteed Rate Account.”

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

If your plan is an employer or trustee-directed plan, you as the employer are responsible for ensuring that there is sufficient cash available to pay benefits.

Rules applicable to participant distributions

In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in “Tax information” later in this prospectus and the SAI. You should discuss your options with a qualified financial advisor. Our Retirement Plan Account Managers also can be of assistance.

In general, under the IRS Pre-Approved Plan, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See “Choosing benefit payment options” under “Transfers and access to your account” earlier in this prospectus, “Tax information” later in this prospectus and the SAI for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 72 (or age 70 1/2 if applicable). For all other participants, distribution must begin by April 1 of the later of the year after attaining age 72 (or age 70 1/2 if applicable) or retirement from the employer sponsoring the plan. For more information, see “Lifetime required minimum distributions” in “Tax information” later in this prospectus.

Distributions must be made according to the terms of the plan, rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to ADA Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

•

A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, your entire post-tax account balance).

•

If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59 1/2.

•	Employees may generally not receive a distribution prior to severance from employment.

•	Hardship withdrawals before age 59 1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask his/her employer what types of withdrawals are available under his/her plan. See “Procedures for withdrawals, distributions and transfers” in the SAI for a more detailed discussion of these general rules.

Generally participants may not make withdrawals from the Guaranteed Rate Account prior to maturity. See “Guaranteed Rate Account” earlier in this prospectus.

5. Charges and expenses

You will incur two general types of charges under the Program:

(1)

Charges based on the value of your assets in the Plan Trusts — these apply to all amounts invested in the Plan Trusts (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2)

Plan and transaction charges — these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the guaranteed options.

We make no deduction from your contributions or withdrawals for sales expenses.

Annuity administrative charge

If a participant elects a variable annuity payment option, we deduct a $350 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month’s annuity payment. The minimum amount that can be converted to an annuity, so that the charge would apply, is $5,000. Annuities purchased from other providers may also be subject to fees and charges.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain applicable taxes that may be imposed on us, such as our state premium tax. Currently, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as our premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.

Program expense charge

(Based on amounts invested in the Program)

We assess the Program expense charge as a daily charge calculated at an annual rate of your account balance held in the Plan Trusts. Based on the number of participants in the program and the assets in the Plan Trusts, we anticipate that the Program expense charge for the 12 month period beginning May 1, 2020 will be 0.47%. Under the terms of the contract, the maximum Program expense charge is 1.00%. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

We apply the Program expense charge toward the cost of maintenance of the investment and options, the promotion of the Program, Funds, Guaranteed Rate Account, Guaranteed Interest Option, Money Market Guarantee Account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial, accounting costs, office equipment and stationery. During 2019 we received $7,306,953 compensation under the Program Expense Charge.

Fund related other expenses

(Borne by the Portfolios and Funds and based on amounts invested in the Program)

Certain other expenses are charged directly to the investment funds. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians’ fees, financial accounting costs, outside auditing and legal expenses, and other costs related to the Program.

The IRS Pre-Approved Plan and Individually-Designed Plan Fees (Plan and transaction expenses)

Record maintenance and report fee.  At the end of each calendar quarter, we deduct a record maintenance and report fee from each participant’s account balance. We charge this fee in part to offset the expenses that we incur in providing the participant-level record-keeping and reporting that we perform for those enrolled in the Program. This fee is:

IRS Pre-Approved Plan participants	$3 per quarter

Investment Only	$1 per quarter

Enrollment Fee.  We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or Plan Trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants’ account balances.

Portfolio operating expenses

(Borne by the Portfolios and Funds and based on amounts invested in the Program)

The Funds are indirectly subject to investment management fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts. These expenses are described in the Investment Trusts’ prospectuses.

Fees paid to the American Dental Association

We may pay the American Dental Association a fee for enabling the Program to be made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

General information on fees and charges

We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. For the year 2019, we received total fees and charges under the Program of $7,507,685.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated Portfolios (collectively, the “underlying Portfolios”). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

6. Tax information

In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person’s situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020, with certain provisions immediately effective or retroactively effective to January 1, 2020. If you own a tax-qualified contract or intend to purchase a tax-qualified contract, you should consult with your tax adviser regarding how the CARES Act impacts your unique situation. The CARES Act suspends required minimum distributions during the 2020 calendar year for many tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs). Please read all disclosure in this Prospectus accordingly. The CARES Act permits penalty-free withdrawals during 2020 from such plans and contracts by individuals affected by coronavirus or the economic aftermath. Coronavirus-related distributions from all such plans and contracts would be limited to an aggregate of $100,000 for any individual. The individual would be able to repay the amount of the distribution to the plan or contract within a 3-year period. The CARES Act also increases availability of specified qualified plan loans and flexibility of repayment. Please consult your tax adviser about your individual circumstances.

Buying a contract to fund a retirement arrangement

Annuity contracts can be purchased in connection with retirement plans qualified under Code section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits, such as the selection of Funds, availability of guaranteed options, and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Lifetime required minimum distributions

When you have to start lifetime required minimum distributions from your plan depends on your birthdate and retirement status. Under legislation enacted at the end of 2019, lifetime required minimum distributions from your plan must start for the year in which you attain age 72 (if you were born July 1, 1949 or later). For individuals born June 30, 1949 or earlier, lifetime required minimum distributions from your plan must start for the year in which you attain age 70 1/2. Subject to the terms of your plan, the start of required minimum distributions can be delayed to April 1st following the calendar year of retirement. However, if you own more than 5% of the business, you cannot delay the start of your lifetime required minimum distributions, even if you are still working.

Income taxation of distributions to qualified plan participants

In this section, the word “you” refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.

If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as “designated Roth contributions”, which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from a designated Roth contribution account may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan, governmental employer Section 457 plan) or to Roth IRAs.

Eligible rollover distributions.  Many types of distributions from qualified plans are “eligible rollover distributions” that can be rolled over to another “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59 1/2 may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. Under legislation enacted at the end of 2019, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions. IRS guidance will be required to implement this provision. Eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA that the participant has participated in for at least two years. An employee’s surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. Legislation enacted at the end of 2019 may restrict the availability of payment options under such IRAs. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. See “Eligible rollover distributions and federal income tax withholding” in the SAI for a more detailed discussion.

The IRS has issued ordering rules and related guidance on allocation between pre-tax and post-tax amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are “scheduled to be made at the same time” are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.

The guidance generally requires that the pre-tax amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax amount would not be currently taxable). If the recipient wants to divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans.

If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers.

(Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.) The guidance further indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is a post-tax amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax and post-tax amounts of a distribution. For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth post-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth post-tax contributions could be rolled over to a Roth IRA.

In-Plan Roth rollover

If the plan permits and according to plan terms, participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax amounts converted must be included in the participant’s taxable income for the same year as the conversion.

Tax law permits a plan to allow an internal direct transfer from a pre-tax or non-Roth post-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable and withdrawals would not be permitted from the designated Roth account under the plan. Additional separate accounting will be required to implement this provision.

Annuity or installment payments.  Each payment you receive is ordinary income for tax purposes, except where you have a “cost basis” in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

In-service withdrawals.  Some plans allow in-service withdrawals of post-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if they are attributable to your pre-January 1, 1987 contributions under plans that permitted those withdrawals as of May 5, 1986. Amounts that you include in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory federal income tax withholding may also apply.

Premature distributions.  You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 (d) distributions in connection with the birth or adoption of a child as specified in the Code, and (e) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.

Tax withholding and information reporting

Status for income tax purposes; FATCA. In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified plans, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contract owners/participants. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.  In almost all cases, 20% mandatory income tax withholding will apply to all “eligible rollover distributions” that are not directly rolled over to a qualified plan, Section 403(b) plan, governmental employer plan under Section 457 of the Code or a traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See “Eligible rollover distributions and federal income tax withholding” in the SAI. Under the IRS Pre-Approved Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan’s trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.

Impact of taxes to the Company

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in the Company being taxed, then the Company may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since the Company is the owner of the assets from which tax benefits may be derived.

7. More information

About program changes or terminations

Amendments.  The group annuity contract may be changed by amendment or replacement provided that such change does not reduce any annuity benefit provided before such change and provided that no rights, privileges, or benefits under the group annuity contract with respect to contributions made prior to the effective date of such change may be adversely affected by an amendment to the group annuity contract without the consent of the participant. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and transfer any amounts in that investment option to another option and (2) offer new investment options with different terms.

Termination.   We may terminate the group annuity contract upon 24 months written notice to contract owners. If the contract is terminated, we will not accept further contributions or perform any recordkeeping functions after the date of termination and amounts allocated to the GRA may be held until maturity.

If your plan’s trustee makes arrangements with us, you may be able to continue to invest amounts in the investment options that we provide and elect payment of benefits through us.

Assignment.  You may not assign your rights or obligations under the contract without the Company’s prior written consent. The Company may not assign its rights or obligations under the contract without your prior written consent, except that the Company will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that the Company remains liable for the failure of that corporation to perform its obligations.

IRS disqualification

If your plan is found not to qualify under the Internal Revenue Code, we may: (1) return the plan’s assets to the employer (in our capacity as the plan administrator), or (2) prevent plan participants from investing in the separate accounts.

About the separate account

Each Fund is part of our Separate Account No. 206. We established the separate account under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in the Funds for owners of our variable annuity contracts, including our group annuity contracts issued under the Program. The results of the separate account’s operations are accounted for without regard to the Company’s, or any other separate account’s, operating results. We are the legal owner of all of the assets in the separate account and may withdraw any amounts we have in the separate account that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate account. However, the obligations themselves are obligations of the Company. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program. Separate Account No. 206 has twenty-five sub-accounts corresponding to each of the portfolios of the Investment Trusts. Because of exclusionary provisions, Separate Account No. 206 is not subject to regulation under the Investment Company Act of 1940. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

About the general account

Our general obligations and any guaranteed benefits under the contract, including those that apply to the GRA, GIO and Money Market Guarantee Account, are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940.

The disclosure with regard to the general account, however, is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

COVID-19

The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. Equity and financial markets have experienced increased volatility and negative returns, and interest rates have declined due to the COVID-19 pandemic and other market factors. Such events can adversely impact us and our operations. Management believes the Company is taking appropriate actions to mitigate the negative impact to our business and operations. However, the full impact of COVID-19 is unknown and cannot be reasonably estimated or predicted at this time as these events are still developing.

Moreover, these market conditions have impacted the performance of the funds underlying the variable investment options. If these market conditions continue, and depending on your individual circumstances (e.g., your selected investment options and the timing of any contributions, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets and global economy, cannot be foreseen, however. You should consult with a financial professional about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the contract, such as purchasing the contract or making contributions, transfers, or withdrawals, based on your individual circumstances.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyberattacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

Financial statements

The financial statements of Separate Account No. 206, as well as the consolidated financial statements of the Company, are in the SAI. The financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1-800-223-5790.

Distribution of the contracts

The Company performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to our employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.

Reports we provide and available information

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC’s website at www.sec.gov.

Acceptance

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

Appendix I: Condensed financial information

These selected per unit data and ratios for the year ended December 31, 2019 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of the Company are contained in the SAI. Information is provided for the period that each Fund has been available under the Program.

SEPARATE ACCOUNT NO. 206 of Equitable Financial Life Insurance Company

The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the period shown.

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2019.

	For the year ended December 31,
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
1290 Retirement 2020
Unit Value	$11.36	$9.77	—	—	—	—	—	—	—	—
Number of units outstanding (000’s)	698	496	—	—	—	—	—	—	—	—
1290 Retirement 2025
Unit Value	$11.48	$9.73	—	—	—	—	—	—	—	—
Number of units outstanding (000’s)	1603	833	—	—	—	—	—	—	—	—
1290 Retirement 2030
Unit Value	$11.54	$9.67	—	—	—	—	—	—	—	—
Number of units outstanding (000’s)	285	145	—	—	—	—	—	—	—	—
1290 Retirement 2035
Unit Value	$11.58	$9.64	—	—	—	—	—	—	—	—
Number of units outstanding (000’s)	440	384	—	—	—	—	—	—	—	—
1290 Retirement 2040
Unit Value	$11.65	$9.61	—	—	—	—	—	—	—	—
Number of units outstanding (000’s)	73	20	—	—	—	—	—	—	—	—
1290 Retirement 2045
Unit Value	$11.68	$9.58	—	—	—	—	—	—	—	—
Number of units outstanding (000’s)	217	108	—	—	—	—	—	—	—	—
1290 Retirement 2050
Unit Value	$11.73	$9.54	—	—	—	—	—	—	—	—
Number of units outstanding (000’s)	56	23	—	—	—	—	—	—	—	—
1290 Retirement 2055
Unit Value	$11.78	$9.51	—	—	—	—	—	—	—	—
Number of units outstanding (000’s)	38	16	—	—	—	—	—	—	—	—
1290 Retirement 2060
Unit Value	$11.82	$9.50	—	—	—	—	—	—	—	—
Number of units outstanding (000’s)	38	11	—	—	—	—	—	—	—	—
1290 VT DoubleLine Dynamic Allocation
Unit Value	$14.55	$12.35	$12.91	$11.81	$10.90	$11.34	$11.10	$10.01	—	—
Number of units outstanding (000’s)	61	65	85	83	108	94	106	34	—	—

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2019.  (continued)

	For the year ended December 31,
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
1290 VT Equity Income
Unit Value	$19.82	$16.00	$18.16	$15.71	$13.94	$14.22	$13.11	$9.98	—	—
Number of units outstanding (000’s)	268	265	276	278	333	371	319	69	—	—
1290 VT GAMCO Mergers & Acquisitions
Unit Value	$13.62	$12.57	$13.25	$12.51	$11.65	$11.37	$11.22	$10.13	—	—
Number of units outstanding (000’s)	189	217	142	173	174	123	138	37	—	—
1290 VT GAMCO Small Company Value
Unit Value	$30.72	$24.96	$29.64	$25.59	$20.81	$22.12	$21.51	$15.51	$13.19	$13.70
Number of units outstanding (000’s)	1323	1,498	1,715	1,977	2,029	2,363	2,904	2,478	2,552	2,616
All Asset Growth-Alt 20
Unit Value	$15.49	$13.04	$14.14	$12.23	$11.19	$11.67	$11.43	$10.04	—	—
Number of units outstanding (000’s)	193	158	183	120	106	80	59	4	—	—
CharterSM Multi-Sector Bond
Unit Value	$11.03	$10.34	$10.42	$10.22	$9.95	$10.04	$9.80	$9.92	$9.45	$9.01
Number of units outstanding (000’s)	1217	1,415	1,576	1,568	1,567	1,745	1,793	2,121	1,726	1,483
EQ/AB Small Cap Growth
Unit Value	$28.89	$22.66	$24.66	$20.15	$17.94	$18.52	$17.92	$13.01	$11.28	$11.38
Number of units outstanding (000’s)	1547	1,746	1,868	1,995	2,273	2,375	2,789	3,104	3,176	3,112
EQ/Aggressive Allocation
Unit Value	$18.43	$14.84	$16.29	$13.71	$12.64	$12.89	$12.34	$9.79	$8.59	$9.31
Number of units outstanding (000’s)	1789	2,041	2,259	2,338	2,534	2,677	2,776	2,822	3,018	3,450
EQ/ClearBridge Large Cap Growth
Unit Value	$23.61	$17.92	$18.03	$14.39	$14.30	$14.15	$13.67	$9.85	—	—
Number of units outstanding (000’s)	268	303	318	332	419	447	548	144	—	—
EQ/Conservative Allocation
Unit Value	$12.18	$11.18	$11.38	$10.87	$10.59	$10.64	$10.39	$9.99	—	—
Number of units outstanding (000’s)	869	827	712	432	344	232	97	—	—	—
EQ/Conservative-Plus Allocation
Unit Value	$14.92	$13.18	$13.71	$12.63	$12.09	$12.20	$11.85	$10.78	$10.07	$10.16
Number of units outstanding (000’s)	1927	2,072	2,577	2,962	3,036	3,336	3,460	3,609	3,696	3,757
EQ/Core Bond Index
Unit Value	$11.91	$11.24	$11.23	$11.10	$10.97	$10.95	$10.72	$10.92	$10.61	$10.15
Number of units outstanding (000’s)	1824	1,936	2,428	2,567	2,557	2,804	2,861	3,638	3,472	3,246
EQ/Equity 500 Index
Unit Value	$27.46	$21.06	$22.21	$18.39	$16.57	$16.49	$14.63	$11.15	$9.71	$9.58
Number of units outstanding (000’s)	5855	6,741	7,394	7,733	8,015	7,958	7,701	7,595	7,960	8,184
EQ/Global Equity Managed Volatility
Unit Value	$13.72	$10.98	$12.53	$9.96	$9.56	$9.75	$9.61	$8.00	$6.86	$7.84
Number of units outstanding (000’s)	2029	2,240	2,483	2,595	2,987	3,136	3,478	3,798	4,112	4,800
EQ/International Core Managed Volatility
Unit Value	$10.76	$8.81	$10.37	$8.23	$8.24	$8.63	$9.23	$7.87	$6.78	$8.19
Number of units outstanding (000’s)	2171	2,579	2,842	3,061	3,365	3,622	3,964	4,257	4,546	4,963

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2019.  (continued)

	For the year ended December 31,
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
EQ/Invesco Comstock
Unit Value	$14.74	$11.82	$13.52	$11.49	$9.81	$10.48	$13.35	$10.03	$8.99	$9.45
Number of units outstanding (000’s)	736	896	902	1,115	1,289	1,414	1,139	1,213	1,416	1,566
EQ/Janus Enterprise
Unit Value	$25.00	$18.37	$18.75	$14.69	$15.39	$16.33	$16.48	$11.93	$11.00	$11.94
Number of units outstanding (000’s)	1648	1,779	1,846	1,920	2,170	2,414	2,691	2,946	3,239	3,500
EQ/JPMorgan Value Opportunities
Unit Value	$24.33	$19.12	$22.66	$19.29	$15.91	$16.32	$14.30	$10.56	$9.12	$9.65
Number of units outstanding (000’s)	1572	1,632	1,797	1,931	1,968	2,171	2,252	2,247	2,310	2,310
EQ/Large Cap Growth Index
Unit Value	$27.09	$20.06	$20.57	$15.96	$15.04	$14.38	$12.84	$9.72	—	—
Number of units outstanding (000’s)	953	999	985	897	825	733	331	83	—	—
EQ/Large Cap Growth Managed Volatility
Unit Value	$30.48	$22.85	$23.60	$18.31	$17.40	$16.76	$15.13	$11.20	$9.87	$10.26
Number of units outstanding (000’s)	1591	1,754	1,948	2,106	2,387	2,650	2,867	3,131	3,539	3,690
EQ/Large Cap Value Managed Volatility
Unit Value	$18.95	$15.14	$16.85	$14.83	$12.89	$13.47	$12.03	$9.10	$7.88	$8.31
Number of units outstanding (000’s)	665	705	766	909	892	1,084	1,029	1,013	1,170	1,232
EQ/MFS International Growth
Unit Value	$17.19	$13.54	$14.98	$11.37	$11.17	$11.18	$11.79	$10.40	—	—
Number of units outstanding (000’s)	981	1,046	1,001	744	642	448	445	94	—	—
EQ/Mid Cap Index
Unit Value	$23.01	$18.40	$20.88	$18.13	$15.15	$15.64	$14.38	$10.88	$9.31	$9.56
Number of units outstanding (000’s)	1201	1,376	1,588	1,771	1,800	1,712	1,750	1,605	1,716	1,576
EQ/Mid Cap Value Managed Volatility
Unit Value	$23.01	$18.22	$21.06	$18.80	$16.01	$16.64	$15.04	$11.33	$9.58	$10.59
Number of units outstanding (000’s)	691	735	897	984	992	1,087	1,035	1,007	1,028	992
EQ/Moderate Allocation
Unit Value	$15.36	$13.33	$14.02	$12.66	$12.05	$12.18	$11.85	$10.50	$9.68	$9.94
Number of units outstanding (000’s)	19828	20,816	21,864	22,667	23,765	25,434	26,805	28,403	30,355	32,369
EQ/Moderate-Plus Allocation
Unit Value	$17.01	$14.21	$15.29	$13.34	$12.46	$12.66	$12.23	$10.23	$9.20	$9.70
Number of units outstanding (000’s)	3954	4,421	5,186	5,775	6,168	6,767	7,119	7,385	7,783	8,430

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2019.  (continued)

	For the year ended December 31,
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
EQ/PIMCO Global Real Return
Unit Value	$10.72	$9.93	—	—	—	—	—	—	—	—
Number of units outstanding (000’s)	327	155	—	—	—	—	—	—	—	—
EQ/Small Company Index
Unit Value	$25.42	$20.35	$22.99	$20.22	$16.81	$17.67	$16.89	$12.32	$10.69	$11.16
Number of units outstanding (000’s)	1001	1,157	1,267	1,300	1,356	1,454	1,572	1,518	1,592	1,564
EQ/T. Rowe Price Growth Stock
Unit Value	$34.46	$26.35	$26.85	$20.18	$19.96	$18.15	$16.75	$12.17	$10.26	$10.49
Number of units outstanding (000’s)	2311	2,529	2,744	2,803	3,411	3,583	3,808	4,079	3,803	3,725
EQ/Templeton Global Equity Managed Volatility
Unit Value	$16.51	$13.68	$15.62	$12.91	$12.29	$12.66	$12.55	$9.91	$8.33	$9.10
Number of units outstanding (000’s)	1676	1,816	2,162	2,364	2,696	2,989	3,068	3,122	3,219	3,390
Multimanager Core Bond
Unit Value	$11.29	$10.54	$10.61	$10.33	$10.08	$10.10	$9.75	$10.02	—	—
Number of units outstanding (000’s)	969	939	1,223	1,034	1,009	878	497	233	—	—
Multimanager Technology
Unit Value	$33.14	$24.10	$23.61	$17.01	$15.65	$14.77	$13.04	$9.60	—	—
Number of units outstanding (000’s)	658	638	539	350	349	396	108	2	—	—
Target 2015 Allocation
Unit Value	$15.15	$13.21	$13.83	$12.46	$11.82	$12.08	$11.76	$10.34	$9.35	$9.64
Number of units outstanding (000’s)	1420	1,695	2,252	2,478	2,854	3,411	3,777	4,006	4,540	4,641
Target 2025 Allocation
Unit Value	$16.85	$14.15	$15.11	$13.12	$12.24	$12.53	$12.07	$10.16	$9.03	$9.42
Number of units outstanding (000’s)	3030	3,506	4,618	4,543	4,888	4,977	5,120	4,886	4,844	5,117
Target 2035 Allocation
Unit Value	$17.86	$14.63	$15.80	$13.45	$12.48	$12.77	$12.25	$10.04	$8.82	$9.28
Number of units outstanding (000’s)	1724	1,975	2,339	2,348	2,282	2,165	2,087	1,967	1,919	1,925
Target 2045 Allocation
Unit Value	$18.42	$14.85	$16.18	$13.55	$12.50	$12.81	$12.26	$9.81	$8.53	$9.05
Number of units outstanding (000’s)	782	915	1,067	1,040	964	883	839	716	646	549
Target 2055 Allocation
Unit Value	$14.07	$11.13	$12.22	$10.06	$9.21	—	—	—	—	—
Number of units outstanding (000’s)	61	65	64	30	19	—	—	—	—	—

Appendix II: State contract variations of certain features and benefits

The following information is a summary of the states where certain features and/or benefits are either not available as of the date of this prospectus or vary from the contract’s features and benefits as previously described in this prospectus.

States where certain American Dental Association Members Retirement Program features and/or benefits are not available or vary:

State	Features and Benefits	Availability or Variation
Connecticut	See “Disruptive transfer activity” in the “Transfers and access to your account” section.

The following sentence is added to the end of the fifth paragraph in this section:

In addition to the foregoing, we may also refuse any transfer request if an individual has made more than one transfer to or from that same investment option within the last thirty days.

Minnesota	See “The Money Market Guarantee Account Guarantee” under “The guaranteed options” in the “Program investment options” section	We guarantee the amount of your contributions to the Money Market Guarantee Account. Any amount held in the Money Market Guarantee Account becomes part of the assets in our general account, which supports the guarantees of your contract and other contracts. No company other than us has any financial responsibility for the contributions allocated to the Money Market Guarantee Account or the interest credited to them.

Utah	See “Types of benefits” in “Choosing benefit payment options”	The fifth and sixth sentences of the second paragraph are deleted in their entirety.

II-1

Statement of additional information

CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: The ADA Members Retirement Program

  P.O. Box 4872

  Syracuse, NY 13221

Please send me a copy of the Statement of Additional Information for the ADA Members Retirement Program Prospectus dated May 1, 2020.

Name

Address
City	State	Zip
Copyright 2020 by Equitable Financial Life Insurance Company. All rights reserved.

#843200

American Dental Association

Members Retirement Program

Statement of Additional Information dated

May 1, 2020

This Statement of Additional Information (“SAI“) is not a prospectus. You should read this SAI in conjunction with the Company’s prospectus dated May 1, 2020 for the American Dental Association Members Retirement Program.

A copy of the prospectus to which this SAI relates is available at no charge by writing to Equitable Financial Life Insurance Company at Box 4872, Syracuse, NY, 13221 or by calling our toll-free telephone number, in the US
1-800-223-5790 or 1-800-223-5790-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2020 to which this SAI relates.

Table of Contents
Page in SAI

The Company	2

Funding of the Program	2

Your responsibilities as employer	2

Procedures for withdrawals, distributions and transfers	2

Provisions of the IRS Pre-Approved Plan	6

Distribution of the contracts	9

Custodian	9

Independent registered public accounting firm	9

Financial statements	10

Copyright 2020 Equitable Financial Life Insurance Company.

1290 Avenue of the Americas, New York, New York 10104. All rights reserved.

#843200

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, ”our” and “us”) (until 2020, known as AXA Equitable Life Insurance Company), a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Funding of the Program

The Program is primarily funded through a group annuity contract issued by the Company. The plan’s trustee holds all contracts for the benefit of employers and participants in the Program.

Your responsibilities as employer

If you adopt the IRS Pre-Approved Plan, you as the employer and plan administrator will have certain responsibilities, including:

•	sending us your contributions at the proper time and in the proper format (including contribution type and fiscal year);

•	maintaining all personnel records necessary for administering your plan;

•	determining who is eligible to receive benefits;

•	forwarding to us, and when required, signing, all the forms your employees are required to submit;

•	distributing summary plan descriptions and participant annual reports to your employees and former employees;

•	distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

•	filing an annual information return for your plan with the Department of Labor or Internal Revenue Service, if required;

•	providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

•	determining the amount of all contributions for each participant in the plan;

•

forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions); The Department of Labor, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

•	selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

•	providing us with written instructions for allocating amounts in the plan’s forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Retirement Plan Account Manager at 1-800-223-5790 or write to us at Box 4872 Syracuse, NY 13221.

Procedures for withdrawals, distributions and transfers

Pre-retirement withdrawals.  Under the IRS Pre-Approved Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to separation from service. However, if the IRS Pre-Approved Plan is maintained as a profit sharing plan, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.

If the IRS Pre-Approved Plan is maintained as a 401(k) plan and you are under age 59 1/2, you may withdraw amounts on account of financial hardship within the meaning of applicable income tax regulations, if the employer has elected this option on its adoption agreement. The employer also elects the sources available for withdrawal and other provisions related to hardship distributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance). If your employer terminates the plan, all amounts may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your account balance under the IRS Pre-Approved Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your account balance attributable to post-tax employee contributions). See “Tax information“ in the prospectus. If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as “designated Roth contributions“, which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the “Benefit Distributions“ discussion. We effect all

2

other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See “Spousal consent requirement“ in the prospectus.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain of the Funds may be delayed if there is any delay in redemption of shares of the respective portfolios in which the Funds invest. We generally do not expect any delays.

Benefit distributions.  In order for you to begin receiving benefits under the IRS Pre-Approved Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Benefit payments will be made according to the provisions of your plan.

Under an individually designed plan your employer must send us a Request for Disbursement Form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan’s trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan’s trustee may purchase a variable annuity contract from us. Fixed annuities are available from the Company. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Retirement Plan Account Manager can provide you or your employer with information.

Mandatory cashouts.  The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must roll over such distribution to an individual retirement plan and must provide the plan participant with notice of such direct rollover.

Death benefits.  If a participant in the IRS Pre-Approved Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the participant’s surviving children. If the participant has no surviving children, the participant’s vested benefit will be paid to the participant’s estate.

Eligible rollover distributions and federal income tax withholding.  All “eligible rollover distributions“ are subject to mandatory federal income tax withholding of 20% unless the participant to have the distribution directly rolled over to an eligible retirement plan which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions from qualified plans may be rolled over to a SIMPLE IRA that the participant has participated in for at least two years.

An “eligible rollover distribution“ is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary subject to required minimum distribution rules, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

•	hardship withdrawals;

•	certain corrective distributions under Code Section 401(k) plans;

•	loans that are treated as distributions;

•	to the extent that it is a post-death required minimum distribution not eligible to be rolled over, a death benefit payment to a beneficiary who is not the plan participant’s surviving spouse;

•	a qualified domestic relations order distribution to a beneficiary who is not the plan participant’s current spouse or former spouse;

•	a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

•	required minimum distributions under Code Section 401(a)(9).

Under legislation enacted at the end of 2019, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions. IRS guidance will be required to implement this provision.

If we make a distribution to a participant’s surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

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If a distribution is not an “eligible rollover distribution“, we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

Premature withdrawals and transfers from the GRA.  Transfers may not be made from the GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from the GRA prior to maturity in order to obtain a plan loan.

There are no withdrawal restrictions on amounts from the GRA for hardship, in-service, plan transfer or plan termination. There are no penalties on amounts withdrawn from the GRA.

Maturing GRA.  You may arrange in advance for the reinvestment of your maturing GRA into one of the other investment options. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.) Maturing GRA allocation changes can only be requested by submitting a GRA Maturity Allocation Form to the Trustees.

•	The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

•	If you did not provide GRA maturity instructions, your maturing GRA will be allocated to your plan’s QDIA. You can, however, change that election at any time by following the procedure above.

Distributions applicable to GIO upon plan termination or owner termination of contract.  In the event of Plan termination or Owner termination of participation in the Contract, withdrawals from the GIO and any Benefit Distributions will be available and paid in accordance with the terms of the Contract (including applicable riders). Please see the Contract (including applicable riders) for information.

Plan-initiated withdrawals and the market value adjustment.  The Market Value Adjustment only applies to certain withdrawals from the GIO that may occur if (1) the Plan terminates, in whole or in part, without immediate establishment of a successor plan sponsored by the Employer or (2) the Owner terminates its participation in the contract. Except as described below, we will generally pay such post-termination withdrawals in annual installments over a five-year period, and those withdrawals will not be subject to any Market Value Adjustment.

A Market Value Adjustment will apply only when, following a termination described in clause (1) or (2) above, we (a) elect to pay any amount withdrawn from the Guaranteed Interest Option in a single lump sum in lieu of installment payments (in which case the MVA cannot exceed 7%) or (b) agree, in our discretion, to make such a single lump sum payment in lieu of installment payments at the request of the Owner (if clause (1) applies) or the Employer (if clause (2) applies). Absent such a request, however, we generally do not have the right to elect to make such a single lump sum payment unless the aggregate amount held in the GIO with respect to the plan is less than $1,000,000.

After any applicable Market Value Adjustment, no single lump sum payment will not be less than the sum of (a) all amounts, other than interest, allocated or transferred to the Guaranteed Interest Option with respect to the Participant and not subsequently withdrawn, transferred or deducted therefrom, and (b) interest earned on such amounts, accrued at the respective minimum guaranteed rate.

The term “Market Value Adjustment” means the greater of (A) zero, and (B) a percentage equal to:

(i)

the sum of all market value adjustments for quarterly generations in the Guaranteed Interest Option, as determined pursuant to the next paragraph, with respect to the Plan as of the “Effective Date of Withdrawal,” divided by

(ii)	the amount held in the Guaranteed Interest Option with respect to the Plan as of the Effective Date of Withdrawal.

For purposes of such calculation, the Guaranteed Interest Option will be deemed to consist of a series of quarterly generations (“QGs”), one for each calendar quarter during which the Plan participated in the Guaranteed Interest Option.

The Market Value Adjustment for each such quarterly generation is the product of (A), (B) and (C) as follows:

(A)	the amount of the Plan’s “net cash flow” in the given quarterly generation as of the Effective Date of Withdrawal;

(B)	the rate equal to

(1)	the interest rate, as of the applicable “Calculation Date,” for a five-year Treasury bond, minus

(2)

the “average interest rate,” during the calendar quarter in which such quarterly generation was first established, for five-year Treasury bonds, less up to 0.25%, subject to the following provisions of this subsection;

(C)

the fraction equal to the number of calendar days from the Effective Date of Withdrawal which occasioned this calculation to the maturity date for the given quarterly generation divided by 365. Such maturity date will be the quinquennial anniversary of the first Business Day of the given quarterly generation.

“Effective Date of Withdrawal” for this purpose means the Business Day on which we are to make payment of the requested withdrawal.

“Calculation Date” for this purpose means the Business Day on which the Company receives the Owner’s request for payment or, if that day is not a Business Day, we will use the next Business Day.

The “average interest rate” with respect to a given quarterly generation whose first Business Day was more than five

4

years before the Calculation Date will be the average interest rate for the most recent calendar quarter whose first Business Day was a quinquennial anniversary of the first Business Day of the given quarterly generation.

The Plan’s “net cash flow” in a given quarterly generation is the sum of all allocations (including interest credited) and transfers to, minus all withdrawals, deductions and transfers from, the Guaranteed Interest Option with respect to such quarterly generation. We may, to the extent that such data are unavailable on the Calculation Date, estimate the applicable amount on the basis of appropriate historical data. The interest rate on a five-year Treasury bond will be determined by using the applicable rate of interest (on an annual effective yield basis) specified in the United States Treasury Department’s Constant Maturity Series for that date. If the interest rate associated with a five-year Treasury bond is not available in that series, the rate will be determined by linear interpolation between the next lower and next higher available maturities. The source for the United States Treasury Department’s Constant Maturity Series will be the Federal Reserve Statistical Release F.15 Bulletin. If for any reason this series is not available, the interest rate will be based on a comparable series.

We may at any time substitute a bond of different maturity for the five-year Treasury bond referred to in this subsection, provided that (i) any such change will apply only to Plans which begin participation under this Contract after such change, and (ii) such change will be made by advance written notice to the Owner. In such event, the references in this subsection to “five years” and “quinquennial anniversary” will be deemed to have been correspondingly changed.

Expressed as a formula, the Market Value Adjustment is equal to:

MVA =	Greater of zero or ($MVA) / (GIO account value on the Effective Date of Withdrawal)

where:

$MVA =	greater of zero or S QMVAs

For each quarterly generation, the QMVA can be calculated as follows:

QMVA =	(Employer plan’s Net Cash Flow in GIO) x (Calculation Date Rate – QG Average Rate) x (MVA period / 365)

Net Cash Flow:

Within a given calendar quarter, the net cash flow (at plan level) equals (a) - (b), where:

(a) = sum	of all contributions, interest credited, and transfers into the GIO; and

(b) = sum	of all withdrawals, deductions and transfers from the GIO.

In other words, Net Cash Flow equals the net change in the GIO account balance for the entire plan.

Quarterly Generation (QG):

Each calendar quarter in which a plan participates in the GIO constitutes a “quarterly generation”.

Maturity Date for a Quarterly Generation:

Each quarterly generation matures 5 years from the first Business Day of the quarterly generation, i.e., its “quinquennial anniversary”.

QG Average Rate:

The average rate of the 5-year Treasury bond during the calendar quarter beginning the 5-year period containing the time of withdrawal. The beginning of the 5-year period is either (a) the first business day of the calendar quarter of the QG, if the Calculation Date is less than 5 years from the first business day of the QG, or (b) the first business day of the most recent calendar quarter whose first business day was a quinquennial anniversary of the first business day of the QG. For example, if the withdrawal was made within the first five years after the QG, then the average rate for the calendar quarter of the QG is chosen. Similarly, if the withdrawal is made more than five years after the QG, but less than ten years after the QG, then the average rate for the calendar quarter of the QG + 5 years is chosen. The Company reserves the right to reduce the five-year bond rate by 0.25%.

Calculation Date Rate:

The 5-year treasury bond rate as of the Calculation Date.

MVA period:

The number of calendar days from the Effective Date of Withdrawal to the maturity date of the QG.

The following example illustrates a hypothetical MVA calculation:

Initial QG Calendar Quarter Beginning:	07/01/2015

Contribution:	07/15/2015

Contribution Amount:	$10,000.00

Effective Date of Withdrawal:	05/10/2017

GIO Account Value at Date of Withdrawal:	$10,995.00

Calculation Date Rate:	6.50%

5

QG	Net Cash Flow	QG Beginning Date	QG Average Rate	Current Maturity Date	MVA Period (days)	QMVA	QMVA Calculation
1	$10,100	07/01/2015	4.90%	06/30/2020	1147	$507.82	QMVA1 = 10100 x (0.065-0.049) x (1147/365)
2	$125	10/01/2015	4.90%	09/30/2020	1239	$6.79	QMVA2 = 125 x (0.065-0.049) x (1239/365)
3	$130	01/01/2016	5.20%	12/31/2020	1331	$6.16	QMVA3 = 130 x (0.065-0.052) x (1331/365)
4	$135	04/01/2016	5.40%	03/31/2021	1421	$5.78	QMVA4 = 135 x (0.065-0.054) x (1421/365)
5	$140	07/01/2016	6.00%	06/30/2021	1512	$2.90	QMVA5 = 140 x (0.065-0.06) x (1512/365)
6	$145	10/01/2016	6.00%	09/30/2021	1604	$3.19	QMVA6 = 145 x (0.065-0.06) x (1604/365)
7	$150	01/01/2017	6.10%	12/31/2021	1696	$2.79	QMVA7 = 150 x (0.065-0.061) x (1696/365)
8	$70	04/01/2017	6.20%	03/31/2022	1786	$1.03	QMVA8 = 70 x (0.065-0.062) x (1786/365)
	$10,995					$536.46

	$MVA = sum of the QMVAs = $536.46
	MVA = $536.46 / $10,995.00 = 4.879127%

In this example, the total funds returned after the application of the $536.46 Market Value Adjustment is $10,458.54.

Provisions of the IRS Pre-Approved Plan

Plan eligibility requirements.  Under the IRS Pre-Approved Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

The employer may also exclude salaried dentists (those with no ownership interest in the practice), employees of related employers, leased employees and certain other types of employees at the employer’s election, provided such exclusion does not cause the plan to discriminate in favor of “highly compensated“ employees (defined below). Effective for plan years beginning after December 31, 2020, employees that work 500 hours or more for three consecutive years must be treated as eligible to participate in the plan if they are 21 years of age or older.

Contributions to Qualified Plans.  We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor (“DOL“) rules generally require that the employer contribute participants’ salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

Contributions to the IRS Pre-Approved Plan.  The employer makes annual contributions to its plan based on the plan’s provisions.

An employer that adopts the IRS Pre-Approved Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants’ compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a nonforfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis “Roth 401(k)“ option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.

For 2020, a “highly compensated“ employee, for this purpose, is (a) an owner of more than 5% of the practice, or (b) anyone with earnings of more than $130,000 from the practice. For (b), the employer may elect to include only

6

employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $19,500 for 2020, reduced by that employee’s salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2020 is $13,500.

The additional “catch-up“ elective deferral for 2020 is up to $6,500 and can be made by any employees who are at least age 50 at any time during 2020. For a SIMPLE 401(k), the “catch-up“ elective deferral is $3,000 for 2020.

Matching contributions to a 401(k) plan on behalf of a self-employed individual are not treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and (b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans (if applicable), the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above. Effective for plan years beginning after December 31, 2019, if the employer makes non-elective contributions described above to satisfy the safe harbor status, the notice requirement no longer applies.

If the employer adopts the IRS Pre-Approved Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant’s compensation that the Adoption Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $285,000 in 2020 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant’s compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The federal tax law imposes limits on this excess. Your retirement plan account manager can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2020, “key employee“ means (a) an officer of the practice with earnings of more than $185,000 or

(b) an owner of more than 5% of the practice, or (c) an owner of more than 1% of the practice with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.

Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant’s post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. Before permitting any highly-compensated employee to make post-tax contributions, the employer should verify that it has passed all non-discrimination tests. If an employer employs only “highly compensated“ employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions generally do not apply to SIMPLE and safe harbor 401(k) plans.

Contributions (including forfeiture amounts) for each participant in 2020 may not exceed the lesser of (a) $57,000 or (b) 100% of the participant’s earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant’s post-tax contributions count toward this limitation.

Each participant’s account balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant’s interest in each of the investment options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions, SIMPLE employer, safe harbor non-elective, safe harbor matching and employer matching contributions. We will also account separately for any amounts rolled over or transferred from an IRA or eligible employer plan. Our records will also reflect each participant’s percentage of vesting (see below) in his account balance attributable to employer contributions and employer matching contributions.

The participant will receive confirmation of transactions (including the deduction of record maintenance and report fees). The participant will also receive an annual statement showing the participant’s account balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution

7

equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or (b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the IRS Pre-Approved Plan to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to state income taxes.

Allocation of contributions.  You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Automated Voice Response System or accessing the Website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee, and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral)). If we have not received valid instructions, we will allocate contributions to the plan’s Qualified Default Investment Alternative which is the EQ/Moderate Allocation Fund, unless the plan has elected an alternative investment option(s). You may, of course, transfer to another investment option at any time.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the IRS Pre-Approved Plan’s fiduciary will not be subject to fiduciary liability under ERISA if the IRS Pre-Approved Plan’s fiduciary makes investments in default investment options in accordance with rules provided by the DOL. The Pension Protection Act of 2006 instructs the DOL that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the IRS Pre-Approved Plan’s fiduciary, the IRS Pre-Approved Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

The Plan and Section 404(c) of ERISA.  The IRS Pre-Approved Plan is a participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Compliance with the requirements of Section 404 (c) of ERISA and the related DOL regulation may relieve plan fiduciaries of liability for any loss that is the direct and necessary result of the participant’s or beneficiary’s exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

The IRS Pre-Approved Plan intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the ADA Program provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

Vesting.  Vesting refers to the participant’s rights with respect to that portion of a participant’s Account Balance attributable to employer contributions under the IRS Pre-Approved Plan. If a participant is “vested,“ the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant’s Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belong to the participant, and is nonforfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan’s vesting schedule are forfeited. The normal retirement age is 65 under the IRS Pre-Approved Plan unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

	Schedule A	Schedule B	Schedule C
Years of Service	Vested Percentage	Vested Percentage	Vested Percentage
1	0%	0%	100%
2	20	0	100
3	40	100	100
4	60	100	100
5	80	100	100
6	100	100	100

8

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule C.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year “graded vesting“ schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

Distribution of the contracts

Employees of the Company perform all marketing and service functions under the contract. The Company pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to the Company employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

Custodian

There is no custodian for the shares of the Trusts owned by Separate Account No. 206.

Independent registered public accounting firm

The (i) financial statements of Separate Account No. 206 of AXA Equitable Life Insurance Company as of December 31, 2019 and for each of the periods indicated therein and the (ii) consolidated financial statements and financial statement schedules of AXA Equitable Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable Life Insurance Company’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, NY 10017.

9

FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing upon the ability of the Company to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Account No. 206 reflect applicable fees, charges and other expenses under the Program in effect during the periods covered and they also reflect the charges against the accounts made in accordance with the terms of all other contracts participating in the separate account.

Separate Account No. 206:
Report of Independent Registered Public Accounting Firm	FSA-2
Separate Account No. 206
Statements of Assets and Liabilities, December 31, 2019	FSA-4
Statements of Operations Year Ended December 31, 2019	FSA-15
Statements of Changes in Net Assets for the Years or Periods Ended December 31, 2019 and 2018	FSA-23
Notes to Financial Statements	FSA-41

Equitable Financial Life Insurance Company:
Report of Independent Registered Public Accounting Firm	F-1
Consolidated Financial Statements:
Consolidated Balance Sheets, December 31, 2019 and 2018	F-2
Consolidated Statements of Earnings (Loss), Years Ended December 31, 2019, 2018 and 2017	F-3
Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2019, 2018 and 2017	F-4
Consolidated Statements of Equity, Years Ended December 31, 2019, 2018 and 2017	F-5
Consolidated Statements of Cash Flows, Years Ended December 31, 2019, 2018 and 2017	F-6
Notes to Consolidated Financial Statements	F-9

10

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

FSA-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of AXA Equitable Life Insurance Company

and the Contractowners of Separate Account No. 206 of AXA Equitable Life Insurance Company

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the variable investment options of Separate Account No. 206 of AXA Equitable Life Insurance Company indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the variable investment options of Separate Account No. 206 of AXA Equitable Life Insurance Company as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

1290 RETIREMENT 2020(2)	EQ/INVESCO COMSTOCK(1)
1290 RETIREMENT 2025(2)	EQ/JANUS ENTERPRISE(1)
1290 RETIREMENT 2030(2)	EQ/JPMORGAN VALUE OPPORTUNITIES(1)
1290 RETIREMENT 2035(2)	EQ/LARGE CAP GROWTH INDEX(1)
1290 RETIREMENT 2040(2)	EQ/LARGE CAP GROWTH MANAGED VOLATILITY(1)
1290 RETIREMENT 2045(2)	EQ/LARGE CAP VALUE MANAGED VOLATILITY(1)
1290 RETIREMENT 2050(2)	EQ/MFS INTERNATIONAL GROWTH(1)
1290 RETIREMENT 2055(2)	EQ/MID CAP INDEX(1)
1290 RETIREMENT 2060(2)	EQ/MID CAP VALUE MANAGED VOLATILITY(1)
1290 VT DOUBLELINE DYNAMIC ALLOCATION(1)	EQ/MODERATE ALLOCATION(1)
1290 VT EQUITY INCOME(1)	EQ/MODERATE-PLUS ALLOCATION(1)
1290 VT GAMCO MERGERS & ACQUISITIONS(1)	EQ/PIMCO GLOBAL REAL RETURN(2)
1290 VT GAMCO SMALL COMPANY VALUE(1)	EQ/SMALL COMPANY INDEX(1)
ALL ASSET GROWTH-ALT 20(1)	EQ/T. ROWE PRICE GROWTH STOCK(1)
CHARTERSM MULTI-SECTOR BOND(1)	EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY(1)
EQ/AB SMALL CAP GROWTH(1)	MULTIMANAGER CORE BOND(1)
EQ/AGGRESSIVE ALLOCATION(1)	MULTIMANAGER TECHNOLOGY(1)
EQ/CLEARBRIDGE LARGE CAP GROWTH(1)	TARGET 2015 ALLOCATION(1)
EQ/CONSERVATIVE ALLOCATION(1)	TARGET 2025 ALLOCATION(1)
EQ/CONSERVATIVE-PLUS ALLOCATION(1)	TARGET 2035 ALLOCATION(1)
EQ/CORE BOND INDEX(1)	TARGET 2045 ALLOCATION(1)
EQ/EQUITY 500 INDEX(1)	TARGET 2055 ALLOCATION(1)
EQ/GLOBAL EQUITY MANAGED VOLATILITY(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO(2)
EQ/INTERNATIONAL CORE MANAGED VOLATILITY(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX(2)
(1) Statements of operations for the year ended December 31, 2019 and statements of changes in net assets for the years ended December 31, 2019 and 2018.

(2)   Statement of operations for the year ended December 31, 2019, and statement of changes in net assets for the year ended December 31, 2019 and the period May 15, 2018 (commencement of operations) through December 31, 2018.

FSA-2

Basis for Opinions

These financial statements are the responsibility of the AXA Equitable Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the variable investment options of Separate Account No. 206 of AXA Equitable Life Insurance Company based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the variable investment options of Separate Account No. 206 of AXA Equitable Life Insurance Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, NC

April 20, 2020

We have served as the auditor of one or more of the variable investment options of Separate Account No. 206 of AXA Equitable Life Insurance Company since 1999.

FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*
Assets:
Investments in shares of the Portfolios, at fair value	$7,936,464	$18,410,863	$3,287,314	$5,096,042	$849,420	$2,539,992
Receivable for shares of the Portfolios sold	69	—	—	—	—	—
Receivable for policy-related transactions	—	32,187	6,295	10,337	971	4,935

Total assets	7,936,533	18,443,050	3,293,609	5,106,379	850,391	2,544,927

Liabilities:
Payable for shares of the Portfolios purchased	—	32,187	6,295	10,337	971	4,935
Payable for policy-related transactions	69	—	—	—	—	—
Accrued expenses	4,269	9,409	1,569	2,715	409	1,200

Total liabilities	4,338	41,596	7,864	13,052	1,380	6,135

Net Assets	$7,932,195	$18,401,454	$3,285,745	$5,093,327	$849,011	$2,538,792

Net Assets:
Accumulation unit values	$7,931,783	$18,400,495	$3,285,613	$5,093,037	$848,973	$2,538,682
Retained by AXA Equitable in Separate Account No. 206	412	959	132	290	38	110

Total Net Assets	$7,932,195	$18,401,454	$3,285,745	$5,093,327	$849,011	$2,538,792

Investments in shares of the Portfolios, at cost	$7,541,802	$17,432,952	$3,093,205	$4,772,707	$807,488	$2,344,523

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS & ACQUISITIONS*
Assets:
Investments in shares of the Portfolios, at fair value	$657,546	$448,233	$444,472	$881,740	$5,311,177	$2,578,710
Receivable for policy-related transactions	872	1,418	444	384	1,642	1,271

Total assets	658,418	449,651	444,916	882,124	5,312,819	2,579,981

Liabilities:
Payable for shares of the Portfolios purchased	872	1,418	444	384	1,642	1,271
Accrued expenses	294	219	190	504	2,909	1,397

Total liabilities	1,166	1,637	634	888	4,551	2,668

Net Assets	$657,252	$448,014	$444,282	$881,236	$5,308,268	$2,577,313

Net Assets:
Accumulation unit values	$657,229	$447,994	$444,267	$880,890	$5,306,458	$2,577,020
Retained by AXA Equitable in Separate Account No. 206	23	20	15	346	1,810	293

Total Net Assets	$657,252	$448,014	$444,282	$881,236	$5,308,268	$2,577,313

Investments in shares of the Portfolios, at cost	$615,662	$416,301	$416,057	$874,144	$6,006,544	$2,699,959

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	1290 VT GAMCO SMALL COMPANY VALUE*	ALL ASSET GROWTH-ALT 20*	CHARTERSM MULTI-SECTOR BOND*	EQ/AB SMALL CAP GROWTH*	EQ/AGGRESSIVE ALLOCATION*	EQ/CLEARBRIDGE LARGE CAP GROWTH*
Assets:
Investments in shares of the Portfolios, at fair value	$40,670,542	$2,992,950	$13,436,305	$44,720,058	$32,984,258	$6,335,306
Receivable for shares of the Portfolios sold	36,557	—	27,623	191,677	—	—
Receivable for policy-related transactions	—	4,861	—	—	15,001	3,579

Total assets	40,707,099	2,997,811	13,463,928	44,911,735	32,999,259	6,338,885

Liabilities:
Payable for shares of the Portfolios purchased	—	4,861	—	—	15,001	3,579
Payable for policy-related transactions	38,028	—	27,623	191,677	—	—
Accrued expenses	23,881	862	7,979	25,384	15,446	3,423

Total liabilities	61,909	5,723	35,602	217,061	30,447	7,002

Net Assets	$40,645,190	$2,992,088	$13,428,326	$44,694,674	$32,968,812	$6,331,883

Net Assets:
Accumulation unit values	$40,640,803	$2,991,165	$13,424,598	$44,690,240	$32,963,383	$6,329,016
Retained by AXA Equitable in Separate Account No. 206	4,387	923	3,728	4,434	5,429	2,867

Total Net Assets	$40,645,190	$2,992,088	$13,428,326	$44,694,674	$32,968,812	$6,331,883

Investments in shares of the Portfolios, at cost	$38,957,343	$2,931,535	$13,291,641	$45,689,194	$32,391,924	$5,802,633

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE- PLUS ALLOCATION*	EQ/CORE BOND INDEX*	EQ/EQUITY 500 INDEX*	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*
Assets:
Investments in shares of the Portfolios, at fair value	$10,598,334	$28,780,796	$21,744,849	$160,861,422	$27,863,966	$23,381,684
Receivable for shares of the Portfolios sold	—	—	5,204	—	—	—
Receivable for policy-related transactions	9,792	5,045	—	115,274	6,947	11,960

Total assets	10,608,126	28,785,841	21,750,053	160,976,696	27,870,913	23,393,644

Liabilities:
Payable for shares of the Portfolios purchased	9,782	5,045	—	115,274	6,947	11,960
Payable for policy-related transactions	—	—	5,204	—	—	—
Accrued expenses	5,633	16,733	12,884	89,117	15,713	13,691

Total liabilities	15,415	21,778	18,088	204,391	22,660	25,651

Net Assets	$10,592,711	$28,764,063	$21,731,965	$160,772,305	$27,848,253	$23,367,993

Net Assets:
Accumulation unit values	$10,591,804	$28,758,351	$21,726,090	$160,757,303	$27,842,455	$23,362,247
Retained by AXA Equitable in Separate Account No. 206	907	5,712	5,875	15,002	5,798	5,746

Total Net Assets	$10,592,711	$28,764,063	$21,731,965	$160,772,305	$27,848,253	$23,367,993

Investments in shares of the Portfolios, at cost	$10,586,611	$29,156,666	$21,546,013	$124,291,482	$23,049,649	$20,676,521

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/INVESCO COMSTOCK*	EQ/JANUS ENTERPRISE*	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*
Assets:
Investments in shares of the Portfolios, at fair value	$10,850,969	$41,236,454	$38,265,452	$25,828,463	$48,521,840	$12,616,094
Receivable for shares of the Portfolios sold	75,154	14,812	69,898	—	14,677	65,109
Receivable for policy-related transactions	—	—	—	7,169	—	—

Total assets	10,926,123	41,251,266	38,335,350	25,835,632	48,536,517	12,681,203

Liabilities:
Payable for shares of the Portfolios purchased	—	—	—	7,169	—	—
Payable for policy-related transactions	73,683	14,812	69,898	—	14,677	65,109
Accrued expenses	1,580	22,055	21,194	13,614	19,871	7,110

Total liabilities	75,263	36,867	91,092	20,783	34,548	72,219

Net Assets	$10,850,860	$41,214,399	$38,244,258	$25,814,849	$48,501,969	$12,608,984

Net Assets:
Accumulation unit values	$10,850,860	$41,205,899	$38,239,861	$25,809,310	$48,495,933	$12,605,489
Retained by AXA Equitable in Separate Account No. 206	—	8,500	4,397	5,539	6,036	3,495

Total Net Assets	$10,850,860	$41,214,399	$38,244,258	$25,814,849	$48,501,969	$12,608,984

Investments in shares of the Portfolios, at cost	$9,773,030	$35,286,778	$35,813,804	$22,101,576	$36,580,042	$11,575,696

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/MFS INTERNATIONAL GROWTH*	EQ/MID CAP INDEX*	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/PIMCO GLOBAL REAL RETURN*
Assets:
Investments in shares of the Portfolios, at fair value	$16,877,352	$27,664,819	$15,922,499	$304,750,173	$67,290,687	$3,500,466
Receivable for shares of the Portfolios sold	—	7,952	30,031	—	10,585	—
Receivable for policy-related transactions	13,224	—	—	128,749	—	94

Total assets	16,890,576	27,672,771	15,952,530	304,878,922	67,301,272	3,500,560

Liabilities:
Payable for shares of the Portfolios purchased	13,224	—	—	128,748	—	94
Payable for policy-related transactions	—	7,952	30,031	—	10,595	—
Accrued expenses	8,974	16,059	9,181	168,024	34,005	745

Total liabilities	22,198	24,011	39,212	296,772	44,600	839

Net Assets	$16,868,378	$27,648,760	$15,913,318	$304,582,150	$67,256,672	$3,499,721

Net Assets:
Accumulation unit values	$16,863,088	$27,644,358	$15,910,177	$304,550,522	$67,249,686	$3,499,676
Retained by AXA Equitable in Separate Account No. 206	5,290	4,402	3,141	31,628	6,986	45

Total Net Assets	$16,868,378	$27,648,760	$15,913,318	$304,582,150	$67,256,672	$3,499,721

Investments in shares of the Portfolios, at cost	$16,333,120	$27,020,116	$15,638,151	$297,897,495	$67,556,760	$3,521,045

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*	TARGET 2015 ALLOCATION*
Assets:
Investments in shares of the Portfolios, at fair value	$25,470,753	$79,698,164	$27,682,739	$10,950,432	$21,835,133	$21,531,302
Receivable for shares of the Portfolios sold	—	1,954	92,925	11,786	—	43,257
Receivable for policy-related transactions	5,343	—	—	—	373,788	—

Total assets	25,476,096	79,700,118	27,775,664	10,962,218	22,208,921	21,574,559

Liabilities:
Payable for shares of the Portfolios purchased	5,343	—	—	—	373,788	—
Payable for policy-related transactions	—	1,954	92,925	11,786	—	43,257
Accrued expenses	14,615	40,547	16,059	4,496	10,334	13,320

Total liabilities	19,958	42,501	108,984	16,282	384,122	56,577

Net Assets	$25,456,138	$79,657,617	$27,666,680	$10,945,936	$21,824,799	$21,517,982

Net Assets:
Accumulation unit values	$25,451,752	$79,647,526	$27,662,632	$10,945,882	$21,818,017	$21,512,314
Retained by AXA Equitable in Separate Account No. 206	4,386	10,091	4,048	54	6,782	5,668

Total Net Assets	$25,456,138	$79,657,617	$27,666,680	$10,945,936	$21,824,799	$21,517,982

Investments in shares of the Portfolios, at cost	$25,620,828	$63,476,747	$27,339,344	$10,790,990	$21,753,783	$21,898,908

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Assets:
Investments in shares of the Portfolios, at fair value	$51,085,195	$30,797,579	$14,412,985	$852,277	$19,337,116	$39,270,624
Receivable for shares of the Portfolios sold	675	116,600	652	108	—	66,968
Receivable for policy-related transactions	—	—	—	—	24,809	—

Total assets	51,085,870	30,914,179	14,413,637	852,385	19,361,925	39,337,592

Liabilities:
Payable for shares of the Portfolios purchased	—	—	—	—	24,809	—
Payable for policy-related transactions	675	116,600	652	108	—	66,968
Accrued expenses	30,109	17,599	8,311	119	10,539	22,054

Total liabilities	30,784	134,199	8,963	227	35,348	89,022

Net Assets	$51,055,086	$30,779,980	$14,404,674	$852,158	$19,326,577	$39,248,570

Net Assets:
Accumulation unit values	$51,047,793	$30,773,822	$14,398,217	$852,069	$19,325,394	$39,244,295
Retained by AXA Equitable in Separate Account No. 206	7,293	6,158	6,457	89	1,183	4,275

Total Net Assets	$51,055,086	$30,779,980	$14,404,674	$852,158	$19,326,577	$39,248,570

Investments in shares of the Portfolios, at cost	$45,824,060	$26,146,388	$11,916,169	$731,642	$18,381,395	$34,880,329

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

	Share Class**	Portfolio Shares Held
1290 RETIREMENT 2020	I	694,354

1290 RETIREMENT 2025	I	1,578,976

1290 RETIREMENT 2030	I	274,400

1290 RETIREMENT 2035	I	421,858

1290 RETIREMENT 2040	I	69,454

1290 RETIREMENT 2045	I	205,169

1290 RETIREMENT 2050	I	52,773

1290 RETIREMENT 2055	I	35,659

1290 RETIREMENT 2060	I	35,136

1290 VT DOUBLELINE DYNAMIC ALLOCATION	K	74,214

1290 VT EQUITY INCOME	K	1,193,904

1290 VT GAMCO MERGERS & ACQUISITIONS	K	210,484

1290 VT GAMCO SMALL COMPANY VALUE	K	680,442

ALL ASSET GROWTH-ALT 20	K	143,832

CHARTERSM MULTI-SECTOR BOND	K	3,452,540

EQ/AB SMALL CAP GROWTH	K	2,448,784

EQ/AGGRESSIVE ALLOCATION	K	2,867,521

EQ/CLEARBRIDGE LARGE CAP GROWTH	K	462,123

EQ/CONSERVATIVE ALLOCATION	K	1,128,814

EQ/CONSERVATIVE-PLUS ALLOCATION	K	2,956,075

EQ/CORE BOND INDEX	K	2,157,305

EQ/EQUITY 500 INDEX	K	3,154,026

EQ/GLOBAL EQUITY MANAGED VOLATILITY	K	1,552,851

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	K	2,091,674

EQ/INVESCO COMSTOCK	K	608,259

EQ/JANUS ENTERPRISE	K	1,885,432

EQ/JPMORGAN VALUE OPPORTUNITIES	K	2,049,710

EQ/LARGE CAP GROWTH INDEX	K	1,547,552

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	K	1,344,624

EQ/LARGE CAP VALUE MANAGED VOLATILITY	K	689,275

EQ/MFS INTERNATIONAL GROWTH	K	2,051,335

EQ/MID CAP INDEX	K	1,884,947
EQ/MID CAP VALUE MANAGED VOLATILITY	K	966,107

EQ/MODERATE ALLOCATION	K	21,666,328

EQ/MODERATE-PLUS ALLOCATION	K	6,068,155

EQ/PIMCO GLOBAL REAL RETURN	K	352,516

EQ/SMALL COMPANY INDEX	K	2,323,362

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Share Class**	Portfolio Shares Held

EQ/T. ROWE PRICE GROWTH STOCK	K	1,420,495

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY	K	2,337,695

MULTIMANAGER CORE BOND	K	1,098,682

MULTIMANAGER TECHNOLOGY	K	691,991

TARGET 2015 ALLOCATION	K	2,478,318

TARGET 2025 ALLOCATION	K	4,422,627

TARGET 2035 ALLOCATION	K	2,459,637

TARGET 2045 ALLOCATION	K	1,134,103

TARGET 2055 ALLOCATION	K	67,470

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	COMMON SHARES	1,583,711

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	COMMON SHARES	917,324

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)
1290 RETIREMENT 2020	0.48%	I	$11.36	698

1290 RETIREMENT 2025	0.48%	I	$11.48	1,603

1290 RETIREMENT 2030	0.48%	I	$11.54	285

1290 RETIREMENT 2035	0.48%	I	$11.58	440

1290 RETIREMENT 2040	0.48%	I	$11.65	73

1290 RETIREMENT 2045	0.48%	I	$11.68	217

1290 RETIREMENT 2050	0.48%	I	$11.73	56

1290 RETIREMENT 2055	0.48%	I	$11.78	38

1290 RETIREMENT 2060	0.48%	I	$11.82	38

1290 VT DOUBLELINE DYNAMIC ALLOCATION	0.48%	K	$14.55	61

1290 VT EQUITY INCOME	0.48%	K	$19.82	268

1290 VT GAMCO MERGERS & ACQUISITIONS	0.48%	K	$13.62	189

1290 VT GAMCO SMALL COMPANY VALUE	0.48%	K	$30.72	1,323

ALL ASSET GROWTH-ALT 20	0.48%	K	$15.49	193

CHARTERSM MULTI-SECTOR BOND	0.48%	K	$11.03	1,217

EQ/AB SMALL CAP GROWTH	0.48%	K	$28.89	1,547

EQ/AGGRESSIVE ALLOCATION	0.48%	K	$18.43	1,789

The accompanying notes are an integral part of these financial statements.

*	Contract charges reflect the direct operating and other expenses related to the Variable Investment Options.
**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2019

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)

EQ/CLEARBRIDGE LARGE CAP GROWTH	0.48%	K	$23.61	268

EQ/CONSERVATIVE ALLOCATION	0.48%	K	$12.18	869

EQ/CONSERVATIVE-PLUS ALLOCATION	0.48%	K	$14.92	1,927

EQ/CORE BOND INDEX	0.48%	K	$11.91	1,824

EQ/EQUITY 500 INDEX	0.48%	K	$27.46	5,855

EQ/GLOBAL EQUITY MANAGED VOLATILITY	0.48%	K	$13.72	2,029

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	0.48%	K	$10.76	2,171

EQ/INVESCO COMSTOCK	0.48%	K	$14.74	736

EQ/JANUS ENTERPRISE	0.48%	K	$25.00	1,648

EQ/JPMORGAN VALUE OPPORTUNITIES	0.48%	K	$24.33	1,572

EQ/LARGE CAP GROWTH INDEX	0.48%	K	$27.09	953

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	0.48%	K	$30.48	1,591

EQ/LARGE CAP VALUE MANAGED VOLATILITY	0.48%	K	$18.95	665

EQ/MFS INTERNATIONAL GROWTH	0.48%	K	$17.19	981

EQ/MID CAP INDEX	0.48%	K	$23.01	1,201
EQ/MID CAP VALUE MANAGED VOLATILITY	0.48%	K	$23.01	691

EQ/MODERATE ALLOCATION	0.48%	K	$15.36	19,828

EQ/MODERATE-PLUS ALLOCATION	0.48%	K	$17.01	3,954

EQ/PIMCO GLOBAL REAL RETURN	0.48%	K	$10.72	327

EQ/SMALL COMPANY INDEX	0.48%	K	$25.42	1,001

EQ/T. ROWE PRICE GROWTH STOCK	0.48%	K	$34.46	2,311

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY	0.48%	K	$16.51	1,676

MULTIMANAGER CORE BOND	0.48%	K	$11.29	969

MULTIMANAGER TECHNOLOGY	0.48%	K	$33.14	658

TARGET 2015 ALLOCATION	0.48%	K	$15.15	1,420

TARGET 2025 ALLOCATION	0.48%	K	$16.85	3,030

TARGET 2035 ALLOCATION	0.48%	K	$17.86	1,724

TARGET 2045 ALLOCATION	0.48%	K	$18.42	782

TARGET 2055 ALLOCATION	0.48%	K	$14.07	61

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	0.48%	COMMON SHARES	$11.02	1,754

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX	0.48%	COMMON SHARES	$12.38	3,170

The accompanying notes are an integral part of these financial statements.

*	Contract charges reflect the direct operating and other expenses related to the Variable Investment Options.
**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2019

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$160,117	$356,180	$55,678	$92,901	$14,338	$44,669
Expenses:
Asset-based charges	34,455	70,719	12,019	20,729	2,131	8,775

Net Investment Income (Loss)	125,662	285,461	43,659	72,172	12,207	35,894

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	103,059	116,186	21,251	22,756	515	9,296
Net realized gain distribution from the Portfolios	102,639	328,501	8,997	37,393	1,004	360

Net realized gain (loss)	205,698	444,687	30,248	60,149	1,519	9,656

Net change in unrealized appreciation (depreciation) of investments	666,269	1,445,999	310,363	608,502	59,250	273,086

Net Realized and Unrealized Gain (Loss) on Investments	871,967	1,890,686	340,611	668,651	60,769	282,742

Net Increase (Decrease) in Net Assets Resulting from Operations	$997,629	$2,176,147	$384,270	$740,823	$72,976	$318,636

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2019

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS & ACQUISITIONS*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$11,182	$7,750	$7,494	$19,074	$128,962	$110,098
Expenses:
Asset-based charges	1,830	1,381	1,225	4,495	23,629	12,568

Net Investment Income (Loss)	9,352	6,369	6,269	14,579	105,333	97,530

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(1,542)	358	144	30,371	(222,142)	(45,748)
Net realized gain distribution from the Portfolios	753	363	552	27,515	64,808	39,998

Net realized gain (loss)	(789)	721	696	57,886	(157,334)	(5,750)

Net change in unrealized appreciation (depreciation) of investments	61,814	47,183	39,870	71,643	1,073,299	118,599

Net Realized and Unrealized Gain (Loss) on Investments	61,025	47,904	40,566	129,529	915,965	112,849

Net Increase (Decrease) in Net Assets Resulting from Operations	$70,377	$54,273	$46,835	$144,108	$1,021,298	$210,379

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2019

	1290 VT GAMCO SMALL COMPANY VALUE*	ALL ASSET GROWTH-ALT 20*	CHARTERSM MULTI- SECTOR BOND*	EQ/AB SMALL CAP GROWTH*	EQ/AGGRESSIVE ALLOCATION*	EQ/CLEARBRIDGE LARGE CAP GROWTH*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$325,881	$55,327	$310,229	$169,589	$561,317	$15,243
Expenses:
Asset-based charges	197,356	13,932	68,480	219,488	154,329	30,037

Net Investment Income (Loss)	128,525	41,395	241,749	(49,899)	406,988	(14,794)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	457,594	72,703	(53,199)	(1,387,920)	193,204	572,181
Net realized gain distribution from the Portfolios	1,025,327	117,579	—	3,956,453	2,403,917	368,006

Net realized gain (loss)	1,482,921	190,282	(53,199)	2,568,533	2,597,121	940,187

Net change in unrealized appreciation (depreciation) of investments	6,680,609	212,285	721,736	8,110,737	3,837,885	723,003

Net Realized and Unrealized Gain (Loss) on Investments	8,163,530	402,567	668,537	10,679,270	6,435,006	1,663,190

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,292,055	$443,962	$910,286	$10,629,371	$6,841,994	$1,648,396

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2019

	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE- PLUS ALLOCATION*	EQ/CORE BOND INDEX*	EQ/EQUITY 500 INDEX*	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$198,764	$515,586	$457,296	$2,667,019	$412,829	$490,469
Expenses:
Asset-based charges	49,844	138,700	106,342	755,930	129,324	115,043

Net Investment Income (Loss)	148,920	376,886	350,954	1,911,089	283,505	375,426

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(3,814)	(204,376)	16,931	11,490,281	1,218,984	1,142,443
Net realized gain distribution from the Portfolios	219,637	1,035,489	—	2,959,666	746,530	411,077

Net realized gain (loss)	215,823	831,113	16,931	14,449,947	1,965,514	1,553,520

Net change in unrealized appreciation (depreciation) of investments	498,146	2,297,045	905,813	24,307,639	3,606,567	2,759,790

Net Realized and Unrealized Gain (Loss) on Investments	713,969	3,128,158	922,744	38,757,586	5,572,081	4,313,310

Net Increase (Decrease) in Net Assets Resulting from Operations	$862,889	$3,505,044	$1,273,698	$40,668,675	$5,855,586	$4,688,736

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2019

	EQ/INVESCO COMSTOCK*	EQ/JANUS ENTERPRISE*	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$240,701	$96,548	$510,318	$200,936	$292,229	$259,578
Expenses:
Asset-based charges	54,206	186,460	170,978	116,275	223,203	57,976

Net Investment Income (Loss)	186,495	(89,912)	339,340	84,661	69,026	201,602

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	496,095	177,815	1,144,946	1,338,908	3,082,267	280,010
Net realized gain distribution from the Portfolios	446,917	2,409,073	472,754	1,695,279	3,597,838	726,139

Net realized gain (loss)	943,012	2,586,888	1,617,700	3,034,187	6,680,105	1,006,149

Net change in unrealized appreciation (depreciation) of investments	1,294,266	8,912,909	6,363,685	3,810,061	6,216,242	1,432,712

Net Realized and Unrealized Gain (Loss) on Investments	2,237,278	11,499,797	7,981,385	6,844,248	12,896,347	2,438,861

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,423,773	$11,409,885	$8,320,725	$6,928,909	$12,965,373	$2,640,463

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2019

	EQ/MFS INTERNATIONAL GROWTH*	EQ/MID CAP INDEX*	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/PIMCO GLOBAL REAL RETURN*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$232,344	$353,205	$242,635	$5,461,036	$1,171,156	$126,886
Expenses:
Asset-based charges	76,958	134,675	73,836	1,451,174	330,643	13,061

Net Investment Income (Loss)	155,386	218,530	168,799	4,009,862	840,513	113,825

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	252,552	429,016	122,952	3,845,270	269,263	23,462
Net realized gain distribution from the Portfolios	484,694	1,061,472	852,879	13,950,940	4,194,569	1,572

Net realized gain (loss)	737,246	1,490,488	975,831	17,796,210	4,463,832	25,034

Net change in unrealized appreciation (depreciation) of investments	2,801,571	4,309,748	2,301,032	19,949,978	6,688,451	29,803

Net Realized and Unrealized Gain (Loss) on Investments	3,538,817	5,800,236	3,276,863	37,746,188	11,152,283	54,837

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,694,203	$6,018,766	$3,445,662	$41,756,050	$11,992,796	$168,662

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2019

	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*	TARGET 2015 ALLOCATION*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$322,151	$—	$546,494	$251,309	$67,264	$412,895
Expenses:
Asset-based charges	124,613	368,456	130,730	51,100	93,655	112,639

Net Investment Income (Loss)	197,538	(368,456)	415,764	200,209	(26,391)	300,256

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(531,745)	3,055,414	872,423	(19,735)	542,547	(50,827)
Net realized gain distribution from the Portfolios	1,515,263	1,744,135	1,709,488	90,784	1,606,302	942,149

Net realized gain (loss)	983,518	4,799,549	2,581,911	71,049	2,148,849	891,322

Net change in unrealized appreciation (depreciation) of investments	4,316,962	15,426,443	1,965,734	435,190	3,680,257	1,957,606

Net Realized and Unrealized Gain (Loss) on Investments	5,300,480	20,225,992	4,547,645	506,239	5,829,106	2,848,928

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,498,018	$19,857,536	$4,963,409	$706,448	$5,802,715	$3,149,184

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2019

	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$935,260	$528,257	$239,305	$13,265	$363,078	$513,424
Expenses:
Asset-based charges	247,636	147,105	69,724	3,980	77,299	160,909

Net Investment Income (Loss)	687,624	381,152	169,581	9,285	285,779	352,515

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	321,920	332,961	212,208	12,957	126,696	129,089
Net realized gain distribution from the Portfolios	1,868,885	791,062	415,863	—	—	919,261

Net realized gain (loss)	2,190,805	1,124,023	628,071	12,957	126,696	1,048,350

Net change in unrealized appreciation (depreciation) of investments	6,003,795	4,461,914	2,268,923	165,775	767,856	6,945,385

Net Realized and Unrealized Gain (Loss) on Investments	8,194,600	5,585,937	2,896,994	178,732	894,552	7,993,735

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,882,224	$5,967,089	$3,066,575	$188,017	$1,180,331	$8,346,250

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 RETIREMENT 2020*(a)		1290 RETIREMENT 2025*(a)		1290 RETIREMENT 2030*(a)
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$125,662	$60,205	$285,461	$89,866	$43,659	$20,869
Net realized gain (loss)	205,698	23,586	444,687	5,553	30,248	6,697
Net change in unrealized appreciation (depreciation) of investments	666,269	(271,607)	1,445,999	(468,088)	310,363	(116,254)

Net increase (decrease) in net assets resulting from operations	997,629	(187,816)	2,176,147	(372,669)	384,270	(88,688)

From Contractowners Transactions:
Payments received from contractowners	319,623	108,478	1,172,444	334,395	278,955	110,007
Transfers between Variable Investment Options including guaranteed interest account, net	2,510,463	5,723,855	7,657,733	8,357,536	1,219,836	1,408,382
Redemptions for contract benefits and terminations	(736,401)	(803,239)	(711,836)	(211,556)	(2,119)	(24,574)
Contract maintenance charges	(276)	(124)	(553)	(186)	(259)	(67)

Net increase (decrease) in net assets resulting from contractowners transactions	2,093,409	5,028,970	8,117,788	8,480,189	1,496,413	1,493,748

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	(193)	196	(292)	291	(71)	73

Net Increase (Decrease) in Net Assets	3,090,845	4,841,350	10,293,643	8,107,811	1,880,612	1,405,133
Net Assets — Beginning of Year or Period	4,841,350	—	8,107,811	—	1,405,133	—

Net Assets — End of Year or Period	$7,932,195	$4,841,350	$18,401,454	$8,107,811	$3,285,745	$1,405,133

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 RETIREMENT 2035*(a)		1290 RETIREMENT 2040*(a)		1290 RETIREMENT 2045*(a)
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$72,172	$45,715	$12,207	$3,162	$35,894	$210
Net realized gain (loss)	60,149	5,192	1,519	785	9,656	2,726
Net change in unrealized appreciation (depreciation) of investments	608,502	(285,167)	59,250	(17,318)	273,086	(77,617)

Net increase (decrease) in net assets resulting from operations	740,823	(234,260)	72,976	(13,371)	318,636	(74,681)

From Contractowners Transactions:
Payments received from contractowners	569,570	200,024	147,862	22,114	585,989	185,763
Transfers between Variable Investment Options including guaranteed interest account, net	611,347	3,782,821	444,731	182,329	766,961	932,489
Redemptions for contract benefits and terminations	(527,446)	(48,735)	(6,380)	(1,023)	(164,260)	(11,243)
Contract maintenance charges	(608)	(210)	(187)	(42)	(667)	(194)

Net increase (decrease) in net assets resulting from contractowners transactions	652,863	3,933,900	586,026	203,378	1,188,023	1,106,815

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	(191)	192	(9)	11	(60)	59

Net Increase (Decrease) in Net Assets	1,393,495	3,699,832	658,993	190,018	1,506,599	1,032,193
Net Assets — Beginning of Year or Period	3,699,832	—	190,018	—	1,032,193	—

Net Assets — End of Year or Period	$5,093,327	$3,699,832	$849,011	$190,018	$2,538,792	$1,032,193

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 RETIREMENT 2050*(a)		1290 RETIREMENT 2055*(a)		1290 RETIREMENT 2060*(a)
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$9,352	$3,537	$6,369	$2,587	$6,269	$1,840
Net realized gain (loss)	(789)	691	721	685	696	415
Net change in unrealized appreciation (depreciation) of investments	61,814	(19,930)	47,183	(15,251)	39,870	(11,455)

Net increase (decrease) in net assets resulting from operations	70,377	(15,702)	54,273	(11,979)	46,835	(9,200)

From Contractowners Transactions:
Payments received from contractowners	317,488	102,164	150,235	33,053	137,652	28,073
Transfers between Variable Investment Options including guaranteed interest account, net	61,937	134,570	100,789	128,613	160,285	88,516
Redemptions for contract benefits and terminations	(13,225)	—	(6,143)	(369)	(7,538)	—
Contract maintenance charges	(291)	(66)	(372)	(86)	(288)	(52)

Net increase (decrease) in net assets resulting from contractowners transactions	365,909	236,668	244,509	161,211	290,111	116,537

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	(12)	12	(11)	11	(5)	4

Net Increase (Decrease) in Net Assets	436,274	220,978	298,771	149,243	336,941	107,341
Net Assets — Beginning of Year or Period	220,978	—	149,243	—	107,341	—

Net Assets — End of Year or Period	$657,252	$220,978	$448,014	$149,243	$444,282	$107,341

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 VT DOUBLELINE DYNAMIC ALLOCATION*		1290 VT EQUITY INCOME*		1290 VT GAMCO MERGERS & ACQUISITIONS*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$14,579	$9,681	$105,333	$85,540	$97,530	$39,322
Net realized gain (loss)	57,886	14,392	(157,334)	1,353,966	(5,750)	54,548
Net change in unrealized appreciation (depreciation) of investments	71,643	(75,693)	1,073,299	(2,019,929)	118,599	(241,916)

Net increase (decrease) in net assets resulting from operations	144,108	(51,620)	1,021,298	(580,423)	210,379	(148,046)

From Contractowners Transactions:
Payments received from contractowners	71,107	65,723	397,247	351,320	116,482	123,624
Transfers between Variable Investment Options including guaranteed interest account, net	(115,428)	(251,815)	50,297	(147,122)	(357,996)	1,037,695
Redemptions for contract benefits and terminations	(15,932)	(61,436)	(402,243)	(397,751)	(123,340)	(166,941)
Contract maintenance charges	(157)	(179)	(263)	(269)	(99)	(103)

Net increase (decrease) in net assets resulting from contractowners transactions	(60,410)	(247,707)	45,038	(193,822)	(364,953)	994,275

Net Increase (Decrease) in Net Assets	83,698	(299,327)	1,066,336	(774,245)	(154,574)	846,229
Net Assets — Beginning of Year or Period	797,538	1,096,865	4,241,932	5,016,177	2,731,887	1,885,658

Net Assets — End of Year or Period	$881,236	$797,538	$5,308,268	$4,241,932	$2,577,313	$2,731,887

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 VT GAMCO SMALL COMPANY VALUE*		ALL ASSET GROWTH-ALT 20*		CHARTERSM MULTI- SECTOR BOND*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$128,525	$137,477	$41,395	$34,339	$241,749	$292,633
Net realized gain (loss)	1,482,921	3,025,206	190,282	187,961	(53,199)	(210,938)
Net change in unrealized appreciation (depreciation) of investments	6,680,609	(10,327,394)	212,285	(404,305)	721,736	(214,075)

Net increase (decrease) in net assets resulting from operations	8,292,055	(7,164,711)	443,962	(182,005)	910,286	(132,380)

From Contractowners Transactions:
Payments received from contractowners	1,993,999	2,456,801	238,245	279,169	715,696	884,543
Transfers between Variable Investment Options including guaranteed interest account, net	(2,958,047)	(3,652,032)	501,971	(428,690)	10,925	(661,416)
Redemptions for contract benefits and terminations	(4,073,672)	(5,073,850)	(249,534)	(200,336)	(2,847,550)	(1,871,183)
Contract maintenance charges	(2,362)	(2,809)	(346)	(397)	(795)	(895)

Net increase (decrease) in net assets resulting from contractowners transactions	(5,040,082)	(6,271,890)	490,336	(350,254)	(2,121,724)	(1,648,951)

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	(1,688)	(6,783)	—	—	—	—

Net Increase (Decrease) in Net Assets	3,250,285	(13,443,384)	934,298	(532,259)	(1,211,438)	(1,781,331)
Net Assets — Beginning of Year or Period	37,394,905	50,838,289	2,057,790	2,590,049	14,639,764	16,421,095

Net Assets — End of Year or Period	$40,645,190	$37,394,905	$2,992,088	$2,057,790	$13,428,326	$14,639,764

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/AB SMALL CAP GROWTH*		EQ/AGGRESSIVE ALLOCATION*		EQ/CLEARBRIDGE LARGE CAP GROWTH*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(49,899)	$(61,722)	$406,988	$441,075	$(14,794)	$(4,747)
Net realized gain (loss)	2,568,533	7,124,726	2,597,121	3,515,514	940,187	785,534
Net change in unrealized appreciation (depreciation) of investments	8,110,737	(10,611,995)	3,837,885	(6,868,448)	723,003	(741,742)

Net increase (decrease) in net assets resulting from operations	10,629,371	(3,548,991)	6,841,994	(2,911,859)	1,648,396	39,045

From Contractowners Transactions:
Payments received from contractowners	1,431,309	1,597,224	1,829,246	2,270,139	321,734	368,042
Transfers between Variable Investment Options including guaranteed interest account, net	(2,423,926)	(353,844)	(2,343,032)	(1,482,748)	(479,315)	229,864
Redemptions for contract benefits and terminations	(4,510,842)	(4,180,616)	(3,633,827)	(4,405,380)	(589,825)	(934,378)
Contract maintenance charges	(2,338)	(2,568)	(3,039)	(3,514)	(583)	(561)

Net increase (decrease) in net assets resulting from contractowners transactions	(5,505,797)	(2,939,804)	(4,150,652)	(3,621,503)	(747,989)	(337,033)

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	(2,764)	(15,231)	—	(16,001)	—	—

Net Increase (Decrease) in Net Assets	5,120,810	(6,504,026)	2,691,342	(6,549,363)	900,407	(297,988)
Net Assets — Beginning of Year or Period	39,573,864	46,077,890	30,277,470	36,826,833	5,431,476	5,729,464

Net Assets — End of Year or Period	$44,694,674	$39,573,864	$32,968,812	$30,277,470	$6,331,883	$5,431,476

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/CONSERVATIVE ALLOCATION*		EQ/CONSERVATIVE-PLUS ALLOCATION*		EQ/CORE BOND INDEX*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$148,920	$110,736	$376,886	$348,154	$350,954	$344,701
Net realized gain (loss)	215,823	134,888	831,113	1,321,035	16,931	(298,156)
Net change in unrealized appreciation (depreciation) of investments	498,146	(388,565)	2,297,045	(2,756,265)	905,813	(134,958)

Net increase (decrease) in net assets resulting from operations	862,889	(142,941)	3,505,044	(1,087,076)	1,273,698	(88,413)

From Contractowners Transactions:
Payments received from contractowners	553,190	547,896	808,469	1,116,660	1,174,931	1,565,180
Transfers between Variable Investment Options including guaranteed interest account, net	1,099,398	1,177,428	(367,093)	(2,472,334)	765,594	(3,253,950)
Redemptions for contract benefits and terminations	(1,163,719)	(439,104)	(2,491,942)	(5,584,889)	(3,236,264)	(3,744,852)
Contract maintenance charges	(811)	(722)	(2,200)	(2,587)	(1,408)	(1,570)

Net increase (decrease) in net assets resulting from contractowners transactions	488,058	1,285,498	(2,052,766)	(6,943,150)	(1,297,147)	(5,435,192)

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	—	—	—	(7,000)	—	—

Net Increase (Decrease) in Net Assets	1,350,947	1,142,557	1,452,278	(8,037,226)	(23,449)	(5,523,605)
Net Assets — Beginning of Year or Period	9,241,764	8,099,207	27,311,785	35,349,011	21,755,414	27,279,019

Net Assets — End of Year or Period	$10,592,711	$9,241,764	$28,764,063	$27,311,785	$21,731,965	$21,755,414

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/EQUITY 500 INDEX*		EQ/GLOBAL EQUITY MANAGED VOLATILITY*		EQ/INTERNATIONAL CORE MANAGED VOLATILITY*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$1,911,089	$1,851,461	$283,505	$226,081	$375,426	$386,518
Net realized gain (loss)	14,449,947	19,026,594	1,965,514	3,512,883	1,553,520	715,130
Net change in unrealized appreciation (depreciation) of investments	24,307,639	(27,924,757)	3,606,567	(7,284,889)	2,759,790	(5,284,812)

Net increase (decrease) in net assets resulting from operations	40,668,675	(7,046,702)	5,855,586	(3,545,925)	4,688,736	(4,183,164)

From Contractowners Transactions:
Payments received from contractowners	6,606,086	8,238,959	1,135,798	1,367,592	1,305,288	1,561,830
Transfers between Variable Investment Options including guaranteed interest account, net	(9,986,787)	(9,909,628)	(1,094,442)	(1,488,440)	(1,204,160)	(1,740,630)
Redemptions for contract benefits and terminations	(18,475,350)	(13,491,368)	(2,636,150)	(2,856,086)	(4,144,059)	(2,404,652)
Contract maintenance charges	(7,963)	(8,379)	(1,296)	(1,524)	(1,195)	(1,507)

Net increase (decrease) in net assets resulting from contractowners transactions	(21,864,014)	(15,170,416)	(2,596,090)	(2,978,458)	(4,044,126)	(2,584,959)

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	(12,539)	(67,462)	—	(7,002)	—	(3,000)

Net Increase (Decrease) in Net Assets	18,792,122	(22,284,580)	3,259,496	(6,531,385)	644,610	(6,771,123)
Net Assets — Beginning of Year or Period	141,980,183	164,264,763	24,588,757	31,120,142	22,723,383	29,494,506

Net Assets — End of Year or Period	$160,772,305	$141,980,183	$27,848,253	$24,588,757	$23,367,993	$22,723,383

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/INVESCO COMSTOCK*		EQ/JANUS ENTERPRISE*		EQ/JPMORGAN VALUE OPPORTUNITIES*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$186,495	$162,900	$(89,912)	$(176,467)	$339,340	$282,345
Net realized gain (loss)	943,012	1,473,124	2,586,888	2,746,382	1,617,700	6,234,375
Net change in unrealized appreciation (depreciation) of investments	1,294,266	(3,186,147)	8,912,909	(3,159,820)	6,363,685	(12,327,440)

Net increase (decrease) in net assets resulting from operations	2,423,773	(1,550,123)	11,409,885	(589,905)	8,320,725	(5,810,720)

From Contractowners Transactions:
Payments received from contractowners	580,646	540,056	1,732,047	1,874,403	1,606,407	1,797,523
Transfers between Variable Investment Options including guaranteed interest account, net	(1,330,387)	970,428	984,571	788,234	52,238	(13,060)
Redemptions for contract benefits and terminations	(1,411,170)	(1,566,836)	(5,589,851)	(3,999,886)	(2,942,500)	(5,468,720)
Contract maintenance charges	(800)	(955)	(2,732)	(2,709)	(2,212)	(2,406)

Net increase (decrease) in net assets resulting from contractowners transactions	(2,161,711)	(57,307)	(2,875,965)	(1,339,958)	(1,286,067)	(3,686,663)

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	(166)	(5,366)	(15)	(10,985)	(1,317)	(11,682)

Net Increase (Decrease) in Net Assets	261,896	(1,612,796)	8,533,905	(1,940,848)	7,033,341	(9,509,065)
Net Assets — Beginning of Year or Period	10,588,964	12,201,760	32,680,494	34,621,342	31,210,917	40,719,982

Net Assets — End of Year or Period	$10,850,860	$10,588,964	$41,214,399	$32,680,494	$38,244,258	$31,210,917

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/LARGE CAP GROWTH INDEX*		EQ/LARGE CAP GROWTH MANAGED VOLATILITY*		EQ/LARGE CAP VALUE MANAGED VOLATILITY*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$84,661	$86,899	$69,026	$102,301	$201,602	$273,668
Net realized gain (loss)	3,034,187	2,427,915	6,680,105	7,576,104	1,006,149	1,115,267
Net change in unrealized appreciation (depreciation) of investments	3,810,061	(3,011,401)	6,216,242	(8,720,130)	1,432,712	(2,551,597)

Net increase (decrease) in net assets resulting from operations	6,928,909	(496,587)	12,965,373	(1,041,725)	2,640,463	(1,162,662)

From Contractowners Transactions:
Payments received from contractowners	1,286,630	1,375,249	1,301,903	1,477,585	675,132	695,541
Transfers between Variable Investment Options including guaranteed interest account, net	(813,845)	185,194	(1,205,355)	(1,801,873)	(227,552)	(660,565)
Redemptions for contract benefits and terminations	(1,632,627)	(1,286,926)	(4,644,058)	(4,534,247)	(1,161,329)	(1,089,902)
Contract maintenance charges	(1,340)	(1,273)	(2,468)	(2,582)	(911)	(996)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,161,182)	272,244	(4,549,978)	(4,861,117)	(714,660)	(1,055,922)

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	—	(7,001)	(1,239)	(26,762)	—	(3,000)

Net Increase (Decrease) in Net Assets	5,767,727	(231,344)	8,414,156	(5,929,604)	1,925,803	(2,221,584)
Net Assets — Beginning of Year or Period	20,047,122	20,278,466	40,087,813	46,017,417	10,683,181	12,904,765

Net Assets — End of Year or Period	$25,814,849	$20,047,122	$48,501,969	$40,087,813	$12,608,984	$10,683,181

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/MFS INTERNATIONAL GROWTH*		EQ/MID CAP INDEX*		EQ/MID CAP VALUE MANAGED VOLATILITY*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$155,386	$98,510	$218,530	$240,813	$168,799	$149,822
Net realized gain (loss)	737,246	2,377,271	1,490,488	3,921,719	975,831	2,467,389
Net change in unrealized appreciation (depreciation) of investments	2,801,571	(3,996,473)	4,309,748	(7,592,701)	2,301,032	(4,754,130)

Net increase (decrease) in net assets resulting from operations	3,694,203	(1,520,692)	6,018,766	(3,430,169)	3,445,662	(2,136,919)

From Contractowners Transactions:
Payments received from contractowners	855,782	857,765	1,188,295	1,622,636	794,945	901,682
Transfers between Variable Investment Options including guaranteed interest account, net	(392,653)	1,206,115	(2,120,768)	(2,753,766)	(642,652)	(2,151,709)
Redemptions for contract benefits and terminations	(1,454,061)	(1,375,202)	(2,758,126)	(3,278,861)	(1,078,809)	(2,106,842)
Contract maintenance charges	(939)	(853)	(1,488)	(1,721)	(1,093)	(1,162)

Net increase (decrease) in net assets resulting from contractowners transactions	(991,871)	687,825	(3,692,087)	(4,411,712)	(927,608)	(3,358,031)

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	—	—	(129)	(9,869)	—	(5,000)

Net Increase (Decrease) in Net Assets	2,702,332	(832,867)	2,326,550	(7,851,750)	2,518,053	(5,499,950)
Net Assets — Beginning of Year or Period	14,166,046	14,998,913	25,322,210	33,173,960	13,395,265	18,895,215

Net Assets — End of Year or Period	$16,868,378	$14,166,046	$27,648,760	$25,322,210	$15,913,318	$13,395,265

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/MODERATE ALLOCATION*		EQ/MODERATE-PLUS ALLOCATION*		EQ/PIMCO GLOBAL REAL RETURN*(a)
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$4,009,862	$3,895,588	$840,513	$948,811	$113,825	$39,489
Net realized gain (loss)	17,796,210	14,502,856	4,463,832	5,617,969	25,034	(802)
Net change in unrealized appreciation (depreciation) of investments	19,949,978	(32,874,237)	6,688,451	(11,287,776)	29,803	(50,382)

Net increase (decrease) in net assets resulting from operations	41,756,050	(14,475,793)	11,992,796	(4,720,996)	168,662	(11,695)

From Contractowners Transactions:
Payments received from contractowners	27,136,174	27,033,282	3,393,295	3,857,788	127,521	21,020
Transfers between Variable Investment Options including guaranteed interest account, net	(9,378,210)	(12,919,639)	(2,626,820)	(4,893,324)	1,892,147	1,531,586
Redemptions for contract benefits and terminations	(32,268,187)	(28,850,125)	(8,311,525)	(10,703,670)	(229,002)	(412)
Contract maintenance charges	(50,992)	(50,824)	(5,275)	(5,856)	(90)	(19)

Net increase (decrease) in net assets resulting from contractowners transactions	(14,561,215)	(14,787,306)	(7,550,325)	(11,745,062)	1,790,576	1,552,175

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	—	(80,000)	(962)	(26,038)	(22)	25

Net Increase (Decrease) in Net Assets	27,194,835	(29,343,099)	4,441,509	(16,492,096)	1,959,216	1,540,505
Net Assets — Beginning of Year or Period	277,387,315	306,730,414	62,815,163	79,307,259	1,540,505	—

Net Assets — End of Year or Period	$304,582,150	$277,387,315	$67,256,672	$62,815,163	$3,499,721	$1,540,505

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/SMALL COMPANY INDEX*		EQ/T. ROWE PRICE GROWTH STOCK*		EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$197,538	$194,659	$(368,456)	$(304,174)	$415,764	$729,857
Net realized gain (loss)	983,518	2,436,705	4,799,549	12,587,200	2,581,911	5,673,539
Net change in unrealized appreciation (depreciation) of investments	4,316,962	(5,439,245)	15,426,443	(13,079,229)	1,965,734	(9,970,961)

Net increase (decrease) in net assets resulting from operations	5,498,018	(2,807,881)	19,857,536	(796,203)	4,963,409	(3,567,565)

From Contractowners Transactions:
Payments received from contractowners	1,354,020	1,652,288	2,529,950	2,890,006	1,294,329	1,563,844
Transfers between Variable Investment Options including guaranteed interest account, net	(2,046,244)	(1,572,124)	(4,268,982)	1,792,032	(1,006,469)	(1,463,828)
Redemptions for contract benefits and terminations	(2,883,175)	(2,867,285)	(5,105,071)	(10,888,800)	(2,429,155)	(5,463,918)
Contract maintenance charges	(1,393)	(1,576)	(4,616)	(4,907)	(1,730)	(2,015)

Net increase (decrease) in net assets resulting from contractowners transactions	(3,576,792)	(2,788,697)	(6,848,719)	(6,211,669)	(2,143,025)	(5,365,917)

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	—	(8,001)	(3,377)	(38,625)	—	(6,998)

Net Increase (Decrease) in Net Assets	1,921,226	(5,604,579)	13,005,440	(7,046,497)	2,820,384	(8,940,480)
Net Assets — Beginning of Year or Period	23,534,912	29,139,491	66,652,177	73,698,674	24,846,296	33,786,776

Net Assets — End of Year or Period	$25,456,138	$23,534,912	$79,657,617	$66,652,177	$27,666,680	$24,846,296

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	MULTIMANAGER CORE BOND*		MULTIMANAGER TECHNOLOGY*		TARGET 2015 ALLOCATION*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$200,209	$272,031	$(26,391)	$(8,818)	$300,256	$337,340
Net realized gain (loss)	71,049	(164,780)	2,148,849	3,705,399	891,322	1,114,373
Net change in unrealized appreciation (depreciation) of investments	435,190	(218,903)	3,680,257	(3,597,995)	1,957,606	(2,581,453)

Net increase (decrease) in net assets resulting from operations	706,448	(111,652)	5,802,715	98,586	3,149,184	(1,129,740)

From Contractowners Transactions:
Payments received from contractowners	546,281	740,725	1,146,201	744,337	(628)	582,712
Transfers between Variable Investment Options including guaranteed interest account, net	358,151	(1,750,453)	680,534	2,810,998	(919,202)	(3,542,966)
Redemptions for contract benefits and terminations	(565,283)	(1,954,135)	(1,180,474)	(1,006,876)	(3,097,539)	(4,677,220)
Contract maintenance charges	(487)	(537)	(858)	(786)	(1,098)	(1,537)

Net increase (decrease) in net assets resulting from contractowners transactions	338,662	(2,964,400)	645,403	2,547,673	(4,018,467)	(7,639,011)

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	838	(3,802)	—	—	—	(7,000)

Net Increase (Decrease) in Net Assets	1,045,948	(3,079,854)	6,448,118	2,646,259	(869,283)	(8,775,751)
Net Assets — Beginning of Year or Period	9,899,988	12,979,842	15,376,681	12,730,422	22,387,265	31,163,016

Net Assets — End of Year or Period	$10,945,936	$9,899,988	$21,824,799	$15,376,681	$21,517,982	$22,387,265

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	TARGET 2025 ALLOCATION*		TARGET 2035 ALLOCATION*		TARGET 2045 ALLOCATION*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$687,624	$698,231	$381,152	$381,321	$169,581	$178,830
Net realized gain (loss)	2,190,805	4,742,579	1,124,023	2,635,265	628,071	659,619
Net change in unrealized appreciation (depreciation) of investments	6,003,795	(8,732,399)	4,461,914	(5,311,144)	2,268,923	(2,003,558)

Net increase (decrease) in net assets resulting from operations	8,882,224	(3,291,589)	5,967,089	(2,294,558)	3,066,575	(1,165,109)

From Contractowners Transactions:
Payments received from contractowners	(3,893)	2,219,232	(135)	1,678,729	(12,167)	1,050,489
Transfers between Variable Investment Options including guaranteed interest account, net	(3,135,871)	(13,064,804)	(1,964,237)	(4,120,038)	(1,345,360)	(1,946,482)
Redemptions for contract benefits and terminations	(4,284,575)	(6,022,644)	(2,120,202)	(3,308,625)	(890,480)	(1,608,292)
Contract maintenance charges	(2,897)	(3,927)	(2,933)	(4,111)	(2,852)	(3,920)

Net increase (decrease) in net assets resulting from contractowners transactions	(7,427,236)	(16,872,143)	(4,087,507)	(5,754,045)	(2,250,859)	(2,508,205)

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	—	(16,999)	—	(7,001)	—	—

Net Increase (Decrease) in Net Assets	1,454,988	(20,180,731)	1,879,582	(8,055,604)	815,716	(3,673,314)
Net Assets — Beginning of Year or Period	49,600,098	69,780,829	28,900,398	36,956,002	13,588,958	17,262,272

Net Assets — End of Year or Period	$51,055,086	$49,600,098	$30,779,980	$28,900,398	$14,404,674	$13,588,958

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	TARGET 2055 ALLOCATION*		VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO(a)		VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO(a)
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$9,285	$9,694	$285,779	(25,281)	$352,515	$(57,042)
Net realized gain (loss)	12,957	45,387	126,696	5,420	1,048,350	21,961
Net change in unrealized appreciation (depreciation) of investments	165,775	(126,216)	767,856	187,865	6,945,385	(2,555,090)

Net increase (decrease) in net assets resulting from operations	188,017	(71,135)	1,180,331	168,004	8,346,250	(2,590,171)

From Contractowners Transactions:
Payments received from contractowners	—	221,363	1,023,381	268,738	3,001,036	770,651
Transfers between Variable Investment Options including guaranteed interest account, net	(4,524)	(179,765)	7,877,397	10,366,938	6,210,767	26,504,622
Redemptions for contract benefits and terminations	(58,249)	(23,502)	(1,529,702)	(27,842)	(2,949,028)	(44,623)
Contract maintenance charges	(483)	(806)	(571)	(222)	(1,438)	(598)

Net increase (decrease) in net assets resulting from contractowners transactions	(63,256)	17,290	7,370,505	10,607,612	6,261,337	27,230,052

Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206	—	—	—	125	(1,582)	2,684

Net Increase (Decrease) in Net Assets	124,761	(53,845)	8,550,836	10,775,741	14,606,005	24,642,565
Net Assets — Beginning of Year or Period	727,397	781,242	10,775,741	—	24,642,565	—

Net Assets — End of Year or Period	$852,158	$727,397	$19,326,577	$10,775,741	$39,248,570	$24,642,565

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

The change in units outstanding for the years or periods ended December 31, 2019 and 2018 were as follows:

		2019			2018
	Share Class**	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (000’s)	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (Decrease) (000’s)

1290 Retirement 2020	I	376	(174)	202	543	(47)	496

1290 Retirement 2025	I	943	(173)	770	882	(49)	833

1290 Retirement 2030	I	184	(44)	140	151	(6)	145

1290 Retirement 2035	I	164	(108)	56	388	(4)	384

1290 Retirement 2040	I	54	(1)	53	20	—	20

1290 Retirement 2045	I	121	(12)	109	108	—	108

1290 Retirement 2050	I	37	(4)	33	24	(1)	23

1290 Retirement 2055	I	23	(1)	22	16	—	16

1290 Retirement 2060	I	29	(2)	27	11	—	11

1290 VT DoubleLine Dynamic Allocation	K	69	(73)	(4)	79	(99)	(20)

1290 VT Equity Income	K	43	(40)	3	49	(60)	(11)

1290 VT GAMCO Mergers & Acquisitions	K	38	(66)	(28)	204	(129)	75

1290 VT GAMCO Small Company Value	K	75	(250)	(175)	118	(335)	(217)

All Asset Growth-Alt 20	K	112	(77)	35	32	(57)	(25)

CharterSM Multi-Sector Bond	K	104	(302)	(198)	223	(384)	(161)

EQ/AB Small Cap Growth	K	244	(443)	(199)	294	(416)	(122)

EQ/Aggressive Allocation	K	168	(420)	(252)	216	(434)	(218)

EQ/ClearBridge Large Cap Growth	K	106	(141)	(35)	83	(98)	(15)

EQ/Conservative Allocation	K	251	(209)	42	307	(192)	115

EQ/Conservative-Plus Allocation	K	100	(245)	(145)	95	(600)	(505)

EQ/Core Bond Index	K	240	(352)	(112)	292	(784)	(492)

EQ/Equity 500 Index	K	473	(1,359)	(886)	854	(1,507)	(653)

EQ/Global Equity Managed Volatility	K	80	(291)	(211)	113	(356)	(243)

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

		2019			2018
	Share Class**	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (Decrease) (000’s)	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (Decrease) (000’s)

EQ/International Core Managed Volatility	K	107	(515)	(408)	233	(496)	(263)

EQ/Invesco Comstock	K	51	(211)	(160)	151	(157)	(6)

EQ/Janus Enterprise	K	179	(310)	(131)	228	(295)	(67)

EQ/JPMorgan Value Opportunities	K	205	(265)	(60)	210	(375)	(165)

EQ/Large Cap Growth Index	K	164	(210)	(46)	227	(213)	14

EQ/Large Cap Growth Managed Volatility	K	50	(213)	(163)	74	(268)	(194)

EQ/Large Cap Value Managed Volatility	K	60	(100)	(40)	74	(135)	(61)

EQ/MFS International Growth	K	147	(212)	(65)	388	(343)	45

EQ/Mid Cap Index	K	52	(227)	(175)	91	(303)	(212)

EQ/Mid Cap Value Managed Volatility	K	35	(79)	(44)	66	(228)	(162)

EQ/Moderate Allocation	K	890	(1,878)	(988)	1,067	(2,115)	(1,048)

EQ/Moderate-Plus Allocation	K	183	(650)	(467)	313	(1,078)	(765)

EQ/PIMCO Global Real Return	K	234	(62)	172	160	(5)	155

EQ/Small Company Index	K	96	(252)	(156)	166	(276)	(110)

EQ/T. Rowe Price Growth Stock	K	155	(373)	(218)	439	(654)	(215)

EQ/Templeton Global Equity Managed Volatility	K	94	(234)	(140)	111	(457)	(346)

Multimanager Core Bond	K	169	(139)	30	226	(510)	(284)

Multimanager Technology	K	852	(832)	20	1,056	(957)	99

Target 2015 Allocation	K	—	(275)	(275)	187	(744)	(557)

Target 2025 Allocation	K	—	(476)	(476)	195	(1,307)	(1,112)

Target 2035 Allocation	K	1	(252)	(251)	215	(579)	(364)

Target 2045 Allocation	K	—	(133)	(133)	57	(209)	(152)

Target 2055 Allocation	K	1	(5)	(4)	20	(19)	1

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	COMMON SHARES	902	(206)	696	1,111	(53)	1,058

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio	COMMON SHARES	1,349	(769)	580	3,083	(493)	2,590

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The — on the Units Issued and Units Redeemed section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements

December 31, 2019

1.	Organization

AXA Equitable Life Insurance Company (“AXA Equitable”) Separate Account No. 206 (“the Account”) was established, and is maintained, under New York Insurance Law. The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of 1290 Funds, AXA Premier VIP Trust (“VIP”), EQ Advisors Trust (“EQAT”) and Vanguard Variable Insurance Fund (collectively, “the Trusts”). The Trusts are open-ended investment management companies that sell shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

The Account consists of the Variable Investment Options listed below.

1290 Funds*

•	1290 Retirement 2020
•	1290 Retirement 2025
•	1290 Retirement 2030
•	1290 Retirement 2035
•	1290 Retirement 2040
•	1290 Retirement 2045
•	1290 Retirement 2050
•	1290 Retirement 2055
•	1290 Retirement 2060

AXA Premier VIP Trust*

•	CharterSM Multi-Sector Bond
•	EQ/Aggressive Allocation(1)
•	EQ/Conservative Allocation(2)
•	EQ/Conservative-Plus Allocation(3)
•	EQ/Moderate Allocation(4)
•	EQ/Moderate-Plus Allocation(5)
•	Target 2015 Allocation
•	Target 2025 Allocation
•	Target 2035 Allocation
•	Target 2045 Allocation
•	Target 2055 Allocation

EQ Advisors Trust*

•	1290 VT DoubleLine Dynamic Allocation
•	1290 VT Equity Income
•	1290 VT GAMCO Mergers & Acquisitions
•	1290 VT GAMCO Small Company Value
•	All Asset Growth-Alt 20
•	EQ/AB Small Cap Growth(6)
•	EQ/ClearBridge Large Cap Growth(7)
•	EQ/Core Bond Index
•	EQ/Equity 500 Index
•	EQ/Global Equity Managed Volatility(8)
•	EQ/International Core Managed Volatility(9)
•	EQ/Invesco Comstock
•	EQ/Janus Enterprise(10)
•	EQ/JPMorgan Value Opportunities
•	EQ/Large Cap Growth Index
•	EQ/Large Cap Growth Managed Volatility(11)
•	EQ/Large Cap Value Managed Volatility(12)
•	EQ/MFS International Growth
•	EQ/Mid Cap Index
•	EQ/Mid Cap Value Managed Volatility(13)
•	EQ/PIMCO Global Real Return
•	EQ/Small Company Index
•	EQ/T. Rowe Price Growth Stock
•	EQ/Templeton Global Equity Managed Volatility(14)
•	Multimanager Core Bond
•	Multimanager Technology

Vanguard Variable Insurance Fund

•	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
•	Vanguard Variable Insurance Fund Total Stock Market Index Portfolio

(1)	Formerly known as AXA Aggressive Allocation.
(2)	Formerly known as AXA Conservative Allocation.
(3)	Formerly known as AXA Conservative-Plus Allocation.
(4)	Formerly known as AXA Moderate Allocation.
(5)	Formerly known as AXA Moderate-Plus Allocation.
(6)	Formerly known as AXA/AB Small Cap Growth.
(7)	Formerly known as AXA/ClearBridge Large Cap Growth.
(8)	Formerly known as AXA Global Equity Managed Volatility.
(9)	Formerly known as AXA International Core Managed Volatility.
(10)	Formerly known as AXA/Janus Enterprise.
(11)	Formerly known as AXA Large Cap Growth Managed Volatility.
(12)	Formerly known as AXA Large Cap Value Managed Volatility.
(13)	Formerly known as AXA Mid Cap Value Managed Volatility.
(14)	Formerly known as AXA/Templeton Global Equity Managed Volatility.

*	An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2019

1.	Organization (Concluded)

The Account is used to fund benefits for a deferred group annuity Contract (“Contract”), issued by AXA Equitable, including the Members Retirement Plan (“MRP”), Volume Submitter Plan and individually designed plans (collectively, the “ADA Program or “the Plan”). Through trusts (“Plan Trusts”) maintained under the ADA Program, contributions are allocated into the Variable Investment Options available in the Account based on the terms of the Plan. The ADA Program provides members of the American Dental Association and their eligible employees retirement savings accumulation, on a tax-deferred basis.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable’s other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account’s assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The amount retained by AXA Equitable in the Account arises principally from (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account’s investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to program expense charges, other expenses and direct operating expense charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account (“General Account”).

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2.	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Dividend income and and net realized gain distributions from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Net realized gain (loss) on investments are gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis).

Due to and Due from:

Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable’s General Account primarily related to premiums, surrenders, death benefits and amounts transferred among various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under the plans (but exclude amounts allocated to the Money Market Guarantee Account of Separate Account No. 43 (“Separate Account No. 43”) and the

FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2019

2.	Significant Accounting Policies (Concluded)

General Account, and the Guaranteed Rate Accounts (“GRAs”) of AXA Equitable and Principal Life Insurance Company (“Principal”) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes.

Transfers between Variable Investment Options are amounts that participants have directed to be moved among Portfolios. Contractowners may also make permitted transfers to and from the Money Market Guarantee Account, and transfers to the GRAs. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment option. Additional assets are set aside in AXA Equitable’s General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable’s General Account is subject to creditors rights.

Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the plans and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if any, are included in Redemptions for contract, benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

Taxes:

The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax, based on net income or realized and unrealized capital gains, is currently applicable to the plans participating in the Account, by reason of applicable provisions of the Internal Revenue Code, and no federal income tax payable by AXA Equitable is expected to affect the unit values of the plans participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax, which is attributable to the Account, if the law is changed.

3.	Fair Value Disclosures

Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between level 1, level 2 and level 3 during the year.

FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2019

4.	Purchases and Sales of Portfolios

The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2019 were as follows:

	Purchases	Sales
1290 Retirement 2020	$4,240,202	$1,917,035
1290 Retirement 2025	10,703,408	1,966,946
1290 Retirement 2030	2,033,982	484,085
1290 Retirement 2035	1,923,194	1,160,070
1290 Retirement 2040	608,399	8,880
1290 Retirement 2045	1,368,144	143,196
1290 Retirement 2050	415,577	39,378
1290 Retirement 2055	259,138	7,768
1290 Retirement 2060	314,453	17,378
1290 VT DoubleLine Dynamic Allocation	985,670	1,003,919
1290 VT Equity Income	976,619	760,991
1290 VT GAMCO Mergers & Acquisitions	661,365	888,867
1290 VT GAMCO Small Company Value	3,479,847	7,364,897
All Asset Growth-Alt 20	1,777,748	1,128,032
CharterSM Multi-Sector Bond	1,431,619	3,311,784
EQ/AB Small Cap Growth	10,598,909	12,195,917
EQ/Aggressive Allocation	5,824,978	7,163,503
EQ/ClearBridge Large Cap Growth	2,652,794	3,047,085
EQ/Conservative Allocation	3,405,262	2,547,444
EQ/Conservative-Plus Allocation	2,971,616	3,611,272
EQ/Core Bond Index	3,270,173	4,215,968
EQ/Equity 500 Index	17,397,364	34,382,411
EQ/Global Equity Managed Volatility	2,166,506	3,731,200
EQ/International Core Managed Volatility	1,951,205	5,208,529
EQ/Invesco Comstock	1,376,971	2,905,182
EQ/Janus Enterprise	6,608,879	7,161,872
EQ/JPMorgan Value Opportunities	5,543,042	6,014,345
EQ/Large Cap Growth Index	5,824,887	5,203,677
EQ/Large Cap Growth Managed Volatility	5,234,459	6,113,923
EQ/Large Cap Value Managed Volatility	2,030,291	1,816,378
EQ/MFS International Growth	2,977,899	3,328,288
EQ/Mid Cap Index	2,524,174	4,935,439
EQ/Mid Cap Value Managed Volatility	1,840,734	1,745,746
EQ/Moderate Allocation	32,281,892	28,867,484
EQ/Moderate-Plus Allocation	8,248,538	10,762,301
EQ/PIMCO Global Real Return	2,581,123	675,202
EQ/Small Company Index	4,144,497	6,007,693
EQ/T. Rowe Price Growth Stock	6,531,793	11,999,548
EQ/Templeton Global Equity Managed Volatility	3,678,023	3,694,597
Multimanager Core Bond	2,231,503	1,582,140
Multimanager Technology	27,059,506	24,832,045
Target 2015 Allocation	1,355,048	4,131,351
Target 2025 Allocation	2,804,157	7,674,295
Target 2035 Allocation	1,319,328	4,233,689
Target 2045 Allocation	655,171	2,320,164
Target 2055 Allocation	13,268	67,179
Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	9,940,806	2,280,610
Vanguard Variable Insurance Fund Total Stock Market Index Portfolio	16,092,618	8,552,501

FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2019

5.	Expenses and Related Party Transactions

The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. 1290 Funds issue Class A, Class I, Class R and Class T shares. EQAT issues Class IA, Class IB and Class K shares and VIP issues Class A, Class B and Class K shares. All share classes issued by 1290 Funds, EQAT and VIP are subject to fees for investment management, administration and other Portfolio expenses. Class A, Class IA, Class B, Class IB, Class R and Class T shares are also subject to distribution fees imposed under distribution plans (“Distribution Plans”) and adopted by 1290 Funds, EQAT and VIP in the manner prescribed under Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the 1290 Trust, on behalf of each related Portfolio, may charge an annual distribution fee (“12b-1 fee”) of 0.25% of the average daily net assets of a Portfolio attributable to its Class A and Class T shares and 0.50% of the average daily net assets of a Portfolio attributable to its Class R shares. The Distributions Plans also provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum 12b-1 fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A, Class IA, Class B and Class IB shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

EQAT and VIP, on behalf of each Portfolio, have entered into distribution agreements with AXA Distributions, LLC (“AXA Distributors”), a wholly-owned subsidiary of AXA Equitable and an affiliate of AXA Equitable Funds Management Group, LLC (“FMG LLC”). The Distribution Plans provide that AXA Distributors will be entitled to receive a maximum 12b-1 fee as described above.

FMG LLC, a wholly-owned subsidiary of AXA Equitable serves as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP. FMG LLC either (1) directly manages the Portfolios or (2) contracts with and oversees the activities of the investment sub-advisers with respect to the Portfolios. FMG LLC receives management fees for services performed in its capacity as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP, and pays fees to the sub-advisers for sub-advisory services to the respective Portfolios. FMG LLC also serves as administrator of the Portfolios of 1290 Funds, EQAT and VIP. As the administrator, FMG LLC either (1) carries out its responsibilities directly or (2) through sub-contracting with third-party providers. FMG LLC receives administrative fees for services performed in its capacity as administrator of the Portfolios of 1290 Funds, EQAT and VIP. Expenses of the Portfolios of 1290 Funds, EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.33% to a high of 1.50% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of 1290 Funds, EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options’ investment in the Portfolios. For the year ended December 31, 2019, there were no 12b-1 fees or additional payments from the unaffiliated portfolios. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers’ respective Portfolios.

AllianceBernstein L.P. (“AllianceBernstein”) serves as investment advisor for a number of Portfolios in the Trusts, including EQ/AB Small Cap Growth, EQ/Equity 500 Index, EQ/Large Cap Growth Index, EQ/Mid Cap Index, and EQ/Small Company Index, as well as a portion of EQ/Large Cap Value Managed Volatility and Multimanager Technology. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable Holdings, Inc.

Certain other expenses are charged directly to the Variable Investment Options. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians’ fees, financial account costs, outside auditing and legal expenses, and other cost related to the ADA Program (“direct operating expenses”).

FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2019

5.	Expenses and Related Party Transactions (Concluded)

AXA Equitable is the distributor of the MRP Group Annuity Contract. While AXA Equitable does not receive any commissions based upon the units outstanding in the Account, AXA Equitable employees receive incentive compensation, based upon sales and first year contribution amounts, for performing marketing and service functions for the MRP Group Annuity Contract.

AXA Equitable serves as the transfer agent for EQAT and VIP.

6.	Asset-based Charges and Contractowner Charges

The following table outlines charges and expenses that result in deductions from the assets in the Plan Trusts and Plans, or liquidations of fund value. Charges and expenses based on the value of assets in the Plan Trusts and Plans generally reduce the unit values of the Portfolios, or rates credited to the guaranteed options. Other Plan Trusts and Plan expenses reduce the number of units in the Portfolios, or dollars in the guaranteed options. Generally, charges and expenses that reduce account values, or units held in the Portfolios, reimburse AXA Equitable for the cost of maintaining and administering the Plan Trusts and Plans and Portfolios.

Charges	When charge is deducted	Amount deducted	How deducted

Program expense charge	Daily	12 month periods beginning May 1, 2019 – 0.48% (maximum 1.00%) Prior to May 1, 2019 – 49% (maximum 1.00%)	Deducted from the net unit value based on the value of assets in the Plan Trusts

Direct operating expense charge	Daily	12 month periods beginning May 1, 2019 and 2018 – 0.01%	Deducted from the net unit value based on the value of assets in the Plan Trusts

Record maintenance and report fee	Quarterly	Members Retirement Plan and Volume Submitter Plan – $3& Investment Only – $1	Unit liquidation of account value or dollar liquidation in the guaranteed options

Enrollment Fee	Upon enrollment	$25	Paid by employer

Annuity administrative charge	Upon purchase of an annuity payout option	$350	Deducted from the amount used to purchase an annuity payout option

State premium and other applicable taxes	Upon payment of premium	Varies by state and ranges from 0.00% to 1.00%	Deducted from the amount used to purchase an annuity payout option

FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2019

7.	Financial Highlights

Shown below is accumulation unit value information, investment income ratio and total return for units outstanding at the period indicated. The contract charge represents the annual contract expenses consisting of mortality, expense risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded.

	Years Ended December 31,
	Contract Charges*	Unit Value	Units Outstanding (000’s)+	Accumulation Unit Values (000’s)+	Investment Income Ratio**	Total Return***

1290 Retirement 2020
2019	0.48%	$11.36	698	$7,932	4.01%	16.27%
2018(b)	0.47%	$9.77	496	$4,841	1.98%	(2.88)%

1290 Retirement 2025
2019	0.48%	$11.48	1,603	$18,400	2.46%	17.99%
2018(b)	0.47%	$9.73	833	$8,108	1.86%	(3.57)%

1290 Retirement 2030
2019	0.48%	$11.54	285	$3,286	2.26%	19.34%
2018(b)	0.47%	$9.67	145	$1,405	2.16%	(4.26)%

1290 Retirement 2035
2019	0.48%	$11.58	440	$5,093	2.18%	20.12%
2018(b)	0.47%	$9.64	384	$3,700	1.83%	(4.74)%

1290 Retirement 2040
2019	0.48%	$11.65	73	$849	3.28%	21.23%
2018(b)	0.47%	$9.61	20	$190	2.29%	(5.13)%

1290 Retirement 2045
2019	0.48%	$11.68	217	$2,539	2.48%	21.92%
2018(b)	0.47%	$9.58	108	$1,032	0.33%	(5.52)%

1290 Retirement 2050
2019	0.48%	$11.73	56	$657	2.98%	22.96%
2018(b)	0.47%	$9.54	23	$221	2.81%	(5.92)%

1290 Retirement 2055
2019	0.48%	$11.78	38	$448	2.73%	23.87%
2018(b)	0.47%	$9.51	16	$149	2.70%	(6.40)%

1290 Retirement 2060
2019	0.48%	$11.82	38	$444	2.98%	24.42%
2018(b)	0.47%	$9.50	11	$107	2.70%	(6.59)%

1290 VT DoubleLine Dynamic Allocation
2019	0.48%	$14.55	61	$881	2.07%	17.81%
2018	0.49%	$12.35	65	$797	1.48%	(4.34)%
2017	0.50%	$12.91	85	$1,097	0.86%	9.31%
2016	0.50%	$11.81	83	$979	1.58%	8.35%
2015	0.49%	$10.90	108	$1,178	1.17%	(3.88)%

1290 VT Equity Income
2019	0.48%	$19.82	268	$5,306	2.66%	23.88%
2018	0.49%	$16.00	265	$4,241	2.22%	(11.89)%
2017	0.50%	$18.16	276	$5,015	1.87%	15.60%
2016	0.50%	$15.71	278	$4,361	1.83%	12.70%
2015	0.49%	$13.94	333	$4,644	1.75%	(1.97)%

1290 VT GAMCO Mergers & Acquisitions
2019	0.48%	$13.62	189	$2,577	4.27%	8.35%
2018	0.49%	$12.57	217	$2,732	1.94%	(5.13)%
2017	0.50%	$13.25	142	$1,885	0.37%	5.92%
2016	0.50%	$12.51	173	$2,170	0.27%	7.38%
2015	0.49%	$11.65	174	$2,030	0.00%	2.46%

FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2019

7.	Financial Highlights (Continued)

	Years Ended December 31,
	Contract Charges*	Unit Value	Units Outstanding (000’s)+	Accumulation Unit Values (000’s)+	Investment Income Ratio**	Total Return***

1290 VT GAMCO Small Company Value
2019	0.48%	$30.72	1,323	$40,641	0.81%	23.08%
2018	0.49%	$24.96	1,498	$37,395	0.77%	(15.79)%
2017	0.50%	$29.64	1,715	$50,824	0.80%	15.83%
2016	0.50%	$25.59	1,977	$50,588	0.80%	22.97%
2015	0.49%	$20.81	2,029	$42,223	0.70%	(5.92)%

All Asset Growth-Alt 20
2019	0.48%	$15.49	193	$2,991	1.94%	18.79%
2018	0.49%	$13.04	158	$2,057	1.93%	(7.78)%
2017	0.50%	$14.14	183	$2,589	1.87%	15.62%
2016	0.50%	$12.23	120	$1,469	1.69%	9.29%
2015	0.49%	$11.19	106	$1,190	1.27%	(4.11)%

CharterSM Multi-Sector Bond
2019	0.48%	$11.03	1,217	$13,425	2.21%	6.67%
2018	0.49%	$10.34	1,415	$14,637	2.37%	(0.77)%
2017	0.50%	$10.42	1,576	$16,418	1.82%	1.96%
2016	0.50%	$10.22	1,568	$16,014	2.25%	2.71%
2015	0.49%	$9.95	1,567	$15,586	1.72%	(0.90)%

EQ/AB Small Cap Growth
2019	0.48%	$28.89	1,547	$44,690	0.38%	27.49%
2018	0.49%	$22.66	1,746	$39,574	0.36%	(8.11)%
2017	0.50%	$24.66	1,868	$46,056	0.50%	22.38%
2016	0.50%	$20.15	1,995	$40,202	0.61%	12.32%
2015	0.49%	$17.94	2,273	$40,782	0.28%	(3.13)%

EQ/Aggressive Allocation
2019	0.48%	$18.43	1,789	$32,963	1.77%	24.19%
2018	0.49%	$14.84	2,041	$30,277	1.72%	(8.90)%
2017	0.50%	$16.29	2,259	$36,806	1.75%	18.82%
2016	0.50%	$13.71	2,338	$32,063	1.20%	8.47%
2015	0.49%	$12.64	2,534	$32,013	1.15%	(1.94)%

EQ/ClearBridge Large Cap Growth
2019	0.48%	$23.61	268	$6,329	0.25%	31.75%
2018	0.49%	$17.92	303	$5,430	0.40%	(0.61)%
2017	0.50%	$18.03	318	$5,728	0.31%	25.30%
2016	0.50%	$14.39	332	$4,776	0.00%	0.63%
2015	0.49%	$14.30	419	$5,997	0.00%	1.06%

EQ/Conservative Allocation
2019	0.48%	$12.18	869	$10,592	1.94%	8.94%
2018	0.49%	$11.18	827	$9,241	1.85%	(1.76)%
2017	0.50%	$11.38	712	$8,099	1.65%	4.69%
2016	0.50%	$10.87	432	$4,695	1.35%	2.64%
2015	0.49%	$10.59	344	$3,645	1.23%	(0.47)%

EQ/Conservative-Plus Allocation
2019	0.48%	$14.92	1,927	$28,758	1.81%	13.20%
2018	0.49%	$13.18	2,072	$27,309	1.54%	(3.87)%
2017	0.50%	$13.71	2,577	$35,338	1.33%	8.55%
2016	0.50%	$12.63	2,962	$37,417	1.19%	4.47%
2015	0.49%	$12.09	3,036	$36,712	1.00%	(0.90)%

EQ/Core Bond Index
2019	0.48%	$11.91	1,824	$21,726	2.10%	5.96%
2018	0.49%	$11.24	1,936	$21,751	1.88%	0.09%
2017	0.50%	$11.23	2,428	$27,274	1.76%	1.17%
2016	0.50%	$11.10	2,567	$28,488	1.72%	1.19%
2015	0.49%	$10.97	2,557	$28,066	1.67%	0.18%

FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2019

7.	Financial Highlights (Continued)

	Years Ended December 31,
	Contract Charges*	Unit Value	Units Outstanding (000’s)+	Accumulation Unit Values (000’s)+	Investment Income Ratio**	Total Return***

EQ/Equity 500 Index
2019	0.48%	$27.46	5,855	$160,757	1.72%	30.39%
2018	0.49%	$21.06	6,741	$141,980	1.62%	(5.18)%
2017	0.50%	$22.21	7,394	$164,186	1.65%	20.77%
2016	0.50%	$18.39	7,733	$142,216	1.88%	10.98%
2015	0.49%	$16.57	8,015	$132,832	1.88%	0.49%

EQ/Global Equity Managed Volatility
2019	0.48%	$13.72	2,029	$27,842	1.56%	24.95%
2018	0.49%	$10.98	2,240	$24,588	1.25%	(12.37)%
2017	0.50%	$12.53	2,483	$31,108	1.33%	25.80%
2016	0.50%	$9.96	2,595	$25,849	1.13%	4.18%
2015	0.49%	$9.56	2,987	$28,547	1.13%	(1.95)%

EQ/International Core Managed Volatility
2019	0.48%	$10.76	2,171	$23,362	2.08%	22.13%
2018	0.49%	$8.81	2,579	$22,722	1.87%	(15.04)%
2017	0.50%	$10.37	2,842	$29,486	1.89%	26.00%
2016	0.50%	$8.23	3,061	$25,200	0.52%	(0.12)%
2015	0.49%	$8.24	3,365	$27,712	0.06%	(4.52)%

EQ/Invesco Comstock
2019	0.48%	$14.74	736	$10,851	2.16%	24.70%
2018	0.49%	$11.82	896	$10,589	1.84%	(12.57)%
2017	0.50%	$13.52	902	$12,195	0.99%	17.67%
2016	0.50%	$11.49	1,115	$12,814	2.68%	17.13%
2015	0.49%	$9.81	1,289	$12,647	2.27%	(6.39)%

EQ/Janus Enterprise
2019	0.48%	$25.00	1,648	$41,206	0.25%	36.09%
2018	0.49%	$18.37	1,779	$32,680	0.00%	(2.03)%
2017	0.50%	$18.75	1,846	$34,608	0.00%	27.64%
2016	0.50%	$14.69	1,920	$28,210	0.00%	(4.55)%
2015	0.49%	$15.39	2,170	$33,407	0.00%	(5.76)%

EQ/JPMorgan Value Opportunities
2019	0.48%	$24.33	1,572	$38,240	1.45%	27.25%
2018	0.49%	$19.12	1,632	$31,211	1.23%	(15.62)%
2017	0.50%	$22.66	1,797	$40,701	1.03%	17.47%
2016	0.50%	$19.29	1,931	$37,248	1.32%	21.24%
2015	0.49%	$15.91	1,968	$31,314	0.88%	(2.51)%

EQ/Large Cap Growth Index
2019	0.48%	$27.09	953	$25,809	0.84%	35.04%
2018	0.49%	$20.06	999	$20,047	0.87%	(2.48)%
2017	0.50%	$20.57	985	$20,270	1.02%	28.88%
2016	0.50%	$15.96	897	$14,312	1.29%	6.12%
2015	0.49%	$15.04	825	$12,410	1.10%	4.59%

EQ/Large Cap Growth Managed Volatility
2019	0.48%	$30.48	1,591	$48,496	0.64%	33.39%
2018	0.49%	$22.85	1,754	$40,088	0.70%	(3.18)%
2017	0.50%	$23.60	1,948	$45,989	0.71%	28.89%
2016	0.50%	$18.31	2,106	$38,557	0.79%	5.23%
2015	0.49%	$17.40	2,387	$41,525	0.52%	3.82%

EQ/Large Cap Value Managed Volatility
2019	0.48%	$18.95	665	$12,605	2.18%	25.17%
2018	0.49%	$15.14	705	$10,682	2.71%	(10.15)%
2017	0.50%	$16.85	766	$12,899	1.67%	13.62%
2016	0.50%	$14.83	909	$13,481	2.03%	15.05%
2015	0.49%	$12.89	892	$11,503	1.69%	(4.31)%

FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2019

7.	Financial Highlights (Continued)

	Years Ended December 31,
	Contract Charges*	Unit Value	Units Outstanding (000’s)+	Accumulation Unit Values (000’s)+	Investment Income Ratio**	Total Return***

EQ/MFS International Growth
2019	0.48%	$17.19	981	$16,863	1.47%	26.96%
2018	0.49%	$13.54	1,046	$14,164	1.12%	(9.61)%
2017	0.50%	$14.98	1,001	$14,996	1.18%	31.75%
2016	0.50%	$11.37	744	$8,456	1.36%	1.79%
2015	0.49%	$11.17	642	$7,171	0.85%	(0.09)%

EQ/Mid Cap Index
2019	0.48%	$23.01	1,201	$27,644	1.28%	25.05%
2018	0.49%	$18.40	1,376	$25,322	1.25%	(11.88)%
2017	0.50%	$20.88	1,588	$33,159	1.08%	15.17%
2016	0.50%	$18.13	1,771	$32,107	1.39%	19.67%
2015	0.49%	$15.15	1,800	$27,273	1.10%	(3.13)%

EQ/Mid Cap Value Managed Volatility
2019	0.48%	$23.01	691	$15,910	1.60%	26.29%
2018	0.49%	$18.22	735	$13,395	1.35%	(13.49)%
2017	0.50%	$21.06	897	$18,887	1.24%	12.02%
2016	0.50%	$18.80	984	$18,490	1.52%	17.43%
2015	0.49%	$16.01	992	$15,885	0.95%	(3.79)%

EQ/Moderate Allocation
2019	0.48%	$15.36	19,828	$304,551	1.83%	15.23%
2018	0.49%	$13.33	20,816	$277,385	1.77%	(4.92)%
2017	0.50%	$14.02	21,864	$306,633	1.48%	10.74%
2016	0.50%	$12.66	22,667	$286,974	1.14%	5.06%
2015	0.49%	$12.05	23,765	$286,260	1.04%	(1.07)%

EQ/Moderate-Plus Allocation
2019	0.48%	$17.01	3,954	$67,250	1.73%	19.70%
2018	0.49%	$14.21	4,421	$62,815	1.75%	(7.06)%
2017	0.50%	$15.29	5,186	$79,276	1.61%	14.62%
2016	0.50%	$13.34	5,775	$77,022	1.15%	7.06%
2015	0.49%	$12.46	6,168	$76,875	1.10%	(1.58)%

EQ/PIMCO Global Real Return
2019	0.48%	$10.72	327	$3,500	4.74%	7.96%
2018(b)	0.47%	$9.93	155	$1,541	4.02%	0.20%

EQ/Small Company Index
2019	0.48%	$25.42	1,001	$25,452	1.26%	24.91%
2018	0.49%	$20.35	1,157	$23,535	1.15%	(11.48)%
2017	0.50%	$22.99	1,267	$29,127	1.30%	13.70%
2016	0.50%	$20.22	1,300	$26,289	1.43%	20.29%
2015	0.49%	$16.81	1,356	$22,797	1.10%	(4.87)%

EQ/T. Rowe Price Growth Stock
2019	0.48%	$34.46	2,311	$79,648	0.00%	30.78%
2018	0.49%	$26.35	2,529	$66,652	0.09%	(1.86)%
2017	0.50%	$26.85	2,744	$73,657	0.00%	33.05%
2016	0.50%	$20.18	2,803	$56,571	0.00%	1.10%
2015	0.49%	$19.96	3,411	$68,072	0.00%	9.97%

EQ/Templeton Global Equity Managed Volatility
2019	0.48%	$16.51	1,676	$27,663	2.04%	20.69%
2018	0.49%	$13.68	1,816	$24,846	2.86%	(12.42)%
2017	0.50%	$15.62	2,162	$33,776	1.61%	20.99%
2016	0.50%	$12.91	2,364	$30,519	0.90%	5.04%
2015	0.49%	$12.29	2,696	$33,140	0.24%	(2.92)%

FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2019

7.	Financial Highlights (Continued)

	Years Ended December 31,
	Contract Charges*	Unit Value	Units Outstanding (000’s)+	Accumulation Unit Values (000’s)+	Investment Income Ratio**	Total Return***

Multimanager Core Bond
2019	0.48%	$11.29	969	$10,946	2.40%	7.12%
2018	0.49%	$10.54	939	$9,900	2.93%	(0.66)%
2017	0.50%	$10.61	1,223	$12,979	2.35%	2.71%
2016	0.50%	$10.33	1,034	$10,673	2.34%	2.48%
2015	0.49%	$10.08	1,009	$10,175	2.17%	(0.20)%

Multimanager Technology
2019	0.48%	$33.14	658	$21,818	0.35%	37.51%
2018	0.49%	$24.10	638	$15,375	0.43%	2.08%
2017	0.50%	$23.61	539	$12,728	0.00%	38.80%
2016	0.50%	$17.01	350	$5,957	0.27%	8.69%
2015	0.49%	$15.65	349	$5,463	0.00%	5.96%

Target 2015 Allocation
2019	0.48%	$15.15	1,420	$21,512	1.79%	14.69%
2018	0.49%	$13.21	1,695	$22,384	1.68%	(4.48)%
2017	0.50%	$13.83	2,252	$31,152	1.57%	11.00%
2016	0.50%	$12.46	2,478	$30,865	1.60%	5.41%
2015	0.49%	$11.82	2,854	$33,738	1.30%	(2.15)%

Target 2025 Allocation
2019	0.48%	$16.85	3,030	$51,048	1.84%	19.08%
2018	0.49%	$14.15	3,506	$49,600	1.59%	(6.35)%
2017	0.50%	$15.11	4,618	$69,760	1.77%	15.17%
2016	0.50%	$13.12	4,543	$59,612	1.64%	7.19%
2015	0.49%	$12.24	4,888	$59,850	1.47%	(2.31)%

Target 2035 Allocation
2019	0.48%	$17.86	1,724	$30,774	1.75%	22.08%
2018	0.49%	$14.63	1,975	$28,899	1.56%	(7.41)%
2017	0.50%	$15.80	2,339	$36,945	1.71%	17.47%
2016	0.50%	$13.45	2,348	$31,578	1.69%	7.77%
2015	0.49%	$12.48	2,282	$28,477	1.48%	(2.27)%

Target 2045 Allocation
2019	0.48%	$18.42	782	$14,398	1.67%	24.04%
2018	0.49%	$14.85	915	$13,586	1.57%	(8.22)%
2017	0.50%	$16.18	1,067	$17,258	1.70%	19.41%
2016	0.50%	$13.55	1,040	$14,092	1.69%	8.40%
2015	0.49%	$12.50	964	$12,053	1.55%	(2.42)%

Target 2055 Allocation
2019	0.48%	$14.07	61	$852	1.62%	26.42%
2018	0.49%	$11.13	65	$727	1.63%	(8.92)%
2017	0.50%	$12.22	64	$781	2.24%	21.47%
2016	0.50%	$10.06	30	$303	1.87%	9.23%
2015(a)	0.49%	$9.21	19	$171	3.53%	(6.88)%

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
2019	0.48%	$11.02	1,754	$19,325	2.29%	8.15%
2018(b)	0.47%	$10.19	1,058	$10,776	0.00%	2.41%

Vanguard Variable Insurance Fund Total Stock Market Index
2019	0.48%	$12.38	3,170	$39,244	1.56%	30.04%
2018(b)	0.47%	$9.52	2,590	$24,643	0.00%	(7.75)%

(a)	Units were made available on May 26, 2015.
(b)	Units were made available on May 15, 2018.
*	This ratio represents the annual contract expenses, consisting of program, direct operating and other expenses for each period indicated. This ratio includes only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the AXA Equitable as Contractowners may not have selected all available and applicable contract options.

FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Concluded)

December 31, 2019

7.	Financial Highlights (Concluded)

**	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
***	This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
+	Variable Investment Options where Units Outstanding and Accumulation Unit Values are less than 500 and $500, respectively are denoted by a —.

8.	Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2019 through April 20, 2020, the date on which the financial statements were issued. Except as noted below, it has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

A. Reorganization

The following Variable Investment Option will be involved in a planned reorganization (“Reorganization Plan”). If the shareholders approve the Reorganization Plan, it is anticipated that the Reorganization Plan will take place in early to mid-June 2020. The Reorganization Plan provides for the reorganization of certain Portfolio, where interests in certain Variable Investment Option (the “Surviving Portfolio”) will replace interests in the current investment option (the “Removed Portfolio”).

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
EQ/Templeton Global Equity Managed Volatility Portfolio	1290 VT SmartBeta Equity

B. Others

Subsequent to December 31, 2019, equity and financial markets have experienced significant volatility and interest rates have continued to decline due to the COVID-19 pandemic. Equitable Financial is currently unable to determine the extent of the impact of the pandemic to its operations and financial condition.

FSA-52

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

AXA Equitable Life Insurance Company

Opinion on the Financial Statements

We have audited the consolidated financial statements, including the related notes and financial statement schedules, of AXA Equitable Life Insurance Company and its subsidiaries (the “Company”) as listed in the accompanying index (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for leases in 2019.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 12, 2020

We have served as the Company’s auditor since 1993.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2019 AND 2018

	2019	2018
	(in millions, except share amounts)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $59,278 and $42,492)	$62,362	$41,915
Mortgage loans on real estate (net of valuation allowance of $0 and $7)	12,090	11,818
Real estate held for production of income (1)	27	52
Policy loans	3,270	3,267
Other equity investments (1)	1,149	1,144
Trading securities, at fair value	6,598	15,166
Other invested assets	2,129	1,554

Total investments	87,625	74,916
Cash and cash equivalents	1,492	2,622
Deferred policy acquisition costs	4,337	5,011
Amounts due from reinsurers	3,001	3,124
Loans to affiliates	1,200	600
GMIB reinsurance contract asset, at fair value	2,466	1,991
Current and deferred income taxes	224	438
Other assets	3,050	2,763
Separate Accounts assets	124,646	108,487

Total Assets	$228,041	$199,952

LIABILITIES
Policyholders’ account balances	$55,421	$46,403
Future policy benefits and other policyholders’ liabilities	33,976	29,808
Broker-dealer related payables	428	69
Securities sold under agreements to repurchase	—	573
Amounts due to reinsurers	105	113
Loans from affiliates	—	572
Other liabilities	1,768	1,460
Separate Accounts liabilities	124,646	108,487

Total Liabilities	$216,344	$187,485
Redeemable noncontrolling interest (2)	$39	$39
Commitments and contingent liabilities (Note 17)

EQUITY
Equity attributable to Equitable Life:
Common stock, $1.25 par value; 2,000,000 shares authorized, issued and outstanding	$2	$2
Additional paid-in capital	7,809	7,807
Retained earnings	2,242	5,098
Accumulated other comprehensive income (loss)	1,592	(491)

Total equity attributable to Equitable Life	11,645	12,416
Noncontrolling interest	13	12

Total Equity	11,658	12,428

Total Liabilities, Redeemable Noncontrolling Interest and Equity	$228,041	$199,952

(1)	See Note 2 for details of balances with variable interest entities.
(2)	See Note 20 for details of Redeemable noncontrolling interest.

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	2019	2018	2017
	(in millions)
REVENUES
Policy charges and fee income	$3,450	$3,523	$3,294
Premiums	936	862	904
Net derivative gains (losses)	(3,820)	(1,010)	894
Net investment income (loss)	3,298	2,478	2,441
Investment gains (losses), net:
Total other-than-temporary impairment losses	—	(37)	(13)
Other investment gains (losses), net	206	41	(112)

Total investment gains (losses), net	206	4	(125)

Investment management and service fees	1,022	1,029	1,007
Other income	56	65	41

Total revenues	5,148	6,951	8,456

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	4,119	3,005	3,473
Interest credited to policyholders’ account balances	1,127	1,002	921
Compensation and benefits	335	422	327
Commissions	629	620	628
Interest expense	4	34	23
Amortization of deferred policy acquisition costs	452	431	900
Other operating costs and expenses	912	2,918	635

Total benefits and other deductions	7,578	8,432	6,907

Income (loss) from continuing operations, before income taxes	(2,430)	(1,481)	1,549
Income tax (expense) benefit from continuing operations	584	446	1,210

Net income (loss) from continuing operations	(1,846)	(1,035)	2,759
Less: Net (income) loss from discontinued operations, net of taxes and noncontrolling interest	—	(114)	(85)

Net income (loss)	(1,846)	(921)	2,844
Less: Net income (loss) attributable to the noncontrolling interest	5	(3)	1

Net income (loss) attributable to Equitable Life	$(1,851)	$(918)	$2,843

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	2019	2018	2017
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$(1,846)	$(921)	$2,844

Other comprehensive income (loss) net of income taxes:
Change in unrealized gains (losses), net of reclassification adjustment	2,081	(1,230)	584
Changes in defined benefit plan related items not yet recognized in periodic benefit cost, net of reclassification adjustment	2	(4)	(5)
Other comprehensive income (loss) from discontinued operations	—	—	23

Total other comprehensive income (loss), net of income taxes	2,083	(1,234)	602

Comprehensive income (loss) attributable to Equitable Life	$237	$(2,155)	$3,446

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	Years Ended December 31,
	AXA Equitable Equity					Noncontrolling Interest
	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total	Continuing Operations	Discontinued Operations	Total	Total Equity
	(in millions)
January 1, 2019	$2	$7,807	$5,098	$(491)	$12,416	$12	$—	$12	$12,428
Dividend to parent company	—	—	(1,005)	—	(1,005)	—	—	—	(1,005)
Net income (loss)	—	—	(1,851)	—	(1,851)	—	—	—	(1,851)
Other comprehensive income (loss)	—	—	—	2,083	2,083	—	—	—	2,083
Other	—	2	—	—	2	1	—	1	3

December 31, 2019	$2	$7,809	$2,242	$1,592	$11,645	$13	$—	$13	$11,658

January 1, 2018	$2	$6,859	$8,938	$598	$16,397	$19	$3,076	$3,095	$19,492
Cumulative effect of adoption of revenue recognition standard ASC 606	—	—	8	—	8	—	—	—	8
Cumulative effect of adoption of ASU 2018-12, Reclassification of Certain Tax Effects Attributable to Disposed Subsidiary	—	—	(83)	83	—	—	—	—	—
Transfer for Deferred tax asset in GMxB Unwind	—	1,209	—	—	1,209	—	—	—	1,209
Settlement of intercompany payables in GMxB Unwind	—	(297)	—	—	(297)	—	—	—	(297)
Distribution of disposed subsidiary	—	—	(1,175)	—	(1,175)	—	—	—	(1,175)
Transfer of accumulated other comprehensive income to discontinued operations	—	—	—	62	62	—	—	—	62
Reclassification of net earnings (loss) attributable to redeemable noncontrolling interests	—	—	—	—	—	(2)	—	(2)	(2)
De-consolidation of real estate joint ventures	—	—	—	—	—	(8)	—	(8)	(8)
Dividend to parent company	—	—	(1,672)	—	(1,672)	—	—	—	(1,672)
Transfer of AB Holding Units	—	—	—	—	—	—	(3,076)	(3,076)	(3,076)
Net income (loss)	—	—	(918)	—	(918)	3	—	3	(915)
Other comprehensive income (loss)	—	—	—	(1,234)	(1,234)	—	—	—	(1,234)
Other	—	36	—	—	36	—	—	—	36

December 31, 2018	$2	$7,807	$5,098	$(491)	$12,416	$12	$—	$12	$12,428

January 1, 2017	$2	$5,339	$6,095	$(4)	$11,432	$—	$3,096	$3,096	$14,528
Capital contribution from parent	—	1,500	—	—	1,500	—	—	—	1,500
Reclassification of net earnings (loss) attributable to redeemable noncontrolling interests	—	—	—	—	—	1	—	1	1
Consolidation of real estate joint ventures	—	—	—	—	—	19	—	19	19
Repurchase of AB Holding units	—	—	—	—	—	—	(158)	(158)	(158)
Dividends paid to noncontrolling interest	—	—	—	—	—	—	(457)	(457)	(457)
Net income (loss)	—	—	2,843	—	2,843	(1)	485	484	3,327
Other comprehensive income (loss)	—	—	—	602	602	—	—	—	602
Other	—	20	—	—	20	—	110	110	130

December 31, 2017	$2	$6,859	$8,938	$598	$16,397	$19	$3,076	$3,095	$19,492

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	2019	2018	2017
	(in millions)
Cash flows from operating activities:
Net income (loss)(1)	$(1,846)	$(358)	$3,377
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	1,127	1,002	921
Policy charges and fee income	(3,450)	(3,523)	(3,294)
Net derivative (gains) losses	3,820	1,010	(870)
Investment (gains) losses, net	(206)	(3)	125
Realized and unrealized (gains) losses on trading securities	(429)	221	(166)
Non-cash long-term incentive compensation expense	3	218	185
Amortization of deferred cost of reinsurance asset	(7)	1,882	(84)
Amortization and depreciation	323	340	825
Cash received on the recapture of captive reinsurance	—	1,273	—
Equity (income) loss from limited partnerships	(73)	(120)	(157)
Changes in:
Net broker-dealer and customer related receivables/payables	4	838	(278)
Reinsurance recoverable	(183)	(390)	(1,018)
Segregated cash and securities, net	—	(345)	130
Capitalization of deferred policy acquisition costs	(648)	(597)	(578)
Future policy benefits	1,115	(284)	1,189
Current and deferred income taxes	(334)	(556)	(1,174)
Other, net	178	810	486

Net cash provided by (used in) operating activities	$(606)	$1,418	$(381)

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$12,450	$8,935	$9,738
Mortgage loans on real estate	952	768	934
Trading account securities	10,209	9,298	9,125
Real estate joint ventures	5	139	—
Short-term investments	2,548	2,315	2,204
Other	253	190	228
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(28,537)	(11,110)	(12,465)
Mortgage loans on real estate	(1,240)	(1,642)	(2,108)
Trading account securities	(1,067)	(11,404)	(12,667)
Short-term investments	(2,762)	(1,852)	(2,456)
Other	(408)	(170)	(280)
Cash settlements related to derivative instruments	(961)	805	(1,259)
Repayments of loans to affiliates	300	900	—
Investment in capitalized software, leasehold improvements and EDP equipment	(65)	(115)	(100)
Purchase of business, net of cash acquired	—	—	(130)
Issuance of loans to affiliates	(900)	(1,100)	—
Cash disposed due to distribution of disposed subsidiary	—	(672)	—
Other, net	(55)	(91)	322

Net cash provided by (used in) investing activities	$(9,278)	$(4,806)	$(8,914)

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(CONTINUED)

	2019	2018	2017
	(in millions)
Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$12,283	$9,365	$9,334
Withdrawals	(4,641)	(4,496)	(3,926)
Transfer (to) from Separate Accounts	1,869	1,809	1,566
Proceeds from loans from affiliates	—	572	—
Change in short-term financings	—	(26)	53
Change in collateralized pledged assets	(69)	1	710
Change in collateralized pledged liabilities	1,359	(291)	1,108
(Decrease) increase in overdrafts payable	—	3	63
Repayment of loans from affiliates	(572)	—	—
Shareholder dividends paid	(1,005)	(1,672)	—
Repurchase of AB Holding Units	—	(267)	(220)
Purchases (redemptions) of noncontrolling interests of consolidated company-sponsored investment funds	19	(472)	120
Distribution to noncontrolling interest of consolidated subsidiaries	—	(610)	(457)
Increase (decrease) in securities sold under agreement to repurchase	(573)	(1,314)	(109)
Capital contribution from parent company	—	—	1,500
Other, net	84	11	(10)

Net cash provided by (used in) financing activities	$8,754	$2,613	$9,732

Effect of exchange rate changes on cash and cash equivalents	—	(12)	22

Change in cash and cash equivalents	(1,130)	(787)	459
Cash and cash equivalents, beginning of year	2,622	3,409	2,950

Cash and cash equivalents, end of year	$1,492	$2,622	$3,409

Cash and cash equivalents of disposed subsidiary:
Beginning of year	$—	$1,009	$1,006

End of year	$—	$—	$1,009

Cash and cash equivalents of continuing operations
Beginning of year	$2,622	$2,400	$1,944

End of year	$1,492	$2,622	$2,400

Supplemental cash flow information:
Interest paid	$(4)	$—	$(8)

Income taxes (refunded) paid	$(252)	$(8)	$(33)

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(CONTINUED)

	2019	2018	2017
	(in millions)

Cash flows of disposed subsidiary:
Net cash provided by (used in) operating activities	$—	$1,137	$715
Net cash provided by (used in) investing activities	—	(102)	(297)
Net cash provided by (used in) financing activities	—	(1,360)	(437)
Effect of exchange rate changes on cash and cash equivalents	—	(12)	22

Non-cash transactions:
Continuing operations
(Settlement) issuance of long-term debt	$—	$(202)	$202

Transfer of assets to reinsurer	$—	$(604)	$—

Repayments of loans from affiliates	$—	$300	$—

Disposal of subsidiary
Assets disposed	$—	$9,156	$—
Liabilities disposed	—	4,914	—

Net assets disposed	—	4,242	—
Cash disposed	—	672	—

Net non-cash disposed	$—	$3,570	$—

(1)

Net income (loss) includes $0, $564 million and $533 million in 2019, 2018 and 2017, respectively, of the discontinued operations that are not included in Net income (loss) in the Consolidated Statements of Income (Loss).

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1)	ORGANIZATION

Consolidation

AXA Equitable Life Insurance Company’s (“Equitable Life” and, collectively with its consolidated subsidiaries, the “Company”) primary business is providing variable annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Holdings”). Prior to the closing of the initial public offering of shares of Holdings’ common stock on May 14, 2018 (the “IPO”), Holdings was a wholly-owned subsidiary of AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty, and health insurance and asset management. As of December 31, 2019, AXA owns less than 10% of the outstanding common stock of Holdings.

In March 2018, AXA contributed its 0.5% minority interest in AXA Financial, Inc. (“AXA Financial”) to Holdings, increasing Holdings’ ownership of AXA Financial to 100%. On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity (the “AXA Financial Merger”). As a result of the AXA Financial Merger, Holdings assumed all of AXA Financial’s liabilities, including two assumption agreements under which it legally assumed primary liability for certain employee benefit plans of Equitable Life and various guarantees for its subsidiaries.

Discontinued Operations

In the fourth quarter of 2018, the Company transferred its economic interest in the business of AllianceBernstein Holding L.P. (“AB Holding”), AllianceBernstein L.P. (“ABLP”) AllianceBernstein Corporation and their subsidiaries (collectively, “AB”) to a newly created wholly-owned subsidiary of Holdings (the “AB Business Transfer”). The results of AB are reflected in the Company’s consolidated financial statements as a discontinued operation and, therefore, are presented as Assets of disposed subsidiary, Liabilities of disposed subsidiary on the consolidated balance sheets and Net income (loss) from discontinued operations, net of taxes, on the consolidated statements of income (loss). Intercompany transactions between the Company and AB prior to the AB Business Transfer have been eliminated. Ongoing service transactions will be reported as related party transactions going forward. See Note 19 for information on discontinued operations and transactions with AB.

As a result of the AB Business Transfer, we have reassessed the Company’s segment structure and concluded that the Company operates as a single reportable segment as information on a more segmented basis is not evaluated by the Chief Operating Decision Maker and as such there is only a single reporting segment.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

The accompanying consolidated financial statements present the consolidated results of operations, financial condition and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those variable interest entities (“VIEs”) that meet the requirements for consolidation.

Financial results in the historical consolidated financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented. We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company.

All significant intercompany transactions and balances have been eliminated in consolidation. The years “2019”, “2018” and “2017” refer to the years ended December 31, 2019, 2018 and 2017, respectively.

Adoption of New Accounting Pronouncements

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2016-02: Leases (Topic 842)
This ASU contains revised guidance to lease accounting that requires lessees to recognize on the balance sheet a “right-of-use” asset and a lease liability for virtually all lease arrangements, including those embedded in other contracts. Lessor accounting remains substantially unchanged from the current model but has been updated to align with certain changes made to the lessee model.	On January 1, 2019, the Company adopted the new leases standard using the simplified modified retrospective transition method, as of the adoption date. Prior comparable periods were not adjusted or presented under this method. We applied several practical expedients offered by ASC 842 upon adoption of this standard. These included continuing to account for existing leases based on judgment made under legacy U.S. GAAP as it relates to determining classification of leases, unamortized initial direct costs and whether contracts are leases or contain leases. We also used the practical expedient to use hindsight in determining lease terms (using knowledge and expectations as of the standard’s adoption date instead of the previous assumptions under legacy U.S. GAAP) and evaluated impairment of our right-of-use (“RoU”) assets in the transition period (using most up-to-date information.) Adoption of this standard resulted in the recognition, as of January 1, 2019, of additional RoU operating lease assets of $347 million reported in Other assets and operating lease liabilities of $439 million reported in Other liabilities in accompanying consolidated balance sheets. The operating RoU assets recognized as of January 1, 2019 are net of deferred rent of $58 million and liabilities associated with previously recognized impairments of $34 million. See Note 10 for additional information.
ASU 2017-08: Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20)
This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date and is intended to better align interest income recognition with the manner in which market participants price these instruments.	On January 1, 2019, the Company adopted the new guidance on accounting for certain premiums on callable debt securities. As the Company’s existing accounting practices aligned with the guidance in the ASU, adoption of the new standard did not have a material impact on the Company’s consolidated financial statements.
ASU 2017-12: Derivatives and Hedging (Topic 815), as clarified and amended by ASU 2019-04: Codification Improvements to Topic 326, Financial Instruments — Credit Losses; Topic 815, Derivatives and Hedging; and Topic 825, Financial Instruments
The amendments in these ASUs better align an entity’s risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.	On January 1, 2019, the Company adopted the new hedging guidance. Adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

Future Adoption of New Accounting Pronouncements

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2016-13: Financial Instruments — Credit Losses (Topic 326), as clarified and amended by ASU 2018-19: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, ASU 2019-04: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments and ASU 2019-05: Financial Instruments — Credit Losses (Topic 326) Targeted Transition Relief, ASU 2019-11: Codification Improvements to Topic 326, Financial Instruments-Credit Losses

ASU 2016-13 contains new guidance which introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. ASU 2019-05 provides entities that have instruments within the scope of Subtopic 326-20 an option to irrevocably elect the fair value option on an instrument-by instrument basis upon adoption of Topic 326.

ASU 2018-19, ASU 2019-04 and ASU 2019-11, clarified the codification guidance and did not materially change the standard.

	Effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. These amendments should be applied through a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective.	The Company will implement its updated expected credit loss models, processes and controls related to the identified financial assets that fall within the scope of the new standard as of the date of adoption, January 1, 2020. Management currently anticipates that the standard will have the most impact to its commercial and agricultural mortgage loan portfolios. Based on current economic conditions, the structure and size of the Company’s loan portfolio and other assets impacted by the standard as of December 31, 2019, the Company expects application of the current expected credit loss requirements will result in an immaterial reduction to retained earnings as of the date of adoption.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-12: Financial Services — Insurance (Topic 944); ASU 2019-09: Financial Services — Insurance (Topic 944): Effective Date

This ASU provides targeted improvements to existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity. The ASU primarily impacts four key areas, including:

Measurement of the liability for future policy benefits for traditional and limited payment contracts. The ASU requires companies to review, and if necessary, update, cash flow assumptions at least annually for non-participating traditional and limited-payment insurance contracts. Interest rates used to discount the liability will need to be updated quarterly using an upper medium grade (low credit risk) fixed-income instrument yield.

Measurement of market risk benefits (“MRBs”). MRBs, as defined under the ASU, will encompass certain GMxB features associated with variable annuity products and other general account annuities with other than nominal market risk. The ASU requires MRBs to be measured at fair value with changes in value attributable to changes in instrument-specific credit risk recognized in OCI.

Amortization of deferred policy acquisition costs. The ASU simplifies the amortization of deferred policy acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins, requiring such balances to be amortized on a constant level basis over the expected term of the contracts. Deferred costs will be required to be written off for unexpected contract terminations but will not be subject to impairment testing.

Expanded footnote disclosures. The ASU requires additional disclosures including disaggregated rollforwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, MRBs, Separate Account liabilities and deferred policy acquisition costs. Companies will also be required to disclose information about significant inputs, judgements, assumptions and methods used in measurement.

In November 2019, ASU 2019-09 was issued which modified ASU 2018-12 to be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2021. Early adoption is permitted.

For the liability for future policyholder benefits for traditional and limited payment contracts, companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for deferred policy acquisition costs.

For MRBs, the ASU should be applied retrospectively as of the beginning of the earliest period presented.

For deferred policy acquisition costs,

companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for the liability for future policyholder benefits for traditional and limited payment contracts.

The Company is currently evaluating the impact that adoption of this guidance will have on the Company’s consolidated financial statements, however the adoption of the ASU is expected to have a significant impact on the Company’s consolidated financial condition, results of operations, cash flows and required disclosures, as well as processes and controls.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-13: Fair Value Measurement (Topic 820)
This ASU improves the effectiveness of fair value disclosures in the notes to financial statements. Amendments in this ASU modify disclosure requirements in Topic 820, including the removal, modification and addition to existing disclosure requirements.	Effective for fiscal years beginning after December 15, 2019. Early adoption is permitted, with the option to early adopt amendments to remove or modify disclosures, with full adoption of additional disclosure requirements delayed until the stated effective date. Amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty should be applied prospectively. All other amendments should be applied retrospectively.	The Company elected to early adopt during 2019 the removed disclosures relating to transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and valuation processes for Level 3 fair value measurements. The Company will delay adoption of the additional disclosures until their effective date on January 1, 2020.
ASU 2018-17: Consolidation (Topic 810): Targeted Improvements to Related Party Guidance for Variable Interest Entities
This ASU provides guidance requiring that indirect interests held through related parties in common control arrangements be considered on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests.	Effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. All entities are required to apply the amendments in this update retrospectively with a cumulative-effect adjustment to retained earnings at the beginning of the earliest period presented.	The Company will adopt this new standard effective for January 1, 2020. Management does not expect the adoption of this standard to materially impact the Company’s financial position or results of operations.
ASU 2019-12: Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes
This ASU simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740, as well as clarifying and amending existing guidance.	Effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption is permitted.	The Company is currently evaluating the impact adopting the guidance will have on the company’s consolidated financial statements, however the adoption is not expected to materially impact the Company’s financial position, results of operations, or cash flows.

Investments

The carrying values of fixed maturities classified as available-for-sale (“AFS”) are reported at fair value. Changes in fair value are reported in other comprehensive income (“OCI”). The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts (“REIT”), perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

The Company’s management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments (“OTTI”). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s Investments Under Surveillance (“IUS”) Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity and continued viability of the issuer.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Real estate held for the production of income is stated at depreciated cost less valuation allowances. Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a one month or one-quarter lag.

Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the consolidated statements of income (loss).

Corporate owned life insurance (“COLI”) has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2019 and 2018, the carrying value of COLI was $942 million and $873 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade-date basis.

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity, currency, and interest rate futures, total return and/or other equity swaps, interest rate swaps and floors, swaptions, variance swaps and equity options, all of which may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within Other invested assets or as liabilities within Other liabilities. The Company nets the fair value of all derivative financial instruments with counterparties for which an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) and related Credit Support Annex (“CSA”) have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company’s freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in Net derivative gains (losses) without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Securities Repurchase and Reverse Repurchase Agreements

Securities repurchase and reverse repurchase transactions involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Transfers of securities under these agreements to repurchase or resell are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing or lending arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales or purchases with related forward repurchase or resale commitments. All of the Company’s securities repurchase transactions are accounted for as collateralized borrowings with the related obligations distinctly captioned in the consolidated balance sheets. Earnings from investing activities related to the cash received under the Company’s securities repurchase arrangements are reported in the consolidated statements of income (loss) as Net investment income and the associated borrowing cost is reported as Interest expense. The Company has not actively engaged in securities reverse repurchase transactions.

Commercial and Agricultural Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of unamortized discounts, premiums and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management’s judgment in determining allowance for credit losses include the following:

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Loan-to-value ratio — Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

•	Debt service coverage ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

•

Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•

Maturity — Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower’s ability to refinance the debt and/or pay off the balloon balance.

•	Borrower/tenant related issues — Financial concerns, potential bankruptcy or words or actions that indicate imminent default or abandonment of property.

•	Payment status (current vs. delinquent) — A history of delinquent payments may be a cause for concern.

•	Property condition — Significant deferred maintenance observed during the lenders annual site inspections.

•	Other — Any other factors such as current economic conditions may call into question the performance of the loan.

Mortgage loans also are individually evaluated quarterly by the Company’s IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problem mortgages but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

For problem mortgage loans, a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan-specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as Investment gains (losses), net.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely.

Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading and equity securities are reflected in Net investment income (loss).

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to certain pension operations, Closed Block’s policyholders’ dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. See Note 7 for additional information regarding determining the fair value of financial instruments.

Recognition of Insurance Income and Related Expenses

Deposits related to universal life (“UL”) and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. In each reporting period, DAC amortization, net of the accrual of imputed interest on DAC balances, is recorded to Amortization of deferred policy acquisition costs. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The determination of DAC, including amortization and recoverability estimates, is based on models that involve numerous assumptions and subjective judgments, including those regarding policyholder behavior, surrender and withdrawal rates, mortality experience, and other inputs including financial market volatility and market rates of return.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Amortization Policy

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Accounts fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, embedded derivatives and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a Reversion to the Mean (“RTM”) approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2019, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.7% net of product weighted average Separate Accounts fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Accounts fees) and 0.0% (2.3% net of product weighted average Separate Accounts fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated periodically to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2019, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.6% grading to 4.3% over six years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company’s dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in “Policyholders’ dividends,” for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

DAC associated with non-participating traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company’s premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as Premiums ceded (assumed); and Amounts due from reinsurers (Amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, Policy charges and fee income and Policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in GMIB reinsurance contract asset, at fair value with changes in estimated fair value reported in Net derivative gains (losses).

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Policyholder Bonus Interest Credits

Policyholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these policyholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets in the consolidated balance sheets and amortization is included in Interest credited to policyholders’ account balances in the consolidated statements of income (loss).

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

For participating traditional life insurance policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial insurance assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders’ fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.5% to 6.3% (weighted average of 5.0%) for approximately 99.2% of life insurance liabilities and from 1.5% to 5.5% (weighted average of 4.1%) for annuity liabilities.

Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income (“DI”) reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

Obligations arising from funding agreements are also reported in Policyholders’ account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York (“FHLBNY”), the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits (“GMDB”) and/or contain a guaranteed minimum living benefit (“GMLB,” and together with GMDB, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit (“GMIB”) base. The Company previously issued certain variable annuity products with and guaranteed income benefit (“GIB”) features, guaranteed withdrawal benefit for life (“GWBL”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) features. The Company has also assumed reinsurance for products with GMxB features.

Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). These reserves are recorded within Future policy benefits and other policyholders’ liabilities. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management’s estimates.

Products that have a GMIB feature with a no-lapse guarantee rider (“GMIBNLG”), GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively “GMxB derivative features”) are considered either freestanding or embedded derivatives and discussed below under (“Embedded and Freestanding Insurance Derivatives”).

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings. Premium deficiency reserves are recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years.

This pattern of profits followed by losses is exhibited in our variable interest-sensitive life (“VISL”) business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. We accrue for these Profits Followed by Losses (“PFBL”) using a dynamic approach that changes over time as the projection of future losses change.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by the board of directors of the issuing insurance company. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Embedded and Freestanding Insurance Derivatives

Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in Net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk-neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

Additionally, the Company cedes and assumes reinsurance of products with GMxB features, which are considered either an embedded or freestanding derivative and measured at fair value. The GMxB reinsurance contract asset and liabilities’ fair values reflect the present value of reinsurance premiums and recoveries and risk margins over a range of market-consistent economic scenarios.

Changes in the fair value of embedded and freestanding derivatives are reported in Net derivative gains (losses). Embedded derivatives in direct and assumed reinsurance contracts are reported in Future policyholders’ benefits and other policyholders’ liabilities and embedded derivatives in ceded reinsurance contracts are reported in the GMIB reinsurance contract asset, at fair value in the consolidated balance sheets.

Embedded derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent “excess” fees and are reported in Policy charges and fee income.

Separate Accounts

Generally, Separate Accounts established under New York State and Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the consolidated statements of income (loss). For 2019, 2018 and 2017, investment results of such Separate Accounts were gains (losses) of $22.9 billion, and $(7.2) billion and $16.7 billion, respectively.

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in revenues or expenses. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account’s interests in Separate Accounts as Other trading in the consolidated balance sheets.

Broker-Dealer Revenues, Receivables and Payables

Certain of the Company’s subsidiaries provide investment management, brokerage and distribution services for affiliates and third parties. Third-party revenues earned from these services are reported in Other income in the Company’s consolidated statement of income (loss).

Receivables from and payables to clients include amounts due on cash and margin transactions. Securities owned by customers are held as collateral for receivables; such collateral is not reflected in the consolidated financial statements.

Internal-use Software

Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized software costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software’s useful life such that acceleration of amortization over a shorter period than initially determined would be required.

Capitalized internal-use software, net of accumulated amortization, amounted to $126 million and $115 million at December 31, 2019 and 2018, respectively, and is recorded in Other assets in the Consolidated balance sheets. Amortization of capitalized internal-use software in 2019, 2018 and 2017 was $36 million, $35 million and $37 million, respectively, recorded in other Operating costs and expenses in the consolidated statements of income (loss).

Long-term Debt

Liabilities for long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within Interest expense in the consolidated statements of income (loss).

Income Taxes

The Company files as part of a consolidated Federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Recognition of Investment Management and Service Fees and Related Expenses

Investment management, advisory and service fees

Reported as Investment management and service fees in the Company’s consolidated statements of income (loss) are investment management and administrative service fees earned by AXA Equitable Funds Management Group, LLC (“Equitable FMG”) as well as certain asset-based fees associated with insurance contracts.

Equitable FMG provides investment management and administrative services, such as fund accounting and compliance services, to AXA Premier VIP Trust (“Equitable Premier VIP Trust”), EQ Advisors Trust (“EQAT”) and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trust and AXA Offshore Multimanager Funds Trust (collectively, the “Other AXA Trusts”). The contracts supporting these revenue streams create a distinct, separately identifiable performance obligation for each day the assets are managed for the performance of a series of services that are substantially the same and have the same pattern of transfer to the customer. Accordingly, these investment management, advisory, and administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of assets under management (“AUM”), are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

Sub-advisory and sub-administrative expenses associated with these services are calculated and recorded as the related services are performed in Other operating costs and expense in the consolidated statements of income (loss) as the Company is acting in a principal capacity in these transactions and, as such, reflects these revenues and expenses on a gross basis.

Distribution services

Revenues from distribution services include fees received as partial reimbursement of expenses incurred in connection with the sale of certain mutual funds and the 1290 Funds and for the distribution primarily of EQAT and Equitable Trust shares to Separate Accounts in connection with the sale of variable life and annuity contracts. The amount and timing of revenues recognized from performance of these distribution services often is dependent upon the contractual arrangements with the customer and the specific product sold as further described below.

Most open-end management investment companies, such as U.S. funds and the EQAT and Equitable Trusts and the 1290 Funds, have adopted a plan under Rule 12b-1 of the Investment Company Act that allows for certain share classes to pay out of assets, distribution and service fees for the distribution and sale of its shares (“12b-1 Fees”). These open-end management investment companies have such agreements with the Company, and the Company has selling and distribution agreements pursuant to which it pays sales commissions to the financial intermediaries that distribute the shares. These agreements may be terminated by either party upon notice (generally 30 days) and do not obligate the financial intermediary to sell any specific amount of shares.

The Company records 12b-1 fees monthly based upon a percentage of the net asset value (“NAV”) of the funds. At month-end, the variable consideration of the transaction price is no longer constrained as the NAV can be calculated and the value of consideration is determined. These services are separate and distinct from other asset management services as the customer can benefit from these services independently of other services. The Company accrues the corresponding 12b-1 fees paid to sub-distributors monthly as the expenses are incurred. The Company is acting in a principal capacity in these transactions; as such, these revenues and expenses are recorded on a gross basis in the consolidated statements of income (loss).

Other revenues

Also reported as Investment management and service fees in the Company’s consolidated statements of income (loss) are other revenues from contracts with customers, primarily consisting of mutual fund reimbursements and other brokerage income.

Other income

Revenues from contracts with customers reported as Other Income in the Company’s consolidated statements of income (loss) primarily consist of advisory account fees and brokerage commissions from the Company’s subsidiary broker-dealer operations and sales commissions from the Company’s general agent for the distribution of non-affiliate insurers’ life insurance and annuity products. These revenues are recognized at month-end when constraining factors, such as AUM and product mix, are resolved and the transaction pricing no longer is variable such that the value of consideration can be determined.

Discontinued Operations

The results of operations of a component of the Company that has been disposed of are reported in discontinued operations if certain criteria are met; such as if the disposal represents a strategic shift that has or will have a major effect on the Company’s operations and financial results. The results of AB for the year ended December 31, 2019, are reported in the Company’s consolidated statements of income (loss) as Net income (loss) from discontinued operations, net of taxes and noncontrolling interest. Intercompany transactions between the Company and AB prior to the disposal have been eliminated. See Note 19 for information on discontinued operations and transactions with AB.

Accounting and Consolidation of Variable Interest Entities (“VIEs”)

For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations (“CDOs”)), the Company first determines whether the entity is a VIE, which involves determining an entity’s variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management (“AUM”) to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

At December 31, 2019 and 2018, respectively, the Company held approximately $1.1 billion and $1.1 billion of investment assets in the form of equity interests issued by non-corporate legal entities determined under the guidance to be VIEs, such as limited partnerships and limited liability companies, including hedge funds, private equity funds and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheets as Other equity investments and to apply the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are $160.2 billion and $166.1 billion at December 31, 2019 and 2018, respectively. The Company’s maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1.1 billion and $1.1 billion and approximately $1.1 billion and $916 million of unfunded commitments at December 31, 2019 and 2018, respectively. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

Redeemable noncontrolling interests are presented in mezzanine equity and non-redeemable noncontrolling interests are presented within permanent equity.

At December 31, 2019 and 2018, the Company consolidated one real estate joint venture for which it was identified as the primary beneficiary under the VIE model. The consolidated entity is jointly owned by Equitable Life and AXA France and holds an investment in a real estate venture. Included in the Company’s consolidated balance sheets at December 31, 2019 and 2018 are total assets of $32 million and $36 million, respectively related to this VIE, primarily resulting from the consolidated presentation of Real estate held for production of income. In addition, Real estate held for production of income reflects $(5) million as related to one non-consolidated joint venture at December 31, 2019 and $16 million income as related to two non-consolidated joint ventures at December 31, 2018.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of unearned revenue liabilities, embedded derivatives for our insurance business, liabilities for future policyholder benefits, DAC and deferred sales inducement assets (“DSI”). As a result of this review, some assumptions were updated, resulting in increases and decreases in the carrying values of these product liabilities and assets.

The net impact of assumption changes in the third quarter of 2019 decreased Policy charges and fee income by $11 million, increased Policyholders’ benefits by $886 million, increased Net derivative losses by $548 million, decreased Interest credited to policyholders’ account balances by $14 million and decreased the Amortization of DAC by $77 million. This resulted in a decrease in Income (loss) from operations, before income taxes of $1.4 billion and decreased Net income (loss) by $1.1 billion. There was no material impact from model changes during the third quarter of 2019 to our Income (loss) from continuing operations, before income taxes or Net income (loss).

The net impact of assumption changes in the third quarter of 2018 decreased Policy charges and fee income by $12 million, decreased Policyholders’ benefits by $684 million, increased Net derivative losses by $1.1 billion, and decreased the Amortization of DAC by $165 million. This resulted in a decrease in the third quarter of 2018 in Income (loss) from operations, before income taxes of $228 million and decreased Net income (loss) by approximately $187 million. There was no material impact from model changes during the third quarter of 2018 to our Income (loss) from continuing operations, before income taxes or Net income (loss).

The net impact of assumption changes in 2017 increased Policyholders’ benefits by $23 million, decreased the Amortization of DAC by $247 million, decreased Policy charges and fee income by $88 million, increased the fair value of our GMIB reinsurance asset by $1.5 billion and decreased the fair value of the GMIBNLG liability by $447 million. This resulted in an increase in Income (loss) from operations, before income taxes of $1.7 billion and increased Net income by approximately $1.1 billion.

3)	INVESTMENTS

Fixed Maturities

The following tables provide information relating to fixed maturities classified as available-for-sale (“AFS”).

Available-for-Sale Fixed Maturities by Classification

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
December 31, 2019:
Fixed Maturities:
Corporate(1)	$42,347	$2,178	$61	$44,464	$—
U.S. Treasury, government and agency	14,385	1,151	305	15,231	—
States and political subdivisions	584	68	3	649	—
Foreign governments	460	35	5	490	—
Residential mortgage-backed(2)	161	12	—	173	—
Asset-backed(3)	843	3	2	844	—
Redeemable preferred stock	498	18	5	511	—

Total at December 31, 2019	$59,278	$3,465	$381	$62,362	$—

December 31, 2018:
Fixed Maturities:
Corporate(1)	$26,690	$385	$699	$26,376	$—
U.S. Treasury, government and agency	13,646	143	454	13,335	—
States and political subdivisions	408	47	1	454	—
Foreign governments	515	17	13	519	—
Residential mortgage-backed(2)	193	9	—	202	—
Asset-backed(3)	600	1	11	590	2
Redeemable preferred stock	440	16	17	439	—

Total at December 31, 2018	$42,492	$618	$1,195	$41,915	$2

(1)	Corporate fixed maturities include both public and private issues.

(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)	Amounts represent OTTI losses in AOCI, which were not included in Net income (loss).

The contractual maturities of AFS fixed maturities at December 31, 2019 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Contractual Maturities of Available-for-Sale Fixed Maturities

	Amortized Cost	Fair Value
	(in millions)
December 31, 2019:
Due in one year or less	$3,729	$3,745
Due in years two through five	13,266	13,663
Due in years six through ten	16,527	17,606
Due after ten years	24,254	25,820

Subtotal	57,776	60,834
Residential mortgage-backed securities	161	173
Asset-backed securities	843	844
Redeemable preferred stock	498	511

Total at December 31, 2019	$59,278	$62,362

The following table shows proceeds from sales, gross gains (losses) from sales for AFS fixed maturities for the years ended December 31, 2019, 2018 and 2017:

Proceeds and Gains (Losses) on Sales for Available-for-Sale Fixed Maturities

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Proceeds from sales	$8,702	$7,136	$7,232

Gross gains on sales	$229	$145	$98

Gross losses on sales	$(28)	$(103)	$211

Total OTTI	$—	$(37)	$(13)
Non-credit losses recognized in OCI	—	—	—

Credit losses recognized in net income (loss)	$—	$(37)	$(13)

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts:

Available-for-Sale Fixed Maturities — Credit Loss Impairments

	Years Ended December 31,
	2019	2018
	(in millions)
Balance at January 1,	$(46)	$(10)
Previously recognized impairments on securities that matured, paid, prepaid or sold	31	1
Recognized impairments on securities impaired to fair value this period(1)	—	—
Impairments recognized this period on securities not previously impaired	—	(37)
Additional impairments this period on securities previously impaired	—	—
Increases due to passage of time on previously recorded credit losses	—	—
Accretion of previously recognized impairments due to increases in expected cash flows	—	—

Balance at December 31,	$(15)	$(46)

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Net unrealized investment gains (losses) on fixed maturities classified as AFS are included in the consolidated balance sheets as a component of AOCI.

Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net income (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI:

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturities

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2019	$(577)	$39	$(55)	$125	$(468)
Net investment gains (losses) arising during the period	3,872	—	—	—	3,872
Reclassification adjustment:
Included in Net income (loss)	(211)	—	—	—	(211)
Excluded from Net income (loss)(1)	—	—	—	—	—
Impact of net unrealized investment gains (losses) on:
DAC	—	(870)	—	—	(870)
Deferred income taxes	—	—	—	(558)	(558)
Policyholders’ liabilities	—	—	(137)	—	(137)

Net unrealized investment gains (losses) excluding OTTI losses	3,084	(831)	(192)	(433)	1,628
Net unrealized investment gains (losses) with OTTI losses	—	—	—	—	—

Balance, December 31, 2019	$3,084	$(831)	$(192)	$(433)	$1,628

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2018	$1,526	$(315)	$(232)	$(300)	$679
Net investment gains (losses) arising during the period	(2,098)	—	—	—	(2,098)
Reclassification adjustment:
Included in Net income (loss)	(5)	—	—	—	(5)
Excluded from Net income (loss)(1)	—	—	—	—	—
Impact of net unrealized investment gains (losses) on:
DAC	—	354	—	—	354
Deferred income taxes(2)	—	—	—	425	425
Policyholders’ liabilities	—	—	177	—	177

Net unrealized investment gains (losses) excluding OTTI losses	(577)	39	(55)	125	(468)
Net unrealized investment gains (losses) with OTTI losses	—	—	—	—	—

Balance, December 31, 2018	$(577)	$39	$(55)	$125	$(468)

(1)	Represents “transfers out” related to the portion of OTTI losses during the period that were not recognized in Net income (loss) for securities with no prior OTTI loss.
(2)	Includes a $86 million income tax benefit from the impact of adoption of ASU 2018-02.

The following tables disclose the fair values and gross unrealized losses of the 390 securities at December 31, 2019 and the 1,471 securities at December 31, 2018 that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

Continuous Gross Unrealized Losses for Available-for-Sale Fixed Maturities

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2019:
Fixed Maturities:
Corporate	$2,669	$41	$366	$20	$3,035	$61
U.S. Treasury, government and agency	4,245	305	2	—	4,247	305
States and political subdivisions	123	3	—	—	123	3
Foreign governments	11	—	47	5	58	5
Asset-backed	319	—	201	2	520	2
Redeemable preferred stock	29	—	49	5	78	5

Total	$7,396	$349	$665	$32	$8,061	$381

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2018:
Fixed Maturities:
Corporate	$8,369	$306	$6,161	$393	$14,530	$699
U.S. Treasury, government and agency	2,636	68	3,154	386	5,790	454
States and political subdivisions	—	—	19	1	19	1
Foreign governments	109	3	76	10	185	13
Residential mortgage-backed	—	—	13	—	13	—
Asset-backed	558	11	6	—	564	11
Redeemable preferred stock	160	12	31	5	191	17

Total	$11,832	$400	$9,460	$795	$21,292	$1,195

The Company’s investments in fixed maturities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.6% of total corporate securities. The largest exposures to a single issuer of corporate securities held at December 31, 2019 and 2018 were $279 million and $210 million, respectively, representing 2.4% and 1.7% of the consolidated equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners (“NAIC”) designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2019 and 2018, respectively, approximately $1.4 billion and $1.2 billion, or 2.3% and 2.9%, of the $59.3 billion and $42.5 billion aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had gross unrealized losses of $21 million and $30 million at December 31, 2019 and 2018, respectively.

At December 31, 2019 and 2018, respectively, the $32 million and $795 million of gross unrealized losses of twelve months or more were concentrated in corporate and U.S. Treasury, government and agency securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to income for OTTI for these securities was not warranted at either December 31, 2019 or 2018. At December 31, 2019, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

At December 31, 2019 and 2018, respectively, the fair value of the Company’s trading account securities was $6.6 billion and $15.2 billion. At December 31, 2019 and 2018, respectively, trading account securities included the General Account’s investment in Separate Accounts, which had carrying values of $58 million and $48 million.

Mortgage Loans

The payment terms of mortgage loans may from time to time be restructured or modified.

At December 31, 2019 and 2018, the carrying values of problem commercial mortgage loans on real estate that had been classified as non-accrual loans were $0 million and $19 million, respectively.

Allowances for credit losses for commercial mortgage loans were $0 million and $7 million for the years ended December 31, 2019 and 2018, respectively. There were no allowances for credit losses for agricultural mortgage loans in 2019 and 2018.

The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2019 and 2018. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios

	Debt Service Coverage Ratio(1)
Loan-to-Value Ratio(2):	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total Mortgage Loans
	(in millions)
December 31, 2019:
Commercial Mortgage Loans:
0% - 50%	$887	$38	$214	$24	$—	$—	$1,163
50% - 70%	4,097	1,195	1,118	795	242	—	7,447
70% - 90%	251	98	214	154	46	—	763
90% plus	—	—	—	—	—	—	—

Total Commercial Mortgage Loans	$5,235	$1,331	$1,546	$973	$288	$—	$9,373

Agricultural Mortgage Loans:
0% - 50%	$322	$104	$241	$545	$321	$50	$1,583
50% - 70%	82	87	236	426	251	33	1,115
70% - 90%	—	—	—	19	—	—	19
90% plus	—	—	—	—	—	—	—

Total Agricultural Mortgage Loans	$404	$191	$477	$990	$572	$83	$2,717

Total Mortgage Loans:
0% - 50%	$1,209	$142	$455	$569	$321	$50	$2,746
50% - 70%	4,179	1,282	1,354	1,221	493	33	8,562
70% - 90%	251	98	214	173	46	—	782
90% plus	—	—	—	—	—	—	—

Total Mortgage Loans	$5,639	$1,522	$2,023	$1,963	$860	$83	$12,090

December 31, 2018:
Commercial Mortgage Loans:
0% - 50%	$780	$21	$247	$24	$—	$—	$1,072
50% - 70%	4,908	656	1,146	325	151	—	7,186
70% - 90%	260	—	117	370	98	—	845
90% plus	—	—	—	27	—	—	27

Total Commercial Mortgage Loans	$5,948	$677	$1,510	$746	$249	$—	$9,130

Agricultural Mortgage Loans:
0% - 50%	$282	$147	$267	$543	$321	$51	$1,611
50% - 70%	112	46	246	379	224	31	1,038
70% - 90%	—	—	—	19	27	—	46
90% plus	—	—	—	—	—	—	—

Total Agricultural Mortgage Loans	$394	$193	$513	$941	$572	$82	$2,695

	Debt Service Coverage Ratio(1)
Loan-to-Value Ratio(2):	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total Mortgage Loans
	(in millions)

Total Mortgage Loans:
0% - 50%	$1,062	$168	$514	$567	$321	$51	$2,683
50% - 70%	5,020	702	1,392	704	375	31	8,224
70% - 90%	260	—	117	389	125	—	891
90% plus	—	—	—	27	—	—	27

Total Mortgage Loans	$6,342	$870	$2,023	$1,687	$821	$82	$11,825

(1)	The debt service coverage ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
(2)	The loan-to-value ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually.

The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2019 and 2018, respectively:

Age Analysis of Past Due Mortgage Loans

	30-59 Days	60-89 Days	90 Days or More	Total	Current	Total Financing Receivables	Recorded Investment 90 Days or More and Accruing
	(in millions)
December 31, 2019:
Commercial	$—	$—	$—	$—	$9,373	$9,373	$—
Agricultural	57	1	66	124	2,593	2,717	66

Total Mortgage Loans	$57	$1	$66	$124	$11,966	$12,090	$66

December 31, 2018:
Commercial	$—	$—	$27	$27	$9,103	$9,130	$—
Agricultural	18	8	42	68	2,627	2,695	40

Total Mortgage Loans	$18	$8	$69	$95	$11,730	$11,825	$40

Net Investment Income (Loss)

The following table breaks out Net investment income (loss) by asset category:

	Years Ended December 31
	2019	2018	2017
	(in millions)

Fixed maturities	$1,902	$1,540	$1,365
Mortgage loans on real estate	540	494	453
Real estate held for the production of income	(2)	(6)	2
Other equity investments	74	123	169
Policy loans	198	201	205
Trading securities	712	128	258
Other investment income	18	69	54

Gross investment income (loss)	3,442	2,549	2,506
Investment expenses	(144)	(71)	(65)

Net investment income (loss)	$3,298	$2,478	$2,441

Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the Consolidated Statements of Income (Loss). The table below shows a breakdown of Net investment income (loss) from trading account securities during the years ended December 31, 2019, 2018 and 2017:

Net Investment Income (Loss) from Trading Securities

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Net investment gains (losses) recognized during the period on securities held at the end of the period	$422	$(174)	$63
Net investment gains (losses) recognized on securities sold during the period	7	(24)	(19)
Unrealized and realized gains (losses) on trading securities	429	(198)	44
Interest and dividend income from trading securities	283	326	214

Net investment income (loss) from trading securities	$712	$128	$258

Investment Gains (Losses), Net

Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Fixed maturities	$203	$6	$(130)
Mortgage loans on real estate	(1)	—	2
Real estate held for the production of income	3	—	—
Other equity investments	—	—	3
Other	1	(2)	—

Investment gains (losses), net	$206	$4	$(125)

For the years ended December 31, 2019, 2018 and 2017, respectively, investment results passed through to certain participating group annuity contracts as Interest credited to policyholders’ account balances totaled $2 million, $3 million and $3 million.

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of Treasury Inflation-Protected Securities (“TIPS”), which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The Company bought interest rate swaptions during the second quarter of 2019 to reduce the impact of unfavorable changes in interest rates. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets. In addition, as part of its hedging strategy, the Company targets an asset level for all variable annuity products at or above a CTE98 level under most economic scenarios (CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios.)

Derivatives Utilized to Hedge Exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features’ benefits being higher than what accumulated policyholders’ account balances would support.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. The reinsurance of the GMIB features is accounted for as a derivative.

The Company has in place an economic hedge program using interest rate swaps and treasury futures to partially protect the overall profitability of future variable annuity sales against declining interest rates.

Derivatives Utilized to Hedge Crediting Rate Exposure on SCS, SIO, MSO and IUL Products/Investment Options

The Company hedges crediting rates in the Structured Capital Strategies (“SCS”) variable annuity, Structured Investment Option in the EQUI-VEST variable annuity series (“SIO”), Market Stabilizer Option (“MSO”) in the variable life insurance products and Indexed Universal Life (“IUL”) insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

Derivatives Used to Hedge Equity Market Risks Associated with the General Account’s Seed Money Investments in Retail Mutual Funds

The Company’s General Account seed money investments in retail mutual funds expose us to market risk, including equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

Derivatives Used to Hedge Universal Life Products with Secondary Guarantee (“ULSG”) Policy

The Company implemented a hedge program using fixed income total return swaps to mitigate the interest rate exposure in ULSG statutory liability.

Derivatives Used for General Account Investment Portfolio

The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps (“CDSs”). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity’s bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net derivative gains (losses).

The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDSs in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty’s option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction.

To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative’s notional amount. The Standard North American CDS Contract (“SNAC”) or Standard European Corporate Contract (“STEC”) under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

The Company purchased 30-year TIPS and other sovereign bonds, both inflation-linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond’s coupons and principal at maturity in the bond’s specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

In June 2019, the Company terminated a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. The Company terminated $3.9 billion, in notional, of total return swaps reported in other invested assets in the Company’s balance sheet. The terminated total return swaps had a gain of $121 million.

The tables below present quantitative disclosures about the Company’s derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

Derivative Instruments by Category

	At December 31, 2019
		Fair Value
	Notional Amount	Asset Derivatives	Liability Derivatives	Gains (Losses) Reported in Net Income (Loss) Year Ended December 31, 2019
	(in millions)
Freestanding Derivatives(1)(2):
Equity contracts:
Futures	$3,510	$—	$—	$(1,294)
Swaps	17,064	9	279	(2,405)
Options	47,766	5,080	1,749	2,211
Interest rate contracts:
Swaps	23,700	467	523	2,037
Futures	20,424	—	—	139
Swaptions	3,201	16	—	(35)
Credit contracts:
Credit default swaps	1,232	18	—	16

	At December 31, 2019
		Fair Value
	Notional Amount	Asset Derivatives	Liability Derivatives	Gains (Losses) Reported in Net Income (Loss) Year Ended December 31, 2019
	(in millions)
Other freestanding contracts:
Foreign currency contracts	$501	$3	$—	$(9)
Margin	—	140	—	—
Collateral	—	72	3,001	—

Embedded Derivatives(2):
GMIB reinsurance contracts	—	2,466	—	500
GMxB derivative features liability(3)	—	—	8,246	(2,428)
SCS, SIO, MSO and IUL indexed features(4)	—	—	3,150	(2,552)

Total	$117,398	$8,271	$16,948	$(3,820)

(1)	Reported in Other invested assets in the consolidated balance sheets.
(2)	Reported in Net derivative gains (losses) in the consolidated statements of income (loss).
(3)	Reported in Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(4)	SCS, SIO, MSO and IUL indexed features are reported in Policyholders’ account balances in the consolidated balance sheets.

Derivative Instruments by Category

	At December 31, 2018
		Fair Value
	Notional Amount	Asset Derivatives	Liability Derivatives	Gains (Losses) Reported in Net Income (Loss) Year Ended December 31, 2018
	(in millions)
Freestanding Derivatives(1)(2):
Equity contracts:
Futures	$10,411	$—	$—	$550
Swaps	7,697	140	168	675
Options	21,698	2,119	1,163	(899)
Interest rate contracts:
Swaps	27,003	632	194	(456)
Futures	11,448	—	—	118
Credit contracts:
Credit default swaps	1,282	17	—	(3)
Other freestanding contracts:
Foreign currency contracts	2,097	27	14	6
Margin	—	7	5	—
Collateral	—	3	1,564	—

Embedded Derivatives(2):
GMIB reinsurance contracts	—	1,991	—	(1,068)
GMxB derivative features liability(3)	—	—	5,431	(786)
SCS, SIO, MSO and IUL indexed features(4)	—	—	687	853

Total	$81,636	$4,936	$9,226	$(1,010)

(1)	Reported in Other invested assets in the consolidated balance sheets.

(2)	Reported in Net derivative gains (losses) in the consolidated statements of income (loss).
(3)	Reported in Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(4)	SCS, SIO, MSO and IUL indexed features are reported in Policyholders’ account balances in the consolidated balance sheets.

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based and treasury futures contracts at December 31, 2019 are exchange-traded and net settled daily in cash. At December 31, 2019, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $58 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $165 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East (“EAFE”) indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $60 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its over-the-counter (“OTC”) derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. At December 31, 2019 and 2018, respectively, the Company held $3.0 billion and $1.6 billion in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in Other invested assets. The Company posted collateral of $72 million and $3 million at December 31, 2019 and 2018, respectively, in the normal operation of its collateral arrangements.

Securities Repurchase and Reverse Repurchase Transactions

Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the requirements of each respective counterparty. The Company’s securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements, respectively and are reported in the consolidated balance sheets on a gross basis. At December 31, 2019 and 2018, the balance outstanding under securities repurchase transactions was $0 million and $573 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see “Obligations under Funding Agreements” in Note 17 , Commitments and Contingent Liabilities.

The following table presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments at December 31, 2019:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

At December 31, 2019

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Total derivatives	$5,804	$5,429	$375	$(77)	$298
Other financial instruments	1,754	—	1,754	—	1,754

Other invested assets	$7,558	$5,429	$2,129	$(77)	$2,052

Liabilities:
Total derivatives	$5,474	$5,429	$45	$—	$45
Other financial liabilities	1,723	—	1,723	—	1,723

Other liabilities	$7,197	$5,429	$1,768	$—	$1,768

(1)	Includes primarily financial instrument sent (held).

The Company had no Securities sold under agreement to repurchase at December 31, 2019.

The following table presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments at December 31, 2018.

Offsetting of Financial Assets and Liabilities and Derivative Instruments

At December 31, 2018

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(4)	Net Amount
	(in millions)
Assets:
Total derivatives	$2,946	$2,912	$34	$—	$34
Other financial instruments	1,520	—	1,520	—	1,520

Other invested assets	$4,466	$2,912	$1,554	$—	$1,554

Liabilities:
Total derivatives	$3,109	$2,912	$197	$—	$197
Other financial liabilities	1,263	—	1,263	—	1,263

Other liabilities	$4,372	$2,912	$1,460	$—	$1,460

Securities sold under agreement to repurchase(1)(2)(3)	$571	$—	$571	$(588)	$(17)

(1)	Excludes expense of $2 million in Securities sold under agreement to repurchase on the consolidated balance sheets.
(2)	U.S. Treasury and agency securities are in Fixed maturities available-for-sale on the consolidated balance sheets.
(3)	Cash is included in Cash and cash equivalents on consolidated balance sheets.
(4)	Includes primarily financial instrument sent (held).

The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2018:

Repurchase Agreement Accounted for as Secured Borrowings

At December 31, 2018

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
	(in millions)
Securities sold under agreement to repurchase(1)
U.S. Treasury and agency securities	$—	$571	$—	$—	$571

Total	$—	$571	$—	$—	$571

(1)	Excludes expense of $2 million in Securities sold under agreement to repurchase on the consolidated balance sheets.

5)	CLOSED BLOCK

As a result of demutualization, the Company’s Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company’s General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the New York State Department of Financial Services (the “NYDFS”). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block’s earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Company’s Closed Block is as follows:

	December 31,
	2019	2018
	(in millions)
Closed Block Liabilities:
Future policy benefits, policyholders’ account balances and other	$6,478	$6,709
Policyholder dividend obligation	2	—
Other liabilities	38	47

Total Closed Block liabilities	6,518	6,756

Assets Designated to the Closed Block:
Fixed maturities available-for-sale, at fair value (amortized cost of $3,558 and $3,680)	3,754	3,672
Mortgage loans on real estate, net of valuation allowance of $— and $—	1,759	1,824
Policy loans	706	736
Cash and other invested assets	82	76
Other assets	145	179

Total assets designated to the Closed Block	6,446	6,487

Excess of Closed Block liabilities over assets designated to the Closed Block	72	269
Amounts included in Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses), net of policyholders’ dividend obligation: $(2) and $0; and net of income tax: $41 and $0	164	8

Maximum future earnings to be recognized from closed block assets and liabilities	$236	$277

The Company’s Closed Block revenues and expenses were as follows:

	Years ended December 31,
	2019	2018	2017
	(in millions)
Revenues:
Premiums and other income	$182	$194	$224
Net investment income (loss)	278	291	314
Investment gains (losses), net	(1)	(3)	(20)

Total revenues	459	482	518

Benefits and Other Deductions:
Policyholders’ benefits and dividends	439	471	537
Other operating costs and expenses	2	3	2

Total benefits and other deductions	441	474	539

Net income (loss), before income taxes	18	8	(21)
Income tax (expense) benefit	(2)	(3)	(36)

Net income (loss)	$16	$5	$(57)

A reconciliation of the Company’s policyholder dividend obligation follows:

	December 31,
	2019	2018	2017
	(in millions)

Balance, beginning of year	$—	$19	$52
Unrealized investment gains (losses)	2	(19)	(33)

Balance, end of year	$2	$—	$19

6)	DAC AND POLICYHOLDER BONUS INTEREST CREDITS

Changes in the deferred policy acquisition cost asset for the years ended December 31, 2019, 2018 and 2017 were as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Balance, beginning of year	$5,011	$4,492	$5,025
Capitalization of commissions, sales and issue expenses	648	597	578
Amortization:
Impact of assumptions updates and model changes	77	165	(247)
All other	(529)	(596)	(653)

Total amortization	(452)	(431)	(900)

Change in unrealized investment gains and losses	(870)	353	(211)

Balance, end of year	$4,337	$5,011	$4,492

The deferred asset for policyholder bonus interest credits is reported in Other assets in the Consolidated balance sheets and changes in the deferred asset for policyholder bonus interest credits are reported in Interest credited to policyholders’ account balances. For the years ended December 31, 2019, 2018 and 2017 changes were as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Balance, beginning of year	$426	$473	$504
Policyholder bonus interest credits deferred	—	4	6
Amortization charged to income	5	(51)	(37)

Balance, end of year	$431	$426	$473

7)	FAIR VALUE DISCLOSURES

The accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2019 and December 31, 2018, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

Fair Value Measurements at December 31, 2019

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate(1)	$—	$43,218	$1,246	$44,464
U.S. Treasury, government and agency	—	15,231	—	15,231
States and political subdivisions	—	610	39	649
Foreign governments	—	490	—	490
Residential mortgage-backed(2)	—	173	—	173
Asset-backed(3)	—	744	100	844
Redeemable preferred stock	237	274	—	511

Total fixed maturities, available-for-sale	237	60,740	1,385	62,362
Other equity investments	13	—	—	13
Trading securities	321	6,277	—	6,598
Other invested assets:
Short-term investments	—	468	—	468
Assets of consolidated VIEs/VOEs	—	—	16	16
Swaps	—	(326)	—	(326)
Credit default swaps	—	18	—	18
Options	—	3,331	—	3,331

Total other invested assets	—	3,491	16	3,507
Cash equivalents	1,155	—	—	1,155
GMIB reinsurance contracts asset	—	—	2,466	2,466
Separate Accounts assets(4)	121,184	2,878	—	124,061

Total Assets	$122,910	$73,386	$3,867	$200,162

Liabilities:
GMxB derivative features’ liability	$—	$—	$8,246	$8,246
SCS, SIO, MSO and IUL indexed features’ liability	—	3,150	—	3,150

Total Liabilities	$—	$3,150	$8,246	$11,396

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)

Separate Account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and commercial mortgages. At December 31, 2019 the fair value of such investments was $356 million.

Fair Value Measurements at December 31, 2018

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate(1)	$—	$25,202	$1,174	$26,376
U.S. Treasury, government and agency	—	13,335	—	13,335
States and political subdivisions	—	416	38	454
Foreign governments	—	519	—	519
Residential mortgage-backed(2)	—	202	—	202
Asset-backed(3)	—	71	519	590
Redeemable preferred stock	163	276	—	439

Total fixed maturities, available-for-sale	163	40,021	1,731	41,915
Other equity investments	12	—	—	12
Trading securities	218	14,919	29	15,166
Other invested assets:
Short-term investments	—	412	—	412
Assets of consolidated VIEs/VOEs	—	—	19	19
Swaps	—	423	—	423
Credit default swaps	—	17	—	17
Options	—	956	—	956

Total other invested assets	—	1,808	19	1,827
Cash equivalents	2,160	—	—	2,160
GMIB reinsurance contracts asset	—	—	1,991	1,991
Separate Accounts assets(4)	105,159	2,733	21	107,913

Total Assets	$107,712	$59,481	$3,791	$170,984

Liabilities:
GMxB derivative features’ liability	$—	$—	$5,431	$5,431
SCS, SIO, MSO and IUL indexed features’ liability	—	687	—	687

Total Liabilities	$—	$687	$5,431	$6,118

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)

Separate Account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and commercial mortgages. At December 31, 2018 the fair value of such investments was $353 million.

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap (“OIS”) curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as the SCS and EQUI-VEST variable annuity products, IUL and the MSO fund available in some life contracts, offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract’s benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract’s benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract’s benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

Level 3 also includes the GMIB reinsurance contract assets which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities’ fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while GMxB derivative features liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to GMxB derivative features’ liability over a range of market-consistent economic scenarios.

The valuations of the GMIB reinsurance contract asset and GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Accounts funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve for non-performance risk is made to the fair values of the GMIB reinsurance contract asset and liabilities and GMIBNLG feature to reflect the claims-paying ratings of counterparties and the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $175 million and $184 million at December 31, 2019 and 2018, respectively, to recognize incremental counterparty non-performance risk.

Lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

The Company’s consolidated VIEs/VOEs hold investments that are classified as Level 3, primarily corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

In 2019, AFS fixed maturities with fair values of $540 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $14 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 4.8% of total equity at December 31, 2019.

In 2018, AFS fixed maturities with fair values of $28 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $83 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2018.

The tables below present reconciliations for all Level 3 assets and liabilities at December 31, 2019, 2018 and 2017, respectively.

Level 3 Instruments — Fair Value Measurements

	Corporate	State and Political Subdivisions	Commercial Mortgage- backed	Asset- backed	Redeemable Preferred Stock
	(in millions)
Balance, January 1, 2019	$1,174	$38	$—	$519	$—
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Net investment income (loss)	4	—	—	—	—
Investment gains (losses), net	—	—	—	—	—

Subtotal	4	—	—	—	—

Other comprehensive income (loss)	5	3	—	1	—
Purchases	273	—	—	100	—
Sales	(120)	(2)	—	(84)	—
Transfers into Level 3(1)	14	—	—	—	—
Transfers out of Level 3(1)	(104)	—	—	(436)	—

Balance, December 31, 2019	$1,246	$39	$—	$100	$—

Balance, January 1, 2018	$1,139	$40	$—	$8	$—
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Net investment income (loss)	7	—	—	(2)	—
Investment gains (losses), net	(8)	—	—	—	—

Subtotal	(1)	—	—	(2)	—

Other comprehensive income (loss)	(20)	(1)	—	(7)	—
Purchases	322	—	—	550	—
Sales	(321)	(1)	—	(30)	—
Transfers into Level 3(1)	83	—	—	—	—
Transfers out of Level 3(1)	(28)	—	—	—	—

Balance, December 31, 2018	$1,174	$38	$—	$519	$—

Balance, January 1, 2017	$845	$42	$349	$24	$1
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Net Investment income (loss)	5	—	(2)	—	—
Investment gains (losses), net	2	—	(63)	15	—

Subtotal	7	—	(65)	15	—

Other comprehensive income (loss)	4	(1)	45	(9)	(1)
Purchases	612	—	—	—	—
Sales	(331)	(1)	(329)	(21)	—
Transfers into Level 3(1)	7	—	—	—	—
Transfers out of Level 3(1)	(5)	—	—	(1)	—

Balance, December 31, 2017	$1,139	$40	$—	$8	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

	Other Equity Investments	GMIB Reinsurance Contract Asset	Separate Account Assets	GMxB Derivative Features Liability
	(in millions)
Balance, January 1, 2019	$48	$1,991	$21	$(5,431)
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses), excluding non-performance risk	—	458	—	(3,220)
Non-performance risk(1)	—	42	—	792

Subtotal	—	500	—	(2,428)

Purchases(2)	—	47	—	(416)
Sales(3)	—	(72)	(1)	29
Settlements	—	—	(2)	—
Activity related to consolidated VIEs/VOEs	(3)	—	—	—
Transfers into Level 3(4)	—	—	—	—
Transfers out of Level 3(4)	(29)	—	(18)	—

Balance, December 31, 2019	$16	$2,466	$—	$(8,246)

Balance, January 1, 2018	$25	$10,488	$22	$(4,256)
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses), excluding non-performance risk	—	(972)	—	(296)
Non-performance risk(1)	—	(96)	—	(490)

Subtotal	—	(1,068)	—	(786)

Purchases(2)	29	96	5	(403)
Sales(3)	—	(62)	(1)	14
Settlements	—	(7,463)	(5)	—
Activity related to consolidated VIEs/VOEs	(6)	—	—	—
Transfers into Level 3(4)	5	—	—	—
Transfers out of Level 3(4)	(5)	—	—	—

Balance, December 31, 2018	$48	$1,991	$21	$(5,431)

Balance, January 1, 2017	$40	$10,313	$17	$(5,473)
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Investment gains (losses), net	—	—	(1)	—
Net derivative gains (losses), excluding non-performance risk	—	(6)	—	1,443
Non-performance risk(1)	—	75	—	149

Subtotal	—	69	(1)	1,592

Purchases(2)	—	221	12	(381)
Sales(3)	—	(115)	(2)	6
Settlements	—	—	(4)	—
Activity related to consolidated VIEs/VOEs	(15)	—	—	—
Transfers into Level 3(4)	—	—	—	—
Transfers out of Level 3(4)	—	—	—	—

Balance, December 31, 2017	$25	$10,488	$22	$(4,256)

(1)	The Company’s non-performance risk is recorded through Net derivative gains (losses).
(2)	For the GMIB reinsurance contract asset and GMxB derivative features liability, represents attributed fee.

(3)	For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GMxB derivative features liability represents benefits paid.
(4)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

The table below details changes in unrealized gains (losses) for 2019, 2018 and 2017 by category for Level 3 assets and liabilities still held at December 31, 2019, 2018 and 2017, respectively.

Change in Unrealized Gains (Losses) for Level 3 Instruments

	Net Earnings (Loss)
	Net Derivative Gains (Losses)	OCI
	(in millions)
Held at December 31, 2019:
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$—	$3
State and political subdivisions	—	3
Commercial mortgage-backed	—	—
Asset-backed	—	—

Subtotal	—	6

GMIB reinsurance contracts	500	—
GMxB derivative features liability	(2,428)	—

Total	$(1,928)	$6

Held at December 31, 2018:
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$—	$(18)
State and political subdivisions	—	(1)
Asset-backed	—	(7)

Subtotal	—	(26)

GMIB reinsurance contracts	(1,068)	—
GMxB derivative features liability	(786)	—

Total	$(1,854)	$(26)

Held at December 31, 2017:
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$—	$4
Commercial mortgage-backed	—	45
Asset-backed	—	(9)

Subtotal	—	40

GMIB reinsurance contracts	69	—
GMxB derivative features liability	1,592	—

Total	$1,661	$40

The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities at December 31, 2019 and 2018, respectively.

Quantitative Information about Level 3 Fair Value Measurements at December 31, 2019

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate	$51	Matrix pricing model	Spread over Benchmark	65 - 580 bps	186 bps

	1,025	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	3.3x - 56.7x 3.9% - 16.5% 0.8x - 48.1x	14.3x 10.0% 10.7x

GMIB reinsurance contract asset	2,466	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 61 - 115	55 - 109 bps 0.8% - 10% 0.0% - 8.0% 0.0% - 49.0% 9.0% - 30.0% 0.01% - 0.18% 0.07% - 0.54% 0.42% - 42.20%

Liabilities:
GMIBNLG	8,128	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	124 bps 0.8% - 19.9% 0.3% - 11.0% 0.0% - 100.0% 0.01% - 0.19% 0.06% - 0.53% 0.41% - 41.39%

GWBL/GMWB	109	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	124 bps 0.8% - 10.0% 0.0% - 7.0% 100% after starting 9.0% - 30.0%

GIB	5	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	124 bps 1.2% - 19.9% 0.0% - 8.0% 0.0% - 100.0% 9.0% - 30.0%

GMAB	4	Discounted cash flow	Lapse rates Volatility rates - Equity	1.0% - 10.0% 9.0% - 30.0%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

Quantitative Information about Level 3 Fair Value Measurements at December 31, 2018

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate	$93	Matrix pricing model	Spread over benchmark	15 - 580 bps	104 bps

	881	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	4.1x - 37.8x 6.4% - 16.5% 1.8x - 18.0x	12.1x 10.7% 11.4x

GMIB reinsurance contract asset	1,991	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	74 - 159 bps 1.0% - 6.27% 0.0% - 8.0% 0.0% - 16.0% 10.0% - 34.0% 0.01% - 0.18% 0.07% - 0.54% 0.42% - 42.0%

Liabilities:
GMIBNLG	5,341	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	189 bps 0.8% - 26.2% 0.0% - 12.1% 0.0% - 100.0% 0.01% - 0.19% 0.06% - 0.53% 0.41% - 41.2%

GWBL/GMWB	130	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	189 bps 0.5% - 5.7% 0.0% - 7.0% 100% after starting 10.0% - 34.0%

GIB	(48)	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	189 bps 0.5% - 5.7% 0.0% - 8.0% 0.0% - 16.0% 10.0% - 34.0%

GMAB	7	Discounted cash flow	Lapse rates Volatility rates - Equity	1.0% - 5.7% 10.0% - 34.0%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

Excluded from the tables above at December 31, 2019 and 2018, respectively, are approximately $325 million and $826 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2019 and 2018, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2019 and 2018, there were no securities that were determined by the application of matrix-pricing for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would have resulted in significantly lower (higher) fair value measurements.

Separate Accounts assets classified as Level 3 at December 31, 2018 of $21 million consist of asset back securities and CMO’s. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company’s General Account investments in these securities.

Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using the Company data.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

Fair value measurement of the GMIB reinsurance contract asset and liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for Non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

The significant unobservable inputs used in the fair value measurement of the Company’s GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

The carrying values and fair values at December 31, 2019 and 2018 for financial instruments not otherwise disclosed in Note 3 and Note 4 are presented in the table below.

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2019:
Mortgage loans on real estate	$12,090	$—	$—	$12,317	$12,317
Policy loans	$3,270	$—	$—	$4,199	$4,199
Loans to affiliates	$1,200	$—	$1,224	$—	$1,224
Policyholders’ liabilities: Investment contracts	$1,922	$—	$—	$2,029	$2,029
FHLBNY funding agreements	$6,909	$—	$6,957	$—	$6,957
Loans from affiliates	$—	$—	$—	$—	$—
Separate Accounts liabilities	$9,041	$—	$—	$9,041	$9,041

December 31, 2018:
Mortgage loans on real estate	$11,818	$—	$—	$11,478	$11,478
Policy loans	$3,267	$—	$—	$3,944	$3,944
Loans to affiliates	$600	$—	$603	$—	$603
Policyholders’ liabilities: Investment contracts	$1,974	$—	$—	$2,015	$2,015
FHLBNY funding agreements	$4,002	$—	$3,956	$—	$3,956
Loans from affiliates	$572	$—	$572	$—	$572
Separate Accounts liabilities	$7,406	$—	$—	$7,406	$7,406

As the Company’s COLI policies are recorded at their cash surrender value, they are not required to be included in the table above. For further details of our accounting policies pertaining to COLI, see Note 2.

Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

The fair values of the Company’s funding agreements are determined by discounted cash flow analysis based on the indicative funding agreement rates published by the FHLBNY.

The fair values for the Company’s association plans contracts, supplementary contracts not involving life contingencies (“SCNILC”), deferred annuities and certain annuities, which are included in Policyholders’ account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8)	INSURANCE LIABILITIES

Variable Annuity Contracts — GMDB, GMIB, GIB and GWBL and Other Features

The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

•

Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

•	Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

Liabilities for Variable Annuity Contracts with GMDB and GMIB Features without No-Lapse Guarantee Rider (“NLG”) Feature

The change in the liabilities for variable annuity contracts with GMDB and GMIB features and without no-NLG guarantee rider feature is summarized in the tables below. The amounts for the direct contracts (before reinsurance ceded) and assumed contracts are reflected in the consolidated balance sheets in Future policy benefits and other policyholders’ liabilities. The amounts for the ceded contracts are reflected in the consolidated balance sheets in Amounts due from reinsurers.

Change in Liability for Variable Annuity Contracts with GMDB and GMIB Features and

No NLG Feature

Years Ended December 31, 2019, 2018 and 2017

	GMDB		GMIB
	Direct	Ceded	Direct	Ceded
	(in millions)

Balance at January 1, 2017	$3,159	$(1,558)	$3,808	$(10,314)
Paid guarantee benefits	(354)	171	(151)	115
Other changes in reserve	1,249	(643)	1,097	(289)

Balance at December 31, 2017	4,054	(2,030)	4,754	(10,488)
Paid guarantee benefits	(394)	70	(153)	61
Other changes in reserve	994	1,853	(860)	8,436

Balance at December 31, 2018	4,654	(107)	3,741	(1,991)
Paid guarantee benefits	(438)	14	(257)	72
Other changes in reserve	563	(5)	1,204	(547)

Balance at December 31, 2019	$4,779	$(98)	$4,688	$(2,466)

Liabilities for Embedded and Freestanding Insurance Related Derivatives

The liability for the GMxB derivative features liability, the liability for SCS, SIO, MSO and IUL indexed features and the asset and liability for the GMIB reinsurance contracts are considered embedded or freestanding insurance derivatives and are reported at fair value. For the fair value of the assets and liabilities associated with these embedded or freestanding insurance derivatives, see Note 7.

Account Values and Net Amount at Risk

Account Values and Net Amount at Risk (“NAR”) for direct variable annuity contracts in force with GMDB and GMIB features as of December 31, 2019 are presented in the following tables by guarantee type. For contracts with the GMDB feature, the NAR in the event of death is the amount by which the GMDB feature exceeds the related Account Values. For contracts with the GMIB feature, the NAR in the event of annuitization is the amount by which the present value of the GMIB benefits exceed the related Account Values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB features may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive.

Direct Variable Annuity Contracts with GMDB and GMIB Features at December 31, 2019

	Guarantee Type
	Return of Premium	Ratchet	Roll-Up	Combo	Total
	(in millions; except age and interest rate)
Variable annuity contracts with GMDB features
Account Values invested in:
General Account	$14,571	$93	$57	$175	$14,896
Separate Accounts	48,920	9,258	3,190	33,120	94,488

Total Account Values	$63,491	$9,351	$3,247	$33,295	$109,384

Net Amount at Risk, gross	$108	$36	$1,833	$17,729	$19,706

Net Amount at Risk, net of amounts reinsured	$108	$34	$1,280	$17,729	$19,151

Average attained age of policyholders (in years)	51.1	67.6	74.3	69.4	55.0
Percentage of policyholders over age 70	10.5%	45.6%	68.1%	50.8%	19.3%
Range of contractually specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%
Variable annuity contracts with GMIB features
Account Values invested in:
General Account	$—	$—	$19	$226	$245
Separate Accounts	—	—	23,572	35,776	59,348

Total Account Values	$—	$—	$23,591	$36,002	$59,593

Net Amount at Risk, gross	$—	$—	$857	$9,344	$10,201

Net Amount at Risk, net of amounts reinsured	$—	$—	$270	$8,482	$8,752

Average attained age of policyholders (in years)	N/A	N/A	68.8	69.5	69.4
Weighted average years remaining until annuitization	N/A	N/A	1.6	0.3	0.5
Range of contractually specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%

For more information about the reinsurance programs of the Company’s GMDB and GMIB exposure, see “Reinsurance” in Note 10.

Separate Accounts Investments by Investment Category Underlying Variable Annuity Contracts with GMDB and GMIB Features

The total Account Values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB features. The investment performance of the assets impacts the related Account Values and, consequently, the NAR associated with the GMDB and GMIB benefits and guarantees. Because the Company’s variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive.

Investment in Variable Insurance Trust Mutual Funds

	December 31,
	2019		2018
Mutual Fund Type	GMDB	GMIB	GMDB	GMIB
	(in millions)
Equity	$42,489	$17,941	$35,541	$15,759
Fixed income	5,263	2,699	5,173	2,812
Balanced	45,871	38,445	41,588	33,974
Other	865	263	852	290

Total	$94,488	$59,348	$83,154	$52,835

Hedging Programs for GMDB, GMIB, GIB and Other Features

The Company has a program intended to hedge certain risks associated first with the GMDB feature and with the GMIB feature of the Accumulator series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not externally reinsured.

These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in Net derivative gains (losses) in the period in which they occur, and may contribute to income (loss) volatility.

Variable and Interest-Sensitive Life Insurance Policies — NLG

The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

The change in the fair value of the NLG feature, reflected in Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets, is summarized in the table below:

	Direct Liability	Reinsurance Ceded	Net
	(in millions)
Balance at January 1, 2017	$1,182	$(606)	$576
Paid guarantee benefits	(24)	—	(24)
Other changes in reserves	(466)	(58)	(524)

Balance at December 31, 2017	692	(664)	28
Paid guarantee benefits	(23)	—	(23)
Other changes in reserves	118	(69)	49

Balance at December 31, 2018	787	(733)	54
Paid guarantee benefits	(20)	—	(20)
Other changes in reserves	126	(74)	52

Balance at December 31, 2019	$893	$(807)	$86

9)	LEASES

The Company does not record leases with an initial term of 12 months or less in its consolidated balance sheets, but instead recognizes lease expense for these leases on a straight-line basis over the lease term. For leases with a term greater than one year, the Company records in its consolidated balance sheets at the time of lease commencement or modification a right of use (“RoU”) operating lease asset and a lease liability, initially measured at the present value of the lease payments. Lease costs are recognized in the consolidated statements of income (loss) over the lease term on a straight-line basis. RoU operating lease assets represent the Company’s right to use an underlying asset for the lease term and RoU operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

The Company’s operating leases primarily consist of real estate leases for office space. The Company also has operating leases for various types of office furniture and equipment. For certain equipment leases, the Company applies a portfolio approach to effectively account for the RoU operating lease assets and liabilities. For certain lease agreements entered into after the adoption of ASC 842 or for lease agreements for which the lease term or classification was reassessed after the occurrence of a change in the lease terms or a modification of the lease that did not result in a separate contract, the Company elected to combine the lease and related non-lease components for its operating leases; however, the non-lease components associated with the Company’s operating leases are primarily variable in nature and as such are not included in the determination of the RoU operating lease asset and lease liability, but are recognized in the period in which the obligation for those payments is incurred.

The Company’s operating leases may include options to extend or terminate the lease, which are not included in the determination of the RoU operating asset or lease liability unless they are reasonably certain to be exercised. The Company’s operating leases have remaining lease terms of 1 year to 12 years, some of which include options to extend the leases. The Company typically does not include its renewal options in its lease terms for calculating its RoU operating lease asset and lease liability as the renewal options allow the Company to maintain operational flexibility and the Company is not reasonably certain it will exercise these renewal options until close to the initial end date of the lease. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

As the Company’s operating leases do not provide an implicit rate, the Company’s incremental borrowing rate, based on the information available at the lease commencement date, is used in determining the present value of lease payments.

The Company primarily subleases floor space within its New Jersey and New York lease properties to various third parties. The lease term for these subleases typically corresponds to the original lease term.

Balance Sheet Classification of Operating Lease Assets and Liabilities

	Balance Sheet Line Item	December 31, 2019
		(in millions)
Assets
Operating lease assets	Other Assets	$324
Liabilities
Operating lease liabilities	Other Liabilities	$415

The table below summarizes the components of lease costs for the year ended December 31, 2019.

Lease Costs

Year Ended December 31, 2019
(in millions)
Operating lease cost	$77
Variable operating lease cost	10
Sublease income	(16)
Short-term lease expense	2

Net lease cost	$72

Maturities of lease liabilities as of December 31, 2019 are as follows:

Maturities of Lease Liabilities

December 31, 2019
(in millions)
Operating Leases:
2020	$95
2021	93
2022	90
2023	81
2024	23
Thereafter	71

Total lease payments	453
Less: Interest	(38)

Present value of lease liabilities	$415

During December 2018, Equitable Life entered into one additional operating real estate lease with an estimated total base rent of $11 million. This operating lease commenced in August 2019 with a lease term of 10 years.

The below table presents the Company’s weighted-average remaining operating lease term and weighted-average discount rate.

Weighted Averages — Remaining Operating Lease Term and Discount Rate

December 31, 2019
Weighted-average remaining operating lease term	6 years
Weighted-average discount rate for operating leases	3.10%

Supplemental cash flow information related to leases was as follows:

Lease Liabilities Information

Year Ended December 31, 2019
(in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$87
Non-cash transactions:
Leased assets obtained in exchange for new operating lease liabilities	$50

The following table presents the Company’s future minimum lease obligation under ASC 840 as of December 31, 2018:

December 31, 2018
Calendar Year	(in millions)
2019	$81
2020	$74
2021	$69
2022	$67
2023	$63
Thereafter	$66

10)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Direct premiums	$868	$836	$880
Reinsurance assumed	194	186	195
Reinsurance ceded	(126)	(160)	(171)

Premiums	$936	$862	$904

Direct charges and fee income	$3,821	$3,990	$4,012
Reinsurance ceded	(371)	(467)	(718)

Policy charges and fee income	$3,450	$3,523	$3,294

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Direct policyholders’ benefits	$4,339	$3,378	$4,159
Reinsurance assumed	216	219	8
Reinsurance ceded	(436)	(592)	(694)

Policyholders’ benefits	$4,119	$3,005	$3,473

Ceded Reinsurance

The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

Effective February 1, 2018, Equitable Life entered into a coinsurance reinsurance agreement (the “Coinsurance Agreement”) to cede 90% of its single premium deferred annuities (“SPDA”) products issued between 1978-2001 and its Guaranteed Growth Annuity (“GGA”) single premium deferred annuity products issued between 2001-2014. As a result of this agreement, Equitable Life transferred securities with a market value of $604 million and cash of $31 million to equal the statutory reserves of approximately $635 million. As the risks transferred by Equitable Life to the reinsurer under the Coinsurance Agreement are not considered insurance risks and therefore do not qualify for reinsurance accounting, Equitable Life applied deposit accounting. Accordingly, Equitable Life recorded the transferred assets of $635 million as a deposit asset recorded in Other assets, net of the ceding commissions paid to the reinsurer.

At December 31, 2019 and 2018, the Company had reinsured with non-affiliates in the aggregate approximately 2.8% and 2.9%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 14.2% and 15.5% of its current liability exposure, respectively, resulting from the GMIB feature. For additional information, see Note 8.

Based on management’s estimates of future contract cash flows and experience, the estimated net fair values of the ceded GMIB reinsurance contracts, considered derivatives were $2.5 billion and $2.0 billion at December 31, 2019 and 2018, respectively. The estimated fair values increased $475 million and $174 million during 2019 and 2017, respectively, and decreased $8.5 billion during 2018.

At December 31, 2019 and 2018, third-party reinsurance recoverables related to insurance contracts amounted to $2.2 billion. Additionally, $1.6 billion and $1.7 billion of the amounts due from reinsurers related to two specific reinsurers, Zurich Insurance Company Ltd. (AA- rating by S&P), and Paul Revere Life Insurance Company (A rating by S&P).

Third-party reinsurance payables related to insurance contracts were $90 million and $91 million, at December 31, 2019 and 2018, respectively.

The Company cedes substantially all of its group health business to a third-party insurer. Insurance liabilities ceded totaled $56 million and $62 million at December 31, 2019 and 2018, respectively.

The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

Assumed Reinsurance

In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves were $735 million and $712 million at December 31, 2019 and 2018, respectively.

For reinsurance agreements with affiliates, see “Related Party Transactions” in Note 12.

11)	LOANS TO AND FROM AFFILIATES

Loans to affiliates

Loans Issued to Holdings

In April 2018, Equitable Life made a $800 million loan to Holdings. The loan has an interest rate of 3.69% and matures in April 2021. In December 2018, Holdings repaid $200 million of this loan. In December 2019, Holdings repaid $300 million. At December 2019, the amount outstanding was $300 million.

In November 2019, Equitable Life made a $900 million loan to Holdings. The loan has an interest rate of one-month LIBOR plus 1.33%. The loan matures on November 24, 2024.

Loans from affiliates

Senior Surplus Notes Issued to Holdings

On December 28, 2018, Equitable Life issued a $572 million senior surplus note due December 28, 2019 to Holdings, which bears interest at a fixed rate of 3.75%, payable semi-annually. The surplus note is intended to have priority in right of payments and in all other respects to any and all other surplus notes issued by Equitable Life at any time. Equitable Life repaid this note and $4 million of related interest expense on March 5, 2019.

	As of December 31,
	2019	2018
	(in millions)
Loans to affiliates
EQH-AEL internal debt (3.69%, due 2021)	$300	$600
EQH-AEL internal debt (one-month LIBOR + 1.33%, due 2024)	900	—

Total loans to affiliates	$1,200	$600

Loans from affiliates
Senior Notes (3.75%, due 2019)	$—	$572

Total loans from affiliates	$—	$572

12)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions. Since transactions with related parties may raise potential or actual conflicts of interest between the related party and the Company, Holdings has implemented a related party transaction policy that requires related party transactions to be reviewed and approved by its Audit Committee.

Following the decrease in AXA’s ownership interest in the Company from approximately 39% to approximately 10% on November 13, 2019 (the “November Offering”), AXA and its affiliates (collectively, “AXA Affiliates”) are no longer considered related parties of the Company. Transactions with AXA Affiliates continue to be reported as related party transactions for periods prior to the November Offering. The Company also had entered into related party transactions with other related parties that are described herein.

Cost Sharing and General Service Agreements

In the second quarter of 2018, Equitable Life entered into a general services agreement with Holdings whereby Equitable Life will benefit from the services received by Holdings from AXA Affiliates for a limited period following the Holdings IPO under a transition services agreement. The general services agreement with Holdings replaces existing cost-sharing and general service agreements with various AXA Affiliates. Equitable Life continues to provide services to Holdings and various AXA Affiliates under a separate existing general services agreement with Holdings. Costs allocated to the Company from Holdings totaled $73 million and $138 million for the years ended December 31, 2019 and 2018, respectively, and are allocated based on cost center tracking of expenses. The cost centers are approved annually and are updated based on business area needs throughout the year.

Investment Management and Service Fees and Expenses

Equitable FMG, a subsidiary of Equitable Life, provides investment management and administrative services to EQAT, Equitable Premier VIP Trust, 1290 Funds and Other AXA Trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

AXA Investment Managers Inc. (“AXA IM”) and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) provide sub-advisory services with respect to certain portfolios of EQAT, Equitable Premier VIP Trust and the Other AXA Trusts. Also, AXA IM and AXA Real Estate Investment Managers (“AXA REIM”) manage certain General Account investments. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

Effective December 31, 2018, Equitable Life transferred its interest in ABLP, AB Holdings and the General Partner to a newly formed subsidiary and distributed the shares of the subsidiary to its direct parent which subsequently distributed the shares to Holdings (the “AB Business Transfer”). Accordingly, AB’s related party transactions with AXA Affiliates and mutual funds sponsored by AB are reflected as a discontinued operation in the Company’s consolidated financial statements for the year ended December 31, 2018. Investment management and other services provided by AB prior to the AB Business Transfer will continue based upon the Company’s business needs. The Company recorded investment management fee expense from AllianceBernstein of $102 million and $65 million, for the years ended December 31, 2019 and 2018, respectively. See Note 19 for further details of the AB Business Transfer and the discontinued operation.

As December 31, 2019 and 2018, respectively, the Company held approximately $30 million and $36 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2. These legal entities are related parties of Equitable Life. The Company reflects these equity interest in the consolidated Balance Sheets as Other equity investments. The net assets of these unconsolidated VIEs are approximately $974 million and $784 million at December 31, 2019 and 2018, respectively. The Company also has approximately $20 million and $30 million of unfunded commitments at December 31, 2019 and 2018, respectively with these legal entities.

Distribution Revenue and Expenses with Affiliates

Equitable Distributors receives commissions and fee revenue from Equitable America for sales of its insurance products. The commissions and fees earned from Equitable America are based on the various selling agreements.

Equitable Life pays commissions and fees to AXA Distribution Holding Corporation and its subsidiaries (“AXA Distribution”) for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

Insurance-Related Transactions with Affiliates

GMxB Unwind

Prior to April 2018, Equitable Life ceded the following to AXA RE Arizona, an indirect, wholly-owned subsidiary of Holdings: (i) a 100% quota share of all liabilities for variable annuities with GMxB riders issued on or after January 1, 2006 and in-force on September 30, 2008 (the “GMxB Business”); (ii) a 100% quota share of all liabilities for variable annuities with GMIB riders issued on or after May 1, 1999 through August 31, 2005 in excess of the liability assumed by two unaffiliated reinsurers, which are subject to certain maximum amounts or limitations on aggregate claims; and (iii) a 90% quota share of level premium term insurance issued by Equitable Life on or after March 1, 2003 through December 31, 2008 and lapse protection riders under certain series of universal life insurance policies issued by Equitable Life on or after June 1, 2003 through June 30, 2007.

On April 12, 2018, Equitable Life completed the unwind of the reinsurance previously provided to Equitable Life by AXA RE Arizona for certain variable annuities with GMxB features (the “GMxB Unwind”). Accordingly, all of the business previously ceded to AXA RE Arizona, with the exception of the GMxB Business, was novated to EQ AZ Life Re Company (“EQ AZ Life Re”), a newly formed captive insurance company organized under the laws of Arizona, which is an indirect wholly-owned subsidiary of Holdings. Following the novation of business to EQ AZ Life Re, AXA RE Arizona was merged with and into Equitable Life. Following AXA RE Arizona’s merger with and into Equitable Life, the GMxB Business is not subject to any new internal or third-party reinsurance arrangements, though in the future Equitable Life may reinsure the GMxB Business with third parties.

AXA RE Arizona novated the Life Business from AXA RE Arizona to EQ AZ Life Re as part of the GMxB Unwind. As a result, EQ AZ Life Re reinsures a 90% quota share of level premium term insurance issued by Equitable Life on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by Equitable Life on or after June 1, 2003 through June 30, 2007 and the Excess Risks.

The GMxB Unwind was considered a pre-existing relationship required to be effectively settled at fair value. The loss relating to this relationship resulted from the settlement of the reinsurance contracts at fair value and the write-off of previously recorded assets and liabilities related to this relationship recorded in the Company’s historical accounts. The pre-tax loss recognized in the second quarter of 2018 was $2.6 billion ($2.1 billion net of tax). The Company wrote-off a $1.8 billion deferred cost of reinsurance asset which was previously reported in Other assets. Additionally, the remaining portion of the loss was determining by calculating the difference between the fair value of the assets received compared to the fair value of the assets and liabilities already recorded within the Company’s consolidated financial statements. The Company’s primary assets previously recorded were reinsurance recoverables, including the reinsurance recoverable associated with GMDB business. There was an approximate $400 million difference between the fair value of the GMDB recoverable compared to its carrying value which is accounted for under ASC 944.

The assets received and the assets removed were as follows:

	As of April 12, 2018
	(in millions)
	Assets Received	Assets Removed
Assets at fair value:
Fixed income securities	$7,083
Short-term investments	205
Money market funds	2
Accrued interest	43
Derivatives	282
Cash and cash equivalents	1,273

Total	$8,888

Deferred cost of reinsurance asset		$1,839
GMDB ceded reserves		2,317
GMIB reinsurance contract asset		7,463
Payable to AXA RE Arizona		270

Total		$11,889

Significant non-cash transactions involved in the GMxB Unwind included: (a) the increase in total investments includes non-cash activities of $7.6 billion for assets received related to the recapture transaction; (b) cancellation of the $300 million surplus note between the Company and AXA RE Arizona; and (c) settlement of the intercompany receivables/payables to AXA RE Arizona of $270 million. In addition, upon merging the remaining assets of AXA Re Arizona into Equitable Life, $1.2 billion of deferred tax assets were recorded on the balance sheet through an adjustment to Capital in excess of par value.

The reinsurance arrangements with EQ AZ Life Re provide important capital management benefits to Equitable Life. At December 31, 2019, the Company’s GMIB reinsurance contract asset with EQ AZ Life Re had carrying values of $327 million and is reported in GMIB contract reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2019 and 2018 totaled approximately $62 million and $100 million, respectively. Ceded claims paid in 2019 and 2018 were $52 million and $78 million, respectively.

Prior to April 2018, Equitable Life reinsured to AXA RE Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA RE Arizona also reinsured a 90% quota share of level premium term insurance issued by Equitable Life on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by Equitable Life on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA RE Arizona provided important capital management benefits to Equitable Life. At December 31, 2017, the Company’s GMIB reinsurance contract asset with AXA RE Arizona had a carrying value of $8.6 billion and was reported in GMIB reinsurance contract asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2017 totaled approximately $454 million. Ceded claims paid in 2017 were $213 million.

Reinsurance Assumed from AXA Affiliates

Prior to 2019, AXA Global Life retroceded a quota share portion of certain life and health risks of various AXA Affiliates to Equitable Life and Equitable America on a one-year term basis. The agreement was closed effective December 31, 2018. Also, AXA Life Insurance Company Ltd. cedes a portion of its variable deferred annuity business to Equitable Life.

Premiums earned in 2019, 2018 and 2017 were $19 million, $20 million and $20 million, respectively. Claims and expenses paid in 2019, 2018 and 2017 were $6 million, $8 million, and $5 million, respectively.

Reinsurance Ceded to AXA Affiliates

Equitable Life entered into a stop loss reinsurance agreement with AXA Global Life (“AGL”) to protect Equitable Life with respect to a deterioration in its claims experience following the occurrence of an extreme mortality event.

Equitable Life also accepts certain retrocession policies through reinsurance agreements with various reinsurers and retrocedes to AGL the excess of its first retention layer.

The Company’s subsidiaries entered into a Life Catastrophe Excess of Loss Reinsurance Agreement (the “Excess of Loss Agreement”) with a number of subscribing reinsurers, which included AGL. AGL participated as a subscribing reinsurer with 5% of the pool, pro rata, across the upper and lower layers through the contract period ending March 31, 2018.

Premiums and expenses paid for the above agreements in 2019, 2018 and 2017 were $3 million, $4 million, and $4 million, respectively.

On September 12, 2018, AXA Group acquired XL Catlin. Prior to the acquisition, Equitable Life had ceded part of our disability income business to XL Catlin and as of December 31, 2019 and 2018, the reserves ceded were $104 million and $93 million, respectively.

Investments in Unconsolidated Equity Interests in AXA Affiliates

As December 31, 2019 and 2018, respectively, the Company held approximately $229 million and $237 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2. These legal entities are related parties of Equitable Life. The Company reflects these equity interest in the consolidated Balance Sheets as Other equity investments. The net assets of these unconsolidated VIEs are approximately $10 billion and $9 billion at December 31, 2019 and 2018, respectively. The Company also has approximately $205 million and $249 million of unfunded commitments at December 31, 2019 and 2018, respectively with these legal entities.

Assumption by Holdings of Obligations of AXA Financial to Equitable Life

On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity. As a result, Holdings assumed AXA Financial’s obligations with respect to the Company, including obligations related to certain benefit plans.

In March 2018, Equitable Life sold its interest in two consolidated real estate joint ventures to AXA France for a total purchase price of approximately $143 million, which resulted in a pre-tax loss of $0.2 million and the elimination of $202 million of long-term debt from the Company’s consolidated balance sheets at December 31, 2018.

Revenues and Expenses for 2019, 2018 and 2017

The table below summarizes the fees received/paid by the Company and the expenses reimbursed to/from the Company in connection with certain services described above for the years ended December 31, 2019, 2018 and 2017.

	Years ended December 31,
	2019	2018	2017
	(in millions)
Revenue received or accrued for:
Investment management and administrative services provided to EQAT, Equitable Premier VIP Trust, 1290 Funds and Other AXA Trusts	$669	$727	$720
General services provided to affiliates(1)	460	463	439
Amounts received or accrued for commissions and fees earned for sale of Equitable America’s insurance products	39	44	45

Total	$1,167	$1,234	$1,204

Expenses paid or accrued for:
Paid or accrued commission and fee expenses for sale of insurance products by AXA Equitable Distribution	$573	$613	$608
General services provided by affiliates(1)	76	109	186
Investment management services provided by AXA IM, AXA REIM and AXA Rosenberg	5	2	5

Total	$654	$724	$799

(1)	Includes AXA Affiliates and affiliates of Holdings.

Contribution to the Equitable Foundation

In November 2019, Equitable Life made a $25 million funding contribution to the Equitable Foundation. The Equitable Foundation is the philanthropic arm of Equitable Life.

13)	EMPLOYEE BENEFIT PLANS

Equitable Life sponsors the following employee benefit plans:

401(k) Plan

Equitable Life sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $22 million, $19 million and $15 million for the years ended December 31, 2019, 2018 and 2017, respectively. In December 2018 the Company announced a 3% Company match for the AXA Equitable 401(k) Plan beginning January 1, 2019. This match will supplement the existing Company contribution on eligible compensation.

Pension Plan

Equitable Life also sponsors the AXA Equitable Retirement Plan (the “AXA Equitable QP”), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory, and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average income over a specified period in the plan. Effective December 31, 2015, primary liability for the obligations of Equitable Life under the AXA Equitable QP was transferred from Equitable Life to AXA Financial, and upon the merger of AXA Financial into Holdings, Holdings assumes primary liability under terms of an Assumption Agreement. Equitable Life remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event Holdings does not perform under the terms of the Assumption Agreement.

The AXA Equitable QP is not governed by a collective-bargaining agreement and is not under a financial improvement plan or a rehabilitation plan. For the years ended December 31, 2019, 2018 and 2017, expenses related to the plan were $21 million, $60 million and $27 million, respectively.

The following table presents the funded status of the plan:

	As of December 31,
	2019	2018
	(in millions)
Legal Name of Plan: AXA Equitable Retirement Plan EIN# 13-5570651
Total Plan Assets	$2,159	$1,993

Accumulated Benefit Obligation	$2,160	$2,039

Funded Status	99.9%	97.8%

Other Benefit Plans

Equitable Life also sponsors a non-qualified retirement plan, a medical and life retiree plan, a post-employment plan and deferred compensation plan. The expenses related to these plans were $47 million, $70 million and $37 million for the years ended December 31, 2019, 2018 and 2017, respectively.

14)	SHARE-BASED COMPENSATION PROGRAMS

Compensation costs for 2019, 2018 and 2017 for share-based payment arrangements as further described herein are as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Performance Shares	$10	$12	$18
Stock Options	3	2	1
AXA Shareplan	—	—	9
Restricted Stock Unit Awards	15	16	2
Other Compensation Plans(1)	—	—	—

Total Compensation Expenses	$28	$30	$30

(1)	Includes stock appreciation rights and employee stock purchase plans.

Since 2018, Holdings has granted equity awards under the Equitable Holdings, Inc. 2018 Omnibus Incentive Plan (the “2018 Omnibus Plan”) and the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan (the “2019 Omnibus Plan”) which were adopted by Holdings on April 25, 2018 and February 28, 2019 respectively. Awards under the 2018 and 2019 Omnibus Plans are linked to Holdings’ common stock. As of December 31, 2019, the common stock reserved and available for issuance under the 2018 and 2019 Omnibus Plans was 12.5 million shares. Holdings may issue new shares or use common stock held in treasury for awards linked to Holdings’ common stock.

Equitable Life’s Participation in Holdings’ Equity Award Plans

Equitable Life’s employees, financial professionals and directors in 2019 and 2018 were granted equity awards under the 2019 and 2018 Omnibus Plans with the exception of the Holdings restricted stock units (“Holdings RSUs”) granted to financial professionals in 2018. All grants discussed in this section will be settled in shares of Holdings’ common stock except for the RSUs granted to financial professionals in 2019 and 2018 which will be settled in cash.

For awards with graded vesting schedules and service-only vesting conditions, including Holdings RSUs and other forms of share-based payment awards, Holdings applies a straight-line expense attribution policy for the recognition of compensation cost. Actual forfeitures with respect to the 2019 and 2018 grants were considered immaterial in the recognition of compensation cost.

Annual Awards Under 2019 and 2018 Equity Programs

Each year, the Compensation Committee of the Holdings’ Board of Directors approves an equity-based award program with awards under the program granted at its regularly scheduled meeting in February. Annual awards under Holdings’

2019 and 2018 equity programs consisted of a mix of equity vehicles including Holdings restricted stock units (“RSUs”), Holdings stock options and Holdings performance shares. If Holdings pays any ordinary dividend in cash, all outstanding Holdings RSUs and performance shares will accrue dividend equivalents in the form of additional Holdings RSUs or performance shares to be settled or forfeited consistent with the terms of the related award.

Holdings RSUs

Holdings RSUs granted to Equitable Life employees under the 2019 and 2018 equity programs vest ratably in equal annual installments over a three-year period. The fair value of the awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Cash-settled Holdings RSUs granted to eligible Equitable Life financial professionals under the 2019 and 2018 equity programs vest ratably in equal installments over a three-year period. The cash payment for each RSU will equal the average closing price for a Holdings share on the NYSE over the 20 trading days immediately preceding the vesting date. These awards are liability-classified and require fair value remeasurement based upon the price of a Holdings share at the close of each reporting period.

Holdings Stock Options

Holdings stock options granted to Equitable Life employees under the 2019 and 2018 equity programs have a three-year graded vesting schedule, with one-third vesting on each of the three anniversaries. The total grant date fair value of Holdings stock options will be charged to expense over the shorter of the vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Holdings Performance Shares

Holdings performance shares granted to Equity Life’s employees under the 2019 and 2018 equity programs are subject to performance conditions and a three-year cliff-vesting. The performance shares consist of two distinct tranches; one based on Holding’s return-on-equity targets (the “ROE Performance Shares”) and the other based on the Holdings’ relative total shareholder return targets (the “TSR Performance Shares”), each comprising approximately one-half of the award. Participants may receive from 0% to 200% of the unearned performance shares granted. The grant-date fair value of the ROE Performance Shares will be established once all of Holdings’ applicable Non-GAAP ROE targets are determined and approved.

The grant-date fair value of the TSR Performance Shares was measured using a Monte Carlo approach. Under the Monte Carlo approach, stock returns were simulated for Holdings and the selected peer companies to estimate the payout percentages established by the conditions of the award. The aggregate grant-date fair value of the unearned TSR Performance Shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Director Awards

Holdings granted unrestricted Holdings shares to non-employee directors of Holdings, Equitable Life in 2019 and 2018. The fair value of these awards was measured using the closing price of Holdings shares on the grant date. These awards immediately vest and all compensation expense is recognized at the grant date.

One-Time Awards Granted in 2018

Transaction Incentive Awards

On May 9, 2018, coincident with the IPO, Holdings granted one-time “Transaction Incentive Awards” to executive officers and certain other R&P employees in the form of 722 thousand Holdings RSUs. Fifty percent of the Holdings RSUs will vest based on service over a two-year period from the IPO date (the “Service Units”), and fifty percent t will vest based on service and a market condition (the “Performance Units”). The market condition is based on share price growth of at least 130% or 150% within a two or five-year period, respectively. If the market condition is not achieved, 50% of the Performance Units may still vest based on five years of continued service and the remaining Performance Units will be forfeited.

The grant-date fair value of half of the Performance Units, was at the $20 IPO price for a Holdings share as employees are still able to vest in these awards even if the share price growth targets are not achieved. The resulting compensation expense is recognized over the five-year requisite service period. The grant-date fair value of $16.47 was used to value the remaining half of the Performance Units that are subject to risk of forfeiture for non-achievement of the Holdings share price conditions. The grant date fair value was measured using Monte Carlo simulation from which a five-year requisite service period was derived, representing the median of the distribution of stock price paths on which the market condition is satisfied.

Special IPO Grant

Also, on May 9, 2018, Holdings made a grant of 357 thousand Holdings RSUs to Equitable Life employees and financial professionals, or 50 restricted stock units to each eligible individual, that cliff vested on November 9, 2018. The grant-date fair value of the award was measured using the $20 IPO price for a Holdings share and all compensation expense was recognized as of November 9, 2018.

Prior Equity Award Grants and Settlements

In 2017 and prior years, equity awards for employees, financial professional and directors were available under the umbrella of AXA’s global equity program. Accordingly, equity awards granted in 2017 and prior years were linked to AXA’s stock.

Employees were granted AXA ordinary share options each year under the AXA Stock Option Plan for AXA Financial Employees and Associates (the “Stock Option Plan”). There is no limitation in the Stock Option Plan on the number of shares that may be issued pursuant to option or other grants.

Employees were also granted AXA performance shares under the AXA International Performance Shares Plan established for each year (the “Performance Share Plan”) and financial professionals were granted performance units under the AXA Advisors Performance Unit Plan established for each year.

The fair values of these prior awards are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards that are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2019 and 2018 was $43 million and $32 million, respectively.

2017 Performance Shares Grant

Under the terms of the 2017 Performance Share Plan, AXA awarded performance shares to Equitable Life employees. The extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and select businesses are achieved will determine the number of performance shares earned. For all Equitable Life employees, the number of performance shares earned may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date.

2017 Performance Units Grant

Under the terms of the AXA Advisors Performance Unit Plan performance units were granted to Equitable Life financial professionals. The performance units will be cash settled and are remeasured until settlement of the awards. The performance units will be earned based on meeting pre-established performance metrics tied to achievement of specific sale and earnings goals. For all awards, the number of performance units earned may vary between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the fourth anniversary of the award date.

2017 Stock Options Grant

On June 21, 2017, 0.5 million options to purchase AXA ordinary shares were granted to Equitable Life employees under the terms of the Stock Option Plan with a ten-year term. All of those options have a five-year graded schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total awarded on June 21, 2017, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period.

Other Grants

Prior to the IPO, non-officer directors of Holdings and certain subsidiaries were granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually under The Equity Plan for Directors.

The Company has also granted AXA restricted stock units (“AXA RSUs”) to certain executives. The AXA RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

Summary of Stock Option Activity

A summary of activity in the AXA and Holdings option plans during 2019 follows:

	Options Outstanding
	EQH Shares		AXA Ordinary Shares		AXA ADRs(2)
	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price

Options Outstanding at January 1, 2019	835	$21.34	2,609	€18.20	15	$15.37
Options granted	1,251	$18.74	156	€21.60	—	$—
Options exercised	23	$21.34	856	€16.40	15	$15.37
Options forfeited, net	133	$20.29	182	€19.72	—	$—
Options expired	—	$—	—	€—	—	$—

Options Outstanding at December 31, 2019	1,930	$19.73	1,727	€20.09	—	$—

Aggregate Intrinsic Value(1)		$9,755		€8,661		$—

Weighted Average Remaining Contractual Term (in years)	8.85		5.20		—

Options Exercisable at December 31, 2019	250	$21.34	1,527	€19.74	—	$—

Aggregate Intrinsic Value(1)		$859		€8,207		$—

Weighted Average Remaining Contractual Term (in years)	8.43		4.85		—

(1)

Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2019 of the respective underlying shares over the strike prices of the option awards. For awards with strike prices higher then market prices, intrinsic value is shown as zero.

(2)

AXA ordinary shares will be delivered to participants in lieu of AXA ADRs at exercise or maturity. For the purpose of estimating the fair value of Holdings and AXA stock option awards, the Black-Scholes is used. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase Holdings and AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2019, 2018 and 2017.

	EQH Shares(1)		AXA Ordinary Shares(2)
	2019	2018	2019	2018	2017

Dividend yield	2.77%	2.44%	NA	NA	6.49%
Expected volatility	25.70%	25.40%	NA	NA	26.6%
Risk-free interest rates	2.49%	2.83%	NA	NA	0.33%
Expected life in years	5.8	9.7	NA	NA	8.1
Weighted average fair value per option at grant date	$3.82	$4.61	NA	NA	$2.06

(1)

The expected volatility is based on historical selected peer data, the weighted average expected term is determined by using the simplified method due to lack of sufficient historical data, the expected dividend yield based on Holdings’ expected annualized dividend, and the risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term.

(2)

The expected AXA dividend yield is based on market consensus. AXA share price volatility is estimated on the basis of implied volatility, which is checked against an analysis of historical volatility to ensure consistency. The risk-free interest rate is based on the Euro Swap Rate curve for the appropriate term. The effect of expected early exercise is taken into account through the use of an expected life assumption based on historical data.

As of December 31, 2019, approximately $0.4 million of unrecognized compensation cost related to AXA unvested stock option awards is expected to be recognized by the Equitable Life over a weighted-average period of 0.7 years. Approximately $3 million of unrecognized compensation cost related to Holdings unvested stock option awards is expected to be recognized by the Equitable Life over a weighted average period of 0.8 years.

Restricted Awards

The market price of a Holdings share is used as the basis for the fair value measure of a Holdings RSU. For purposes of determining compensation cost for stock-settled Holdings RSUs, fair value is fixed at the grant date until settlement, absent modification to the terms of the award. For liability-classified cash-settled Holdings and AXA RSUs, fair value is remeasured at the end of each reporting period.

At December 31, 2019, approximately 1.8 million Holdings RSUs and AXA ordinary share unit awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $19 million and is expected to be recognized over a weighted-average period of 1.08 years.

Following table summarizes Holdings restricted share units and AXA ordinary share unit activity for 2019.

	Shares of Holdings Restricted Stock	Weighted Average Grant Date Fair Value	Shares of AXA Restricted Stock	Weighted Average Grant Date Fair Value
Unvested as of January 1, 2019	1,259,059	$21.00	48,334	$20.38
Granted	1,007,057	$18.22	—	$—
Forfeited	125,915	$19.74	—	$—
Vested	334,900	$20.51	29,054	$21.35

Unvested as of December 31, 2019	1,805,301	$19.35	19,280	$19.20

Performance Awards

At December 31, 2019, approximately 2.5 million Holdings and AXA performance awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $10 million and is expected to be recognized over a weighted-average period of 0.64 years.

The following table summarizes Holdings and AXA performance awards activity for 2019.

	Shares of Holdings Performance Awards	Weighted- Average Grant Date Fair Value	Shares of AXA Performance Awards	Weighted- Average Grant Date Fair Value
Unvested as of January 1, 2019	166,552	$23.17	3,159,577	$20.10
Granted	243,041	$19.67	149,757	$20.70
Forfeited	25,952	$21.77	210,329	$20.20
Vested	—	$—	944,945	$20.23

Unvested as of December 31, 2019	383,641	$21.05	2,154,059	$20.08

Employee Stock Purchase Plans

Holdings Stock Purchase Plan

Under the Equitable Holdings, Inc. Stock Purchase Program (“SPP”) participants are able to contribute up to 100% of their eligible compensation and receive a matching contribution in cash equal to 15% of their payroll contribution, which is used to purchase Holdings shares. Purchases are made at the end of each month at the prevailing market rate.

AXA Shareplan 2017

In 2017, eligible employees of participating AXA subsidiaries were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2017. Investment Option A permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of €20.19 per share. Investment Option B permitted participants to purchase AXA ordinary shares at an 8.98% formula discounted price of €22.96 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. All subscriptions became binding and irrevocable on October 17, 2017.

15)	INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Income tax (expense) benefit:
Current (expense) benefit	$295	$234	$(6)
Deferred (expense) benefit	289	212	1,216

Total	$584	$446	$1,210

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 21%, 21% and 35% for 2019, 2018 and 2017, respectively. The sources of the difference and their tax effects are as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Expected income tax (expense) benefit	$510	$311	$(542)
Noncontrolling interest	1	(1)	—
Non-taxable investment income	73	104	241
Tax audit interest	(14)	(11)	(6)
State income taxes	(2)	(1)	(3)
Tax settlements/uncertain tax position release	12	—	221
Change in tax law	—	46	1,308
Other	4	(2)	(9)

Income tax (expense) benefit	$584	$446	$1,210

In accordance with Staff Accounting Bulletin No. 118 (“SAB 118”), the Company recorded provisional estimates for the income tax effects of the Tax Cuts and Jobs Act (the “Tax Reform Act”) in 2017 and refined those estimates in 2018. The impact of the Tax Reform Act primarily related to the revaluation of deferred tax assets and liabilities.

During the second quarter of 2017, the Company agreed to the Internal Revenue Service’s Revenue Agent’s Report for its consolidated 2008 and 2009 Federal corporate income tax returns. The impact on the Company’s financial statements and unrecognized tax benefits was a tax benefit of $221 million.

The components of the net deferred income taxes are as follows:

	As of December 31,
	2019		2018
	Assets	Liabilities	Assets	Liabilities
	(in millions)

Compensation and related benefits	$51	$—	$47	$—
Net operating loss	44	—	239	—
Reserves and reinsurance	944	—	16	—
DAC	—	716	—	864
Unrealized investment gains (losses)	—	639	123	—
Investments	640	—	622	—
Tax credits	—	—	314	—
Other	—	73	14	—

Total	$1,679	$1,428	$1,375	$864

The Company had $314 million of AMT credits for the year ended December 31, 2018 and expects those credits to be currently utilized or refunded.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Balance at January 1,	$273	$205	$444
Additions for tax positions of prior years	24	98	28
Reductions for tax positions of prior years	—	(30)	(234)
Settlements with tax authorities	—	—	(33)

Balance at December 31,	$297	$273	$205

Unrecognized tax benefits that, if recognized, would impact the effective rate	$222	$202	$172

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2019 and 2018 were $55 million and $41 million, respectively. For 2019, 2018 and 2017, respectively, there were $14 million, $18 million and $(44) million in interest expense (benefit) related to unrecognized tax benefits.

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2019, tax years 2010 and subsequent remain subject to examination by the IRS.

16)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in income (loss). The balances for the past three years follow:

	December 31,
	2019	2018	2017
	(in millions)

Unrealized gains (losses) on investments(1)	$1,597	$(484)	$581
Defined benefit pension plans(2)	(5)	(7)	(51)

Total accumulated other comprehensive income (loss) from continuing operations	1,592	(491)	530

Less: Accumulated other comprehensive income (loss) attributable to discontinued operations, net of noncontrolling interest	—	—	(68)

Accumulated other comprehensive income (loss) attributable to Equitable Life	$1,592	$(491)	$598

(1)	2018 includes a $86 million decrease to Accumulated other comprehensive loss from the impact of adoption of ASU 2018-02.
(2)	2018 includes a $3 million increase to Accumulated other comprehensive loss from the impact of adoption of ASU 2018-02.

The components of OCI, net of taxes for the years ended December 31, 2019, 2018 and 2017, net of tax, follow:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the year(3)	$3,052	$(1,663)	$741
(Gains) losses reclassified to Net income (loss) during the year(1)	(160)	(4)	8

Net unrealized gains (losses) on investments	2,892	(1,667)	749
Adjustments for policyholders’ liabilities, DAC, insurance liability loss recognition and other	(811)	437	(165)

Change in unrealized gains (losses), net of adjustments (net of deferred income tax expense (benefit) of $547, $(310), and $244)	2,081	(1,230)	584

Change in defined benefit plans:
Reclassification to Net income (loss) of amortization of net prior service credit included in net periodic cost(2)	2	(4)	(5)

Change in defined benefit plans (net of deferred income tax expense (benefit) of $0, $0, and $(2))	2	(4)	(5)

Total other comprehensive income (loss), net of income taxes from continuing operations	2,083	(1,234)	579
Other comprehensive income (loss) from discontinued operations, net of income taxes(3)	—	—	23

Other comprehensive income (loss) attributable to Equitable Life	$2,083	$(1,234)	$602

(1)

See “Reclassification adjustments” in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(43) million, $(1) million and $(5) million for the years ended December 31, 2019, 2018 and 2017, respectively.

(2)

These AOCI components are included in the computation of net periodic costs (see “Employee Benefit Plans” in Note 13). Reclassification amounts presented net of income tax expense (benefit) of $0 million, $0 million and $2 million for the years ended December 31, 2019, 2018 and 2017, respectively.

(3)	Includes reclassification related to Discontinued Operations in 2017.

Investment gains and losses reclassified from AOCI to Net income (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to Net income (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefits in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

17)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2019, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date to be up to approximately $100 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

In August 2015, a lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O’Donnell, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from Equitable Life, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that Equitable Life implemented the volatility management strategy in violation of applicable law. Plaintiff seeks an award of damages individually and on a class-wide basis, and costs and disbursements, including attorneys’ fees, expert witness fees and other costs. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York. In March 2017, the Southern District of New York granted Equitable Life’s motion to dismiss the complaint. In April 2017, the plaintiff filed a notice of appeal. In April 2018, the United States Court of Appeals for the Second Circuit reversed the trial court’s decision with instructions to remand the case to Connecticut state court. In September 2018, the Second Circuit issued its mandate, following Equitable Life’s notification to the court that it would not file a petition for writ of certiorari. The case was transferred in December 2018 and is pending in Connecticut Superior Court, Judicial District of Stamford. We are vigorously defending this matter.

In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc. v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of universal life (“UL”) policies subject to Equitable Life’s COI rate increase. In early 2016, Equitable Life raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. A second putative class action was filed in Arizona in 2017 and consolidated with the Brach matter. The current consolidated amended class action complaint alleges the following claims: breach of contract; misrepresentations by Equitable Life in violation of Section 4226 of the New York Insurance Law; violations of New York General Business Law Section 349; and violations of the California Unfair Competition Law, and the California Elder Abuse Statute. Plaintiffs seek; (a) compensatory damages, costs, and, pre- and post-judgment interest; (b) with respect to their claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiffs and the putative class; and (c) injunctive relief and attorneys’ fees in connection with their statutory claims. Five other federal actions challenging the COI rate increase are also pending against Equitable Life and have been coordinated with the Brach action for the purposes of pre-trial activities. They contain allegations similar to those in the Brach action as well as additional allegations for violations of various states’ consumer protection statutes and common law fraud. Three actions are also pending against Equitable Life in New York state court. Equitable Life is vigorously defending each of these matters.

Obligations under Funding Agreements

As a member of the FHLBNY, Equitable Life has access to collateralized borrowings. It also may issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require Equitable Life to pledge qualified mortgage-backed assets and/or government securities as collateral. Equitable Life issues short-term funding agreements to the FHLBNY and uses the funds for asset, liability, and cash management purposes. Equitable Life issues long-term funding agreements to the FHLBNY and uses the funds for spread lending purposes.

Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral. Equitable Life has purchased FHLBNY stock of $322 million and pledged collateral with a carrying value of $9.8 billion as of December 31, 2019.

Funding agreements are reported in Policyholders’ account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see “Derivative and offsetting assets and liabilities” included in Note 4. The table below summarizes the Company’s activity of funding agreements with the FHLBNY.

Change in FHLBNY Funding Agreements during the Years Ended December 31, 2019 and 2018

	Outstanding Balance at December 31, 2018	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Outstanding Balance at December 31, 2019
	(in millions)
Short-term funding agreements:
Due in one year or less	$1,640	$29,330	$26,420	$58	$4,608
Long-term funding agreements:
Due in years two through five	1,569	—	—	77	1,646
Due in more than five years	781	—	—	(135)	646

Total long-term funding agreements	2,350	—	—	(58)	2,292

Total funding agreements(1)	$3,990	$29,330	$26,420	$—	$6,900

	Outstanding Balance at December 31, 2017	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Outstanding Balance at December 31, 2018
	(in millions)
Short-term funding agreements:
Due in one year or less	$500	7,980	$6,990	$150	$1,640
Long-term funding agreements:
Due in years two through five	1,621	—	—	(52)	1,569
Due in more than five years	879	—	—	(98)	781

Total long-term funding agreements	2,500	—	—	(150)	2,350

Total funding agreements(1)	$3,000	$7,980	$6,990	$—	$3,990

(1)

The $9 million, $11 million and $14 million difference between the funding agreements carrying value shown in fair value table for 2019, 2018 and 2017, respectively, reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements’ borrowing rates.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2019, these arrangements include commitments by the Company to provide equity financing of $1 billion (including $225 million with affiliates ) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

The Company is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, the Company owns single premium annuities issued by previously wholly-owned life insurance subsidiaries. The Company has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly-owned subsidiaries be unable to meet their obligations. Management believes the need for the Company to satisfy those obligations is remote.

The Company had $17 million of undrawn letters of credit related to reinsurance at December 31, 2019. The Company had $260 million of commitments under existing mortgage loan agreements at December 31, 2019.

Pursuant to certain assumption agreements (the “Assumption Agreements”), AXA Financial legally assumed primary liability from Equitable Life for all current and future liabilities of Equitable Life under certain employee benefit plans that provide participants with medical, life insurance and deferred compensation benefits as well as under the AXA Equitable Retirement plan, a frozen qualified pension plan. Equitable Life remains secondarily liable for its obligations under these plans and would recognize such liabilities in the event AXA Financial does not perform under the terms of the Assumption

Agreements. On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity. See Note 1 for further information.

18)	INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

For 2019, 2018 and 2017, respectively, Equitable Life’s statutory net income (loss) totaled $3.9 billion, $3.1 billion and $748 million. Statutory surplus, Capital stock and Asset Valuation Reserve (“AVR”) totaled $8.7 billion and $7.9 billion at December 31, 2019 and 2018, respectively. At December 31, 2019, Equitable Life, in accordance with various government and state regulations, had $58 million of securities on deposit with such government or state agencies.

In 2019, Equitable Life paid to its direct parent which subsequently distributed such amount to Holdings an ordinary shareholder dividend of $1.0 billion. In 2018, Equitable Life paid to its direct parent which subsequently distributed such amount to Holdings an ordinary shareholder dividend of $1.1 billion. Also, in 2018, Equitable Life transferred its interests in ABLP, AB Holding and the General Partner to Alpha Units Holdings, Inc., a newly formed subsidiary, and distributed the shares of that subsidiary to its direct parent which subsequently distributed such shares to Holdings (the “AB Ownership Transfer”). The AB Ownership transfer was considered an extraordinary dividend of $1.7 billion representing the equity value of Alpha Units Holdings, Inc. In connection with the AB Ownership Transfer, Equitable Life paid an extraordinary cash dividend of $572 million and issued a surplus note to Holdings in the same amount. Equitable Life repaid the outstanding principal balance of the surplus note in March 2019.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of New York State, Equitable Life is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to Holdings.

New York State insurance law provides that a stock life insurer may not, without prior approval of the New York State Department of Financial Services (“NYDFS”), pay a dividend to its stockholders exceeding an amount calculated under one of two standards (the “Standards”). The first standard allows payment of an ordinary dividend out of the insurer’s earned surplus (as reported on the insurer’s most recent annual statement) up to a limit calculated pursuant to a statutory formula, provided that the NYDFS is given notice and opportunity to disapprove the dividend if certain qualitative tests are not met (the “Earned Surplus Standard”). The second standard allows payment of an ordinary dividend up to a limit calculated pursuant to a different statutory formula without regard to the insurer’s earned surplus. Dividends exceeding these prescribed limits require the insurer to file a notice of its intent to declare the dividends with the NYDFS and prior approval or non-disapproval from the NYDFS.

In applying the Standards, Equitable Life could pay ordinary dividends up to approximately $2.4 billion during 2020.

Intercompany Reinsurance

The company receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re holds assets in an irrevocable trust (the “EQ AZ Life Re Trust”). As of December 31, 2019, EQ AZ Life Re holds $1.2 billion of assets in the EQ AZ Life Re Trust and letters of credit of $2.1 billion that are guaranteed by Holdings. Under the reinsurance transactions, EQ AZ Life Re is permitted to transfer assets from the EQ AZ Life Re Trust under certain circumstances. The level of statutory reserves held by EQ AZ Life Re fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or additional letters of credit be secured, which could adversely impact EQ AZ Life Re’s liquidity.

Prescribed and Permitted Accounting Practices

At December 31, 2019 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2019.

The Company cedes a portion of their statutory reserves to EQ AZ Life Re, a captive reinsurer, as part of the Company’s capital management strategy. EQ AZ Life Re prepares financial statements in a special purpose framework for statutory reporting.

Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles (“SAP”) and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; and (i) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)	DISCONTINUED OPERATIONS

Distribution of AllianceBernstein to Holdings

Effective December 31, 2018, the Company and its subsidiaries transferred all economic interests in the business of AB to a newly created entity, Alpha Unit Holdings, LLC (“Alpha”). The Company distributed all equity interests in Alpha to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of Holdings. The AB transfer and subsequent distribution of Alpha equity interests (“the AB Business Transfer”) removed the authority to control the business of AB and as such AB’s operations are now reflected as a discontinued operation in the Company’s consolidated financial statements in all periods presented. Prior to the fourth quarter of 2018, the Company reported the operations of AB as its Investment Management and Research segment.

In connection with the transfer, the Company paid an extraordinary dividend in cash to Holdings in the amount of $572 million. The Company also issued a one-year senior surplus note to Holdings for $572 million that was repaid on March 5, 2019. See Note 12 for details of the senior surplus note.

Transactions Prior to Distribution

Intercompany transactions prior to the AB Business Transfer between the Company and AB were eliminated and excluded from the consolidated statements of income (loss) and consolidated balance sheets.

The table below presents AB’s revenues recognized in 2018 and 2017, disaggregated by category:

	Years Ended December 31,
	2018	2017
	(in millions)
Investment management, advisory and service fees:
Base fees	$2,156	$2,025
Performance-based fees	118	95
Research services	439	450
Distribution services	419	412
Other revenues:
Shareholder services	76	75
Other	35	42

Total investment management and service fees	$3,243	$3,099

Transactions Ongoing after Distribution

After the AB Business Transfer, services provided by AB will consist primarily of an investment management service agreement and will be included in investment expenses and identified as a related party transaction.

Discontinued Operations

The following table presents the amounts related to the Net income (loss) of AB that has been reflected in Discontinued operations:

	Years Ended December 31,
	2018	2017
	(in millions)
REVENUES
Net derivative gains (losses)	$12	$(24)
Net investment income (loss)	24	142
Investment management and service fees	3,243	3,099
Other income	—	—

Total revenues	$3,279	$3,217

BENEFITS AND OTHER DEDUCTIONS
Compensation and benefits	$1,370	$1,307
Commissions and distribution related payments	427	415
Interest expense	8	6
Other operating costs and expenses	727	789

Total benefits and other deductions	2,532	2,517

Income (loss) from discontinued operations, before income taxes	747	700
Income tax (expense) benefit	(69)	(82)

Net income (loss) from discontinued operations, net of taxes	678	618
Less: Net (income) loss attributable to the noncontrolling interest	(564)	(533)

Net income (loss) from discontinued operations, net of taxes and noncontrolling interest	$114	$85

20)	REDEEMABLE NONCONTROLLING INTEREST

The changes in the components of redeemable noncontrolling interests were:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Balance, beginning of period	$39	$25	$10
Net earnings (loss) attributable to redeemable noncontrolling interests	5	(2)	1
Purchase/change of redeemable noncontrolling interests	(5)	16	14

Balance, end of period	$39	$39	$25

21)	QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The unaudited quarterly financial information for the years ended December 31, 2019 and 2018 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in millions)
2019
Total revenues	$690	$2,071	$1,946	$441

Total benefits and other deductions	$1,680	$1,753	$2,383	$1,762

Net income (loss)	$(828)	$265	$(262)	$(1,021)

2018
Total revenues	$1,139	$1,621	$27	$4,164

Total benefits and other deductions	$1,512	$4,278	$763	$1,879

Net income (loss)	$(264)	$(2,084)	$(509)	$1,936

Net Income (Loss) Volatility

With the exception of the GMxB Unwind during the second quarter of 2018 that is further described in Note 12, the fluctuation in the Company’s quarterly Net income (loss) during 2019 and 2018 is not due to any specific events or transactions, but instead is driven primarily by the impact of changes in market conditions on the Company’s liabilities associated with GMxB features embedded in its variable annuity products, partially offset by derivatives the Company has in place to mitigate the movement in those liabilities. As those derivatives do not qualify for hedge accounting treatment, volatility in Net income (loss) result from the changes in fair value of the derivatives being recognized in the period in which they occur, with offsetting changes in the liabilities being partially recognized in the current period. An additional source of Net income (loss) volatility is the impact of the Company’s annual actuarial assumption review. See Note 2, Significant Accounting Policies — Assumption Updates, for further detail of the impact of assumption updates on Net income (loss) in 2019 and 2018.

Discontinued Operations

In addition, as further described in Note 19, as a result of the AB Business Transfer effective as of December 31, 2018, AB’s operations are now reflected as Discontinued operations in the Company’s consolidated financial statements. The financial information for prior periods presented in the consolidated financial statements have been adjusted to reflect AB as Discontinued operations.

22)	SUBSEQUENT EVENTS

None.

AXA EQUITABLE LIFE INSURANCE COMPANY

SCHEDULE I

SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2019

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed Maturities:
U.S. government, agencies and authorities	$14,385	$15,231	$14,385
State, municipalities and political subdivisions	584	649	584
Foreign governments	460	490	460
Public utilities	4,618	4,895	4,618
All other corporate bonds	37,729	39,569	37,729
Residential mortgage-backed	161	173	161
Asset-backed	843	844	843
Redeemable preferred stocks	498	511	498

Total fixed maturities	59,278	62,362	59,278
Mortgage loans on real estate(2)	12,090	12,317	12,090
Real estate held for the production of income	27	27	27
Policy loans	3,270	4,199	3,270
Other equity investments	1,149	1,149	1,149
Trading securities	6,376	6,598	6,598
Other invested assets	2,129	2,129	2,129

Total Investments	$84,319	$88,781	$84,541

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by valuation allowance.

AXA EQUITABLE LIFE INSURANCE COMPANY

SCHEDULE IV

REINSURANCE(1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2019
Life insurance in-force	$392,420	$66,770	$31,699	$357,349	8.9%

Premiums:
Life insurance and annuities	$825	$99	$185	$911	20.3%
Accident and health	43	27	9	25	36.0%

Total Premiums	$868	$126	$194	$936	20.7%

2018
Life insurance in-force	$390,374	$69,768	$30,322	$350,928	8.6%

Premiums:
Life insurance and annuities	$787	$128	$177	$836	21.2%
Accident and health	49	32	9	26	34.6%

Total Premiums	$836	$160	$186	$862	21.6%

2017
Life insurance in-force	$392,926	$73,843	$30,300	$349,383	8.7%

Premiums:
Life insurance and annuities	$826	$135	$186	$877	21.2%
Accident and health	54	36	9	27	33.3%

Total Premiums	$880	$171	$195	$904	21.6%

(1)	Includes amounts related to the discontinued group life and health business.

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following Financial Statements are included in Part B of the Registration Statement:

The Financial Statements of AXA Equitable Life Insurance Company and Separate Account No. 206 are included in the Statement of Additional Information.

(b)	Exhibits.
The following exhibits correspond to those required by paragraph(b) of item 24 as to exhibits in Form N-4:

1.		Board of Directors Resolutions.

Action, dated April 6, 1999 regarding the establishment of Separate Account 206, dated April 6, 1999 pursuant to Resolution Nos. 21-69, B46-70, B42-84 and B57-91, previously filed with this Registration Statement, File No. 333-77117, on October 26, 1999.

2.		Custodial Agreements.

Not Applicable.

3.		Underwriting Contracts.

	(a)	Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor’s Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7,2003.

	(a)(i)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

	(a)(ii)	Amendment No. 2, dated July 9,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

	(a)(iii)	Amendment No. 3, dated October 1,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

	(a)(iv)	Amendment No. 4, dated May 1,2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

	(a)(v)	Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

	(a)(vi)	Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ. Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

	(a)(vii)	Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

	(a)(viii)	Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

	(a)(ix)	Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

	(a)(x)	Amendment No. 10, dated January 15, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

	(a)(xi)	Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

	(a)(xii)	Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

	(a)(xiii)	Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

	(a)(xiv)	Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

	(a)(xv)	Amendment No. 15, dated June 7, 2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

	(a)(xvi)	Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2013.

	(a)(b)(i)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

(a)(b)(ii)

Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iii)

Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

	(a)(b)(iv)	Amendment No. 3, dated as of April 4, 2014 (“Amendment No. 3”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

	(a)(b)(v)	Amendment No. 4, dated as of June 1, 2014 (“Amendment No. 4”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

	(a)(b)(vi)	Amendment No. 5, dated as of July 16, 2014 (“Amendment No. 5”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

	(a)(b)(vii)	Amendment No. 6, dated as of April 30, 2015 (“Amendment No. 6”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

	(a)(b)(viii)	Amendment No. 7, dated as of December 21, 2015 (“Amendment No. 7”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

	(a)(b)(ix)	Amendment No. 8, dated as of December 9, 2016 (“Amendment No. 8”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

	(a)(b)(x)	Amendment No. 9 dated as of May 1, 2017 (“Amendment No. 9”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

	(a)(b)(xi)	Amendment No. 10 dated as of November 1, 2017 (“Amendment No. 10”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

	(a)(b)(xii)	Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

	(a)(b)(xiii)	Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

	(b)	Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 811-10509, 333-70754) on Form N-1A filed on December 10, 2001.

	(b)(i)	Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

	(b)(ii)	Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

	(b)(iii)	Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

	(b)(iv)	Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

	(b)(v)	Amendment No. 1 dated as of October 21, 2013, to the Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

	(b)(vi)	Amendment No. 2, dated as of April 18, 2014 (“Amendment No. 2”) to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

	(b)(vii)	Amendment No. 3, dated as of July 8, 2014 (“Amendment No. 3”) to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

	(b)(viii)	Amendment No. 4, dated as of December 10, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

	(b)(ix)	Amendment No. 5, dated as of September 26, 2015 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form 485 (b) (File No. 333-70754) filed on April 26, 2016.

	(c)	General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

	(c)(i)	First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

	(c)(ii)	Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

	(c)(iii)	Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

	(c)(iv)	Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(c)(v)

Fifth Amendment dated as of November  1, 2006, to General Agent Sales Agreement dated as of January  1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form  N-4 (File No. 333-05593) filed on April 24, 2012.

	(c)(vi)	Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

	(c)(vii)	Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed April 20, 2009.

	(c)(viii)	Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

	(c)(ix)	Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

	(c)(x)	Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

	(c)(xi)	Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

	(c)(xii)	Twelfth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

	(c)(xiii)	Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

	(c)(xiv)	Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

	(c)(xv)	Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

	(c)(xvi)	Seventeenth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) “) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

	(c)(xvii)	Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1, 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

	(d)	Distribution and Servicing Agreement among Equico Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, incorporated by reference to Exhibit No. 3(c) to Registration Statement (File No. 2-74667) filed on Form N-4 on August 3, 1998.

	(e)	Servicing Agreement among Legg Mason Wood Walker (“Legg Mason”) and Equitable Life Assurance Society dated July 12, 2002 previously filed with this Registration Statement, File No. 333-104774, on April 25, 2003.

	(f)	Servicing Agreement among Equitable Life Assurance Society, Strong Investor Services, Inc. and Strong Investments Inc. dated July 22, 2002 previously filed with this Registration Statement, File No. 333-104774, on April 25, 2003.

	(g)	Administrative Services Agreement as of July 20, 2016 by and among AXA Equitable Life Insurance Company and 1290 Funds, incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

	(g)(i)	Amendment No. 1 to the Administrative Services Agreement effective as of March 1, 2018 to the Administrative Services Agreement dated as of July 20, 2016 by and among AXA Equitable Life Insurance Company and 1290 Funds incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

4.		Contracts. (Including Riders and Endorsements)

	(a)	Exhibit 6(a)(2) (Group Annuity Contract AC 2100, as amended and restated effective February 1, 1991 on contract Form No. APC 1,000- 91, among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-40162, filed December 20, 1991.

	(b)	Rider No. 1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans

and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(c)	Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(d)

Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

(e)	Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

(f)	Form of Rider No. 5 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

(g)	Form of Rider No. 6 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, previously filed with Registration Statement on Form N-4 No. 33-63113 on September 29, 1995.

(h)	Form of Rider No. 7 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed on November 21, 1995.

(i)	Form of Rider No. 8 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-01301 on Form N-4 of Registrant filed April 30, 1996.

(j)	Form of Rider No. 9 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration Statement No. 333-25807 on form N-4, filed on April 24, 1997.

(k)	Form of Rider No. 10 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 28, 2006.

(l)	Form of Rider No. 11 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 28, 2006.

(m)	Form of Rider No. 12 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 28, 2006.

	(n)	Form of Rider No. 13 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 28, 2006.

	(o)	Form of Rider No. 14 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 28, 2006.

	(p)	Form of Rider 15 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Exhibit 6(p) to Registration Statement No. 333-124408 on Form N-3, filed on April 27, 2007.

	(q)	Form of Rider 1 Attached to and made part of Group Annuity Contract No. AC [5108] between AXA Equitable Life Insurance Company (“AXA Equitable”) and [Reliance Trust Company, As Trustee], Contract Holder (Form No. 2014ADAREV), previously filed with this Registration Statement on Form N-4 (File No. 333-142455) on April 23, 2015.

	(r)	Form of Rider 2 Attached to and made part of Group Annuity Contract No. AC [5108] Between AXA Equitable Life Insurance Company (“AXA Equitable”) AND [Reliance Trust Company, As Trustee], Contract Holder (Form No. 2015ADAREV), previously filed with this Registration Statement on Form N-4 (File No. 333-142455) on April 20, 2017.

5.		Applications.

	(a)	Exhibit 11(a)(2) (Form of American Dental Association Members Retirement Plan, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

	(b)	Exhibit 11(g)(2) (Form of American Dental Association Members Retirement Trust, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

	(c)	Exhibit 11(i) (Form of First Amendment to the American Dental Association Members Retirement Trust), incorporated by reference to Post-Effective

Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

	(d)	Exhibit 11(o) (Copy of Administration Services Agreement, dated May 1, 1994, among The Equitable Life Assurance Society of the United States, the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and the Council of Insurance of the American Dental Association), incorporated by reference to Registration Statement No. 33-75614 on Form N-3 of Registrant, filed February 23, 1994.

	(e)	Exhibit 11(j) (Copy of American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

	(f)	Exhibit 11(k) (Form of First Amendment to the American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

(g)

Form of Basic Plan Document (No. 1) for the Volume Submitter Plan as filed with the Internal Revenue Service in November 2003, incorporated herein by reference to Exhibit 7(m) to the Registration Statement File No. 333-114882 on Form N-3 with respect to Separate Account 4, filed on April 27, 2004.

	(h)	Membership Retirement Program Form of IRS Pre-Approved Defined Contribution Prototype Plan and Trust Basic Plan Document [DC-BPD #03] as filed with the Internal Revenue Service in April 2012, is incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

	(i)	ADA Members Retirement Program Group Annuity Application (Form No. 2014 APP ADA), previously filed with this Registration Statement on Form N-4 (File No. 333-142455) on April 23, 2015.

	(j)	ADA Members Retirement Program Group Annuity Application (Form No. 2015 APP ADA), filed with this Registration Statement on From N-4 (File No. 333-142455) on April 24, 2020.

6.		Depositor’s Certificate of Incorporation And By-Laws.

	(a)	Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

	(b)	By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

7.		Reinsurance Contracts. Not Applicable.

8.		Participation Agreements.

	(a)	Exhibit 7(a) (Form of Participation Agreement for the standardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

	(b)	Exhibit 7(b) (Form of Participation Agreement for the nonstandardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

	(c)	Exhibit 7(e) (Copy of Attachment to Profit Sharing Participation Agreement under the American Dental Association Members Retirement Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

	(d)	Exhibit 7(e)(2) (Form of Participant Enrollment Form under the ADA Program), incorporated by reference to Post-Effective Amendment No. 2 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 2l, l987.

	(e)	Exhibit 7(v) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

	(f)	Exhibit 7(w) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post- Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

	(g)	Exhibit 7(x) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

	(h)	Buy-Sell Agreement by and among the Trustees of the American Dental Association Members Retirement Trust and of the American Dental Association Members Pooled Trust for Retirement Plans, The Equitable Life Assurance Society of the United States, Templeton Funds, Inc. and Templeton Funds Distributor, Inc., incorporated by reference to Registration Statement No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

	(i)	Amended and Restated Buy-Sell Agreement effective April 17, 1995 between The Equitable Life Assurance Society of the United States and Franklin Templeton Distributors, Inc., incorporated by reference to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed April 28, 1995.

	(j)	ADA Membership Retirement Program Enrollment Form, previously filed with this Registration Statement (File No. 333-142455) on April 24, 2009.

	(k)	Participation Agreement, dated as of April 25, 2002 among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on April 19, 2018.

	(k)(i)	Form of Amendment to Participation Agreement, dated as of April 3, 2018, by and among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on April 19, 2018.

9.		Legal Opinion.

Opinion and Consent of Shane Daly, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

10.		Other Opinions.

	(a)	Consent of PricewaterhouseCoopers LLP, filed herewith.

	(b)	Powers of Attorney, filed herewith.

	11.	Omitted Financial Statements. Not applicable.

	12.	Initial Capital Agreements. Not applicable.

Item 25.	Directors and Officers of the Depositor.

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of the Depositor.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE DEPOSITOR
DIRECTORS

Ramon de Oliveira	Director
Investment Audit Practice, LLC
580 Park Avenue
New York, NY 10065

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
Blue Marble Microinsurance
100 Avenue of the Americas
New York, NY 10013

Kristi A. Matus	Director
47-C Dana Road
Boxford, MA 02116

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors
285 Central Park West
New York, New York 10024

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*Dave S. Hattem	Senior Executive Director and Secretary

*Jeffrey J. Hurd	Senior Executive Director and Chief Operating Officer

*Anders B. Malmstrom	Senior Executive Director and Chief Financial Officer

*Marine de Boucaud	Managing Director and Chief Human Resources Officer

*Kermitt J. Brooks	Senior Executive Director and General Counsel

*Michael B. Healy	Managing Director and Chief Information Officer

*Andrienne Johnson	Managing Director and Chief Transformation Officer

*Keith Floman	Managing Director and Deputy Chief Actuary

*Michel Perrin	Managing Director and Actuary

*Nicholas Huth	Managing Director, Associate General Counsel and Chief Compliance Officer

*Cassie Carl-Rohm	Managing Director and Chief Talent Officer

*William Eckert	Managing Director and Chief Accounting Officer

*Kathryn Ferrero	Managing Director and Chief Marketing Officer

*William MacGregor	Managing Director and Associate General Counsel

*David Karr	Managing Director

*Jimmy Dewayne Lummus	Managing Director and Controller

*Christina Banthin	Managing Director and Associate General Counsel

*Mary Jean Bonadonna	Managing Director

*Eric Colby	Managing Director

*Graham Day	Managing Director

*Ronald Herrmann	Managing Director

*Steven M. Joenk	Managing Director and Chief Investment Officer

*Kenneth KozlowskI	Managing Director

*Susan La Vallee	Managing Director

*Barbara Lenkiewicz	Managing Director

*Carol Macaluso	Managing Director

*James Mellin	Managing Director

*Hillary Menard	Managing Director

*Kurt Meyers	Managing Director and Associate General Counsel

*Prabha (“Mary”) Ng	Managing Director

*James O’Boyle	Managing Director

*Caroline O’Connell	Managing Director, Chief Strategy and Customer Experience Officer

*Robin Raju	Managing Director

*Trey Reynolds	Managing Director

*Theresa Trusskey	Managing Director

*Marc Warshawsky	Managing Director

*Antonio Di Caro	Managing Director

*Glen Gardner	Managing Director

*Shelby Holklister-Share	Managing Director

*Manuel Prendes	Managing Director

*Aaron Sarfatti	Managing Director and Chief Risk Officer

*Stephen Scanlon	Managing Director

*Samuel Schwartz	Managing Director

*Mia Tarpey	Managing Director

*Gina Tyler	Managing Director and Chief Communications Officer

*Stephanie Withers	Managing Director and Chief Auditor

*Yun (“Julia”) Zhang	Managing Director and Treasurer

Item 26.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Separate Account No. 206 of AXA Equitable Life Insurance Company (the “Separate Accounts”) is a separate account of AXA Equitable Life Insurance Company. AXA Equitable, a New York stock life insurance company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the “Holding Company”).

Set forth below is the subsidiary chart for the Holding Company:

(a) Equitable Holdings, Inc. - Subsidiary Organization Chart: Q4-2019 is incorporated herein by reference to Exhibit 26 (a) to Registration Statement (File No.2-30070) on Form N-4 filed April 21, 2020.

Item 27.	Number of Contractowners.

As of March 31, 2020 there were 10,741 participants in the American Dental Association Members Retirement Program offered by the Registrant, all of which are qualified contracts.

Item 28.	Indemnification

(a)	Indemnification of Directors and Officers

The by-laws of AXA Equitable Life Insurance Company (“AXA Equitable”) provide, in Article VII, as follows:

7.4	Indemnification of Directors, Officer and Employees. (a) To the extent permitted by law of the State of New York and subject to all applicable requirements thereof:

(i)

Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Sombo (Endurance Specialty Insurance Company), U.S. Specialty Insurance, ACE (Chubb), Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CAN, AIG, One Beacon Nationwide, Berkley, Berkshire, SOMPO, CODA (Chubb) and ARGO RE Ltd. The annual limit of such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriter. Not Applicable

Presently, there is no Principal Underwriter of the contracts. AXA Equitable provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan contributions and number of plans sold.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriters

(a)	Not applicable. Presently, there is no Principal Underwriter of the contracts. See Item 28(b).

(b)	See Item 25 of this Part C.

(c)	Not Applicable.

Item 30.	Location of Accounts and Records

AXA Equitable Life Insurance Company

135 West 50th Street

New York, NY 10020

1290 Avenue of the Americas

New York, NY 10104

500 Plaza Drive

Secaucus, NJ 07904

Item 31.	Management Services

Not applicable.

Item 32.	Undertakings

The Registrant hereby undertakes:

(a)

to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)

to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

(d)

The Depositor represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by The Depositor under the Contract.

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 24th day of April, 2020.

AXA EQUITABLE LIFE INSURANCE COMPANY
(Registrant)

By:	AXA Equitable Life Insurance Company

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

SIGNATURES

As required by the Securities Act of 1933, the Depositor has caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 24th day of April, 2020.

AXA EQUITABLE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom	Senior Executive Director and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Managing Director and Chief Accounting Officer

*DIRECTORS:

Ramon de Oliveira	Bertram L. Scott
Daniel G. Kaye	George Stansfield
Kristi A. Matus	Charles G.T. Stonehill
Mark Pearson	Joan Lamm-Tennant

*By:	/s/ Shane Daly
Shane Daly
Attorney-in-Fact
April 24, 2020